As filed with the Securities and Exchange Commission
on November 21, 2001
Registration No. 33-43758

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. ____	[ ]

Fidelity Court Street Trust II
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, MA 02109
(Address Of Principal Executive Offices)

Registrant's Telephone Number (617) 563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f). Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.

It is proposed that this filing will become effective on December 21, 2001, pursuant to Rule 488.

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Facing Page

Contents of Registration Statement

Solicitation Letter to Shareholders

Form of Proxy Card

Notice of Special Meeting

Part A - Proxy Statement and Prospectus

Part B- Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to ask you for your vote on an important proposal to merge Spartan® Connecticut Municipal Money Market Fund (Spartan Connecticut) into Fidelity® Connecticut Municipal Money Market Fund (Fidelity Connecticut). A shareholder meeting is scheduled for March 13, 2002. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.

The funds' Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders. The Trustees, most of who are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed merger is in shareholders' best interest. However, the final decision is up to you.

The proposed merger would provide shareholders of Spartan Connecticut with an opportunity to invest in a larger fund with substantially the same investment objectives and policies. As a result of the merger, both Spartan Connecticut and Fidelity Connecticut shareholders would benefit from an expense reduction until December 31, 2003. Both Spartan Connecticut and Fidelity Connecticut shareholders would benefit from expense reductions a result of the merger. Spartan Connecticut shareholders would also benefit from the elimination of transactions fees and greater flexibility as a result of the lower investment minimums. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.

Please read the enclosed materials and promptly cast your vote on the proxy card(s). You are entitled to one vote for each dollar of net asset value you own of the fund on the record date (January 21, 2001). Your vote is extremely important, no matter how large or small your holdings may be.

Voting by mail is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.

If you have any questions before you vote, please call us at 800-544-3198. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your funds.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposal

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

Shareholders of the fund are being asked to vote on the following proposal:

To approve an Agreement and Plan of Reorganization (the Agreement) between Fidelity Court Street Trust II: Spartan® Connecticut Municipal Money Market Fund (Spartan Connecticut) and Fidelity® Connecticut Municipal Money Market Fund (Fidelity Connecticut). The Agreement provides for the transfer of all of the assets of Spartan Connecticut to Fidelity Connecticut in exchange solely for shares of beneficial interest of Fidelity Connecticut and the assumption by Fidelity Connecticut of Spartan Connecticut's liabilities. Thereupon, Fidelity Connecticut's shares will be distributed to shareholders of Spartan Connecticut in liquidation of Spartan Connecticut.

What is the reason for and advantages of this merger?

The proposed merger would provide shareholders of Spartan Connecticut with an opportunity to participate in a larger fund with substantially the same investment objective and policies. If shareholders approve the merger, the combined fund will retain Fidelity Connecticut's expense structure, requiring payment of a management fee and other operating expenses. FMR has agreed to limit the combined fund's expense ratio to 0.48% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through December 31, 2003. In addition, Spartan Connecticut shareholders would benefit from the elimination of certain transaction fees and lower investment minimums. The funds have had comparable performance. Please keep in mind that past performance is no guarantee of future results.

Annual Total Returns (Periods ended December 31)
	2001	2000	1999	1998	1997	1996
Spartan CT Muni MM	2.04%A	3.55%	2.74%	3.01%	3.14%	3.04%
Fidelity CT Muni MM	2.01% A	3.51%	2.68%	2.90%	3.06%	2.94%

A Returns are from January 1, 2001 through October 31, 2001.

Do the funds being merged have similar investment objectives?

Yes. Each fund seeks as high a level of current income, exempt from federal income tax and, to the extent possible, exempt from Connecticut personal income tax, as is consistent with preservation of capital. Spartan Connecticut differs in that it also seeks to achieve this objective consistent with preserving liquidity. If shareholders approve the merger, the combined fund will retain Fidelity Connecticut's investment objective.

Is the merger considered a taxable event for federal income tax purposes?

Typically, the exchange of shares in a fund merger transaction does not result in a gain or loss for federal or state income tax purposes.

How will you determine the number of shares of Fidelity Connecticut Municipal Money that I will receive?

As of the close of business of the New York Stock Exchange on the Closing Date of the merger, the number of shares to be issued will be based upon the relative net asset values of the funds at the time of the exchange. The anticipated closing date for the merger is March 25, 2001.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date?

To facilitate receiving sufficient votes, we will need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or we may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (March 13, 2002), the meeting may be adjourned to permit further solicitation of proxy votes.

Has the fund's Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the merger proposal and recommends that you vote to approve the merger.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of Spartan Connecticut on the record date. The record date is January 21, 2002.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-3188.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

SPARTAN® CONNECTICUT MUNICIPAL MONEY MARKET FUND
A FUND OF
FIDELITY COURT STREET TRUST II

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-3198

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of SPARTAN® CONNECTICUT MUNICIPAL MONEY MARKET FUND

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Connecticut Municipal Money Market Fund (Spartan Connecticut) will be held at an office of Fidelity Court Street Trust II (the trust), 27 State Street, 10th floor, Boston, Massachusetts 02109 on March 13, 2002, at 11:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

To approve an Agreement and Plan of Reorganization (the Agreement) between Spartan Connecticut and Fidelity® Connecticut Municipal Money Market Fund (Fidelity Connecticut), another fund of the trust. The Agreement provides for the transfer of all of the assets of Spartan Connecticut to Fidelity Connecticut in exchange solely for shares of beneficial interest of Fidelity Connecticut and the assumption by Fidelity Connecticut of Spartan Connecticut's liabilities. Thereupon, Fidelity Connecticut's shares will be distributed to shareholders of Spartan Connecticut in liquidation of Spartan Connecticut.

The Board of Trustees has fixed the close of business on January 21, 2002 as the record date for the determination of the shareholders of Spartan Connecticut entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

January 21, 2002

Your vote is important - please return your proxy card promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

	REGISTRATION	VALID SIGNATURE
A. 1)	ABC Corp.	John Smith, Treasurer
2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
2)	ABC Trust	Ann B. Collins, Trustee
3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
u/t/d 12/28/78
C. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number indicated in the upper left corner of your proxy card.

3. Enter the control number found immediately below the toll-free number.

4. Follow the simple recorded instructions to cast your vote.

SPARTAN® CONNECTICUT MUNICIPAL MONEY MARKET FUND
A FUND OF
FIDELITY COURT STREET TRUST II

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

PROXY STATEMENT AND PROSPECTUS
JANUARY 21, 2002

This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan Connecticut Municipal Money Market Fund (Spartan Connecticut), a fund of Fidelity Court Street Trust II (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of Spartan Connecticut and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, March 13, 2002 at 11:00 a.m. Eastern time at 27 State Street, 10th floor, Boston, Massachusetts 02109, a principal executive office of the trust.

As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), Spartan Connecticut would transfer all of its assets to Fidelity® Connecticut Municipal Money Market Fund (Fidelity Connecticut), another fund of the trust, in exchange solely for shares of beneficial interest of Fidelity Connecticut and the assumption by Fidelity Connecticut of Spartan Connecticut's liabilities. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset values of the funds at the time of the exchange. As provided in the Agreement, Spartan Connecticut will distribute shares of Fidelity Connecticut to its shareholders in liquidation of Spartan Connecticut on March 25, 2002, or such other date as the parties may agree (the Closing Date).

Fidelity Connecticut, a municipal money market fund, is a diversified fund of the trust which in turn is an open-end management investment company organized as a Delaware business trust on June 20, 1991. Fidelity Connecticut's investment objective is to seek as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with preservation of capital.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this proxy statement and prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Fidelity Connecticut that a shareholder should know before voting on the proposed Reorganization. The Statement of Additional Information dated January 21, 2002 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Proxy Statement is accompanied by the Prospectus dated January 27, 2001 and supplemented September 29, 2001, which offers shares of Fidelity Connecticut. The Statement of Additional Information for Fidelity Connecticut dated January 27, 2001 is available upon request. The Prospectus and Statement of Additional Information for Fidelity Connecticut have been filed with the SEC and are incorporated herein by reference. A Prospectus dated January 27, 2001 and supplemented September 29, 2001, and Statement of Additional Information for Spartan Connecticut, dated January 27, 2001, have been filed with the SEC and are incorporated herein by reference. Copies of the current Prospectuses, Statements of Additional Information, or Annual Reports of the funds may be obtained without charge by contacting the trust at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-6666.

TABLE OF CONTENTS

Voting Information..................................................................	1
Synopsis..................................................................................	4
Comparison of Other Policies of The Funds...........................	9
Comparison of Principal Risk Factors.....................................	11
The Proposed Transaction.......................................................	12
Additional Information About Fidelity Connecticut..................	16
Miscellaneous...........................................................................	18
Exhibit 1. Form of Agreement and Plan of Reorganization of Spartan Connecticut Municipal Money Market Fund ..............	21

PROXY STATEMENT AND PROSPECTUS

SPECIAL MEETING OF SHAREHOLDERS OF

SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND
A FUND OF
FIDELITY COURT STREET TRUST II

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

TO BE HELD ON MARCH 13, 2002

_________________________________

VOTING INFORMATION

This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Court Street Trust II (the trust) to be used at the Special Meeting of Shareholders of Spartan Connecticut Municipal Money Market Fund (Spartan Connecticut) and at any adjournments thereof (the Meeting), to be held on Wednesday, March 13, 2002 at 11:00 a.m. Eastern time at 27 State Street, 10th floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January 21, 2002. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of Spartan Connecticut at an anticipated cost of approximately $500. Spartan Connecticut may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of Spartan Connecticut at an anticipated cost of approximately $500. If Spartan Connecticut records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote, or by attending the Meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. Broker non-votes will not be counted toward establishing a quorum nor will they be counted as a vote FOR, AGAINST, or to ABSTAIN for any proposal. With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. Please visit www.fidelity.com/goto/proxies to determine the status of this scheduled shareholder meeting.

On September 30, 2001, there were 202,118,437 and 782,972,024 shares issued and outstanding for Spartan Connecticut and Fidelity Connecticut Municipal Money Market Fund (Fidelity Connecticut), respectively. Shareholders of Spartan Connecticut of record at the close of business on January 21, 2002 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

As of September 30, 2001, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

To the knowledge of the trust, only one shareholder, Michael Connors, New Canaan, CT (6.77%), owned substantial (5% or more) record or beneficial ownership of Spartan Connecticut on September 30, 2001.

To the knowledge of the trust, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of each fund on that date. It is not anticipated that any of the above shareholders will own of record or beneficially 5% or more of the outstanding shares of the combined fund as a result of the Reorganization.

VOTE REQUIRED: Approval of the Reorganization requires the affirmative vote of a "majority of the outstanding voting securities" of Spartan Connecticut. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Broker non-votes are not considered "present" for this purpose.

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectus of Spartan Connecticut and Fidelity Connecticut, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Fidelity Connecticut carefully for more complete information.

The proposed reorganization (the Reorganization) would merge Spartan Connecticut into Fidelity Connecticut, a municipal money market fund also managed by FMR. If the Reorganization is approved, Spartan Connecticut will cease to exist and current shareholders of the fund will become shareholders of Fidelity Connecticut instead.

The proposed Reorganization would provide Spartan Connecticut shareholders with the opportunity to participate in a larger fund with substantially the same investment objective and policies. FMR has also agreed to limit the combined fund's expenses to 0.48% of its average net assets through December 31, 2003 (excluding interest, taxes, brokerage commissions and extraordinary expenses). In addition, Spartan Connecticut shareholders would benefit from the elimination of certain transaction fees and lower investment minimums.

Investment Objectives and Policies

The following summarizes the investment objective and policy differences, if any, between Spartan Connecticut and Fidelity Connecticut.

Spartan Connecticut and Fidelity Connecticut have substantially the same investment objectives and policies. Each fund seeks as high a level of current income, exempt from federal income tax and, to the extent possible, exempt from Connecticut personal income tax, as is consistent with preservation of capital. Spartan Connecticut differs in that it also seeks to achieve this objective consistent with preserving liquidity.

Each fund normally invests so that at least 65% of its total assets are invested in municipal securities whose interest is exempt from Connecticut personal income tax. Spartan Connecticut invests so that at least 80% of its income is exempt from federal income tax, whereas Fidelity Connecticut invests so that at least 80% of its income distributions is exempt from federal income tax. The funds' strategies also include potentially investing more than 25% of total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. Each fund invests its assets in compliance with industry standard requirements for money market funds regarding the quality, maturity, and diversification of investments.

It should be noted that both funds are subject to the new "name test" rule promulgated by the Securities and Exchange Commission (the Commission). Each of the funds, or just the surviving fund, if the reorganization is approved, must comply with this rule by July 31, 2002 by changing its investment policy so that it normally invests at least 80% of assets in municipal securities whose interest is exempt from Connecticut personal income tax and so that at least 80% of its income distributions is exempt from federal income tax.

The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, the investment policies of the funds can be changed without shareholder approval.

Expense Structures and Investment Minimums

Spartan Connecticut and Fidelity Connecticut differ with respect to the contractual structure of fund expenses. Spartan Connecticut pays FMR an "all-inclusive" management fee at an annual rate of 0.50% of its average net assets. This means FMR not only provides the fund with investment advisory and research services, but also pays all of the fund's expenses, with the exception of fees and expenses of the non-interested Trustees; interest; taxes; brokerage fees and commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Fidelity Connecticut, in contrast, pays its management fee and other expenses separately. Its management fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month. The group fee rate is based on the average net assets of all mutual funds advised by FMR. This rate can not rise above 0.37%, and it drops as total assets under management increase. The individual fund fee rate is 0.25%. For the 12 month period ended May 31, 2001, Fidelity Connecticut's total management fee rate was 0.38% and the fund's total operating expenses before transfer agent and custodian expense reductions were 0.52%.

In addition to the management fee payable by the fund, Fidelity Connecticut also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.

If shareholders approve the Reorganization, the combined fund will retain Fidelity Connecticut's expense structure, requiring payment of a management fee and other operating expenses. FMR has agreed to limit the combined fund's expense ratio to 0.48% of its average net assets through December 31, 2003 (excluding interest, taxes, brokerage commissions and extraordinary expenses). This expense limitation would lower the total operating expenses for the former shareholders of Spartan Connecticut from 0.50% to 0.48% beginning on the first business day after the effective date of the Reorganization through December 31, 2003. After December 31, 2003, the combined fund's expenses could increase. If the proposed Reorganization is not approved, Spartan Connecticut will maintain its current fee structure.

Neither fund has a front-end sales charge or contingent deferred sales charge. Spartan Connecticut, however, has the following transaction fees: exchange fee ($5.00); wire transaction fee ($5.00); checkwriting fee ($2.00); and account closeout fee ($5.00). Fidelity Connecticut does not have these transaction fees, nor will the combined fund if the Reorganization is approved.

The funds differ with respect to investment minimums as well. For Spartan Connecticut, the minimum initial investment amount is $25,000, the minimum additional investment amount is $1,000, and the minimum account balance is $10,000. For Fidelity Connecticut, the minimum initial investment amount is $5,000, the minimum additional investment amount is $500, and the minimum account balance is $2,000. The surviving fund would retain Fidelity Connecticut's investment minimums.

For more information about the funds' current fees, refer to their Prospectuses.

The Proposed Reorganization

Shareholders of Spartan Connecticut will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provides for the acquisition of all of the assets of Spartan Connecticut and the assumption of all of the liabilities of Spartan Connecticut by Fidelity Connecticut in exchange solely for shares of Fidelity Connecticut. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset values of the funds (rounded to two decimal places) at the time of the exchange. The exchange of Spartan Connecticut's assets for Fidelity Connecticut's shares will occur as of the close of business of the New York Stock Exchange (NYSE) on March 25, 2002, or such other time and date as the parties may agree (the Closing Date). Spartan Connecticut will then be liquidated as soon as practicable thereafter. Approval of the Reorganization will be determined solely by approval of the shareholders of Spartan Connecticut.

The funds have received an opinion of counsel that the Reorganization will not result in any gain or loss for Federal income tax purposes either to Spartan Connecticut, Fidelity Connecticut, or to the shareholders of Spartan Connecticut. The rights and privileges of the former shareholders of Spartan Connecticut will be effectively unchanged by the Reorganization.

Performance Comparison of the Funds

The following information illustrates the changes in each fund's performance from year to year. The returns in the chart do not include the effect of Spartan Connecticut's account closeout fee. If the effect of the fee were reflected, returns for Spartan Connecticut would have been lower than those shown.

YEAR BY YEAR RETURNS

Spartan Connecticut
Calendar Years	1992	1993	1994	1995	1996	1997	1998	1999	2000
	2.96%	2.15%	2.41%	3.41%	3.04%	3.14%	3.01%	2.74%	3.55%



During the periods shown in the chart for Spartan Connecticut, the highest return for a quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.47% (quarter ended March 31, 1994).

The year-to-date return as of September 30, 2001 for Spartan Connecticut was 1.89%.

Fidelity Connecticut
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	4.37%	2.58%	1.85%	2.32%	3.29%	2.94%	3.06%	2.90%	2.68%	3.51%



During the periods shown in the chart for Fidelity Connecticut, the highest return for a quarter was1.15% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.44% (quarter ended March 31, 1993).

The year-to-date return as of September 30, 2001 for Fidelity Connecticut was 1.87%.

The following tables compare the funds' annual total returns and cumulative total returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance. The returns in the following table do not include the effect of the $5.00 account closeout fee for Spartan Connecticut.

ANNUAL TOTAL RETURNS
(PERIODS ENDED DECEMBER 31)

	1996	1997	1998	1999	2000	2001A
Spartan Connecticut	3.04%	3.14%	3.01%	2.74%	3.55%	2.04%
Fidelity Connecticut	2.94%	3.06%	2.90%	2.68%	3.51%	2.01%

A Returns are from January 1, 2001 through October 31, 2001.

CUMULATIVE TOTAL RETURNS
(PERIODS ENDED OCTOBER 31, 2001)

	1 year	3 years	5 years
Spartan Connecticut	2.67%	9.06%	15.92%
Fidelity Connecticut	2.64%	8.91%	15.55%

As the above tables show, Spartan Connecticut has slightly outperformed Fidelity Connecticut in each period. This outperformance is attributable to the funds' differing expense structures and the timing of cash flows into the funds. If the proposed Reorganization is approved, FMR has agreed to limit the combined fund's expenses to 0.48% of its average net assets through December 31, 2003.

Annual Fund Operating Expenses

The following table shows the fees and expenses of Spartan Connecticut and Fidelity Connecticut for the 12 months ended May 31, 2001. The table also includes pro forma fees for the combined fund based on the same time period after giving effect to the Reorganization and including the effect of FMR's expense limitation of 0.48% of average net assets through December 31, 2003 (excluding interest, taxes, brokerage commissions, and extraordinary expenses).

The annual fund operating expenses provided below for Spartan Connecticut and Fidelity Connecticut do not reflect the effect of any reduction of certain expenses during the period. The Combined Fund (Pro Forma) includes the effect of FMR's 0.48% expense limitation but does not include the effect of any reduction of transfer agent and custodian expenses during the period.

Shareholder fees (paid by the investor directly)	Spartan Connecticut	Fidelity Connecticut	Combined Fund (Pro Forma)
Sales charge (load) on purchases and reinvested distributions	None	None	None
Deferred sales charge (load on redemptions)	None	None	None
Exchange fee	$5.00	None	None
Wire transaction fee	$5.00	None	None
Checkwriting fee (per check)	$2.00	None	None
Account closeout fee	$5.00	None	None

Annual fund operating expenses (paid from fund assets)	Spartan Connecticut	Fidelity Connecticut	Combined Fund (Pro Forma)
Management Fee	0.50%	0.38%	0.38%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.00%	0.14%	0.13%
Total annual fund operating expenses	0.50%	0.52%	0.51%
Expense Reimbursement	--	--	(0.03%)A
Net expenses	0.50%	0.52%	0.48%

A FMR has agreed to reimburse the combined fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.48%. This arrangement will remain in effect through December 31, 2003.

Through arrangements with Spartan Connecticut's and Fidelity Connecticut's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce fund expenses. Including these reductions, the total fund operating expenses would have been 0.48% for Spartan Connecticut, 0.50% for Fidelity Connecticut, and 0.46% (after reimbursement) for the combined fund pro forma.

Examples of Effect of Fund Expenses

The following table illustrates the expenses on a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) net expenses calculated at the rates stated above, assuming a 5% annual return. The table illustrates how much a shareholder would pay in total expenses if a shareholder sells all of his/her shares at the end of each time period and if the shareholder held his/her shares:

		Sell all shares	Hold all shares
Spartan Connecticut	1 year	$ 56	$ 51
	3 years	$ 165	$ 160
	5 years	$ 285	$ 280
	10 years	$ 633	$ 628
Fidelity Connecticut	1 year	$ 53	$ 53
	3 years	$ 167	$ 167
	5 years	$ 291	$ 291
	10 years	$ 653	$ 653
Combined Fund (Pro Forma)	1 year	$ 49	$ 49
	3 years	$ 154	$ 154
	5 years	$ 269	$ 269
	10 years	$ 604	$ 604

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Forms of Organization

Spartan Connecticut and Fidelity Connecticut are diversified funds of the trust, which is an open-end management investment company organized as a Delaware business trust on June 20, 1991. The trust is authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of the same Delaware business trust, organized under the same Trust Instrument, the rights of the security holders of Spartan Connecticut under state law and the governing documents are expected to remain unchanged after the Reorganization. For more information regarding shareholder rights, refer to the section of the fund's Statement of Additional Information called "Description of the Trust."

COMPARISON OF OTHER POLICIES OF THE FUNDS

Diversification. Spartan Connecticut and Fidelity Connecticut are diversified funds. With respect to 75% of their total assets, each fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result more than 5% of that fund's total assets would be invested in the securities of that issuer. As a matter of fundamental policy, each fund may not purchase the securities of any issuer, if as a result, that fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act and the rules thereunder, as such may be amended from time to time.

Borrowing. As a matter of fundamental policy, each fund may borrow money for temporary or emergency purposes (not for leveraging or investment), but not in an amount exceeding 33-1/3% of its total assets. Each fund may borrow money from banks or from a regular investment company or portfolio advised by FMR or an affiliate, or through reverse repurchase agreements.

Lending. Neither fund currently intends to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities. As a matter of fundamental policy, each fund may not lend more than 33-1/3% of its total assets to other parties. These limitations do not apply to purchases of debt securities or to repurchase agreements.

For more information about the risks and restrictions associated with these policies, see each fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.

Operations of Fidelity Connecticut Following the Reorganization

FMR does not expect Fidelity Connecticut to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Fidelity Connecticut in their current capacities. Fidelity Connecticut and Spartan Connecticut have the same portfolio manager, who is expected to continue to be responsible for portfolio management of the combined fund after the Reorganization.

All of the current investments of Spartan Connecticut are permissible investments for Fidelity Connecticut. Nevertheless, if shareholders approve the Reorganization, FMR may sell certain securities held by Spartan Connecticut and purchase other securities. Transaction costs associated with such adjustments that occur between shareholder approval and the Closing Date will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Fidelity Connecticut.

Purchases and Redemptions

The price to buy one share of each fund is that fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Shares are purchased at the next NAV calculated after an investment is received in proper form. Each fund's NAV is normally calculated at the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Commission. Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

Both funds value their portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the funds maintain a share price of $1.00. However, there is no guarantee that the funds will be able to do so.

The price to sell one share of each fund is the fund's NAV. Shares are sold at the next NAV calculated after an order is received in proper form. No sales charge is assessed by either fund upon redemption. However, Spartan Connecticut has a $5.00 fee for wire redemptions and a $5.00 account closeout fee.

On January 14, 2002, Spartan Connecticut closed to new accounts pending the Reorganization. Spartan Connecticut shareholders as of that date can continue to purchase shares of the fund and may redeem shares through the Closing Date of the Reorganization. If the Reorganization is approved, the purchase and redemption policies of Fidelity Connecticut will remain unchanged.

Refer to each fund's Prospectus for more information regarding how to buy and redeem shares.

Exchanges

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund. Shareholders of the funds may exchange their shares of a fund for shares of any other Fidelity fund available in the shareholder's state.

Exchanges out of Spartan Connecticut are currently subject to a $5.00 exchange fee. Fidelity Connecticut does not currently impose an exchange fee. If the Reorganization is approved, the exchange privilege of Fidelity Connecticut will remain unchanged.

Dividends and Other Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Distributions by each fund consist primarily of dividends. Each fund normally declares dividends daily and pays them monthly. On or before the Closing Date, Spartan Connecticut may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.

Federal Income Tax Consequences of the Reorganization

Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.

As of November 30, 2000, Spartan Connecticut and Fidelity Connecticut had capital loss carryforwards for federal income tax purposes of approximately $3,000 and $33,000, respectively. Under current federal tax law, Fidelity Connecticut may be limited to using only a portion, if any, of its capital loss carryforward or the capital loss carryforwards transferred by Spartan Connecticut at the time of the Reorganization ("capital loss carryforwards"). There is no assurance that Fidelity Connecticut will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforward attributable to Spartan Connecticut will expire on November 30, 2005. The capital loss carryforward attributable to Fidelity Connecticut will expire between November 30, 2002 and November 30, 2008.

COMPARISON OF PRINCIPAL RISK FACTORS

Many factors affect each fund's performance. A fund's yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. While the funds have insurance coverage for specified types of losses related to default or bankruptcy on certain securities, the funds may incur losses regardless of the insurance. Each fund's performance may also be significantly affected by issuer-specific changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

THE PROPOSED TRANSACTION

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
SPARTAN CONNECTICUT AND FIDELITY CONNECTICUT.

Reorganization Plan

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

The Agreement contemplates (a) Fidelity Connecticut acquiring as of the Closing Date all of the assets of Spartan Connecticut in exchange solely for shares of Fidelity Connecticut and the assumption by Fidelity Connecticut of Spartan Connecticut's liabilities; and (b) the distribution of shares of Fidelity Connecticut to the shareholders of Spartan Connecticut as provided for in the Agreement.

The assets of Spartan Connecticut to be acquired by Fidelity Connecticut include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Connecticut, and any deferred or prepaid expenses shown as an asset on the books of Spartan Connecticut on the Closing Date. Fidelity Connecticut will assume from Spartan Connecticut all liabilities, debts, obligations, and duties of Spartan Connecticut of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan Connecticut will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Fidelity Connecticut will deliver to Spartan Connecticut the number of full and fractional shares of Fidelity Connecticut having an aggregate net asset value equal to the aggregate net asset value of shares of Spartan Connecticut as of the Closing Date. Spartan Connecticut shall then distribute the Fidelity Connecticut shares pro rata to its shareholders.

The value of Spartan Connecticut's assets to be acquired by Fidelity Connecticut and the amount of its liabilities to be assumed by Fidelity Connecticut will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Spartan Connecticut's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity Connecticut will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

As of the Closing Date, Spartan Connecticut will distribute to its shareholders of record the shares of Fidelity Connecticut it received, so that each Spartan Connecticut shareholder will receive the number of full and fractional shares of Fidelity Connecticut equal in value to the aggregate net asset value of shares of Spartan Connecticut held by such shareholder on the Closing Date; Spartan Connecticut will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Fidelity Connecticut in the names of the Spartan Connecticut shareholders and by transferring thereto shares of Fidelity Connecticut. Each Spartan Connecticut shareholder's account will be credited with the respective pro rata number of full and fractional shares of Fidelity Connecticut due that shareholder. Fidelity Connecticut will not issue certificates representing its shares in connection with such exchange.

Accordingly, immediately after the Reorganization, each former Spartan Connecticut shareholder will own shares of Fidelity Connecticut equal in value (rounded to two decimap places) to the aggregate net asset value of that shareholder's shares of Spartan Connecticut immediately prior to the Reorganization. The net asset value per share of Fidelity Connecticut will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

Any transfer taxes payable upon issuance of shares of Fidelity Connecticut in a name other than that of the registered holder of the shares on the books of Spartan Connecticut as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan Connecticut is and will continue to be its responsibility up to and including the Closing Date and such later date on which Spartan Connecticut is liquidated.

Pursuant to its management contract with Spartan Connecticut, FMR will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Spartan Connecticut and Fidelity Connecticut due to the Reorganization prior to the Closing Date which will be borne by Spartan Connecticut and Fidelity Connecticut, respectively. Any transaction costs associated with portfolio adjustments to Spartan Connecticut and Fidelity Connecticut due to the Reorganization which occur after the Closing Date will be born by Fidelity Connecticut. Any additional merger-related costs attributable to Fidelity Connecticut which occur after the Closing Date will be borne by Fidelity Connecticut, or to the extent that total operating expenses exceed 0.48%, will be borne by FMR. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

Reasons for the Reorganization

The Board of Trustees (the Board) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

In considering the Reorganization, the Board considered a number of factors, including the following:

(1) the compatibility of the funds' investment objectives and policies;

(2) the historical performance of the funds;

(3) the relative expense ratios of the funds;

(4) the costs to be incurred by each fund as a result of the Reorganization;

(5) the tax consequences of the Reorganization;

(6) the relative size of the funds;

(7) the impact of changes to the Fidelity municipal money market product line on the funds and their shareholders; and

(8) the benefit to the shareholders of the funds and to FMR.

FMR recommended the Reorganization to the Board at meetings of the Board held on June 14, 2001 and September 20, 2001. In recommending the Reorganization, FMR advised the Board that the funds have substantially the same investment objectives and policies. FMR informed the Board that the funds differed primarily with respect to their expense structures and investment minimums.

The Board considered that the proposed merger would combine a small fund into a larger fund, resulting in operational efficiencies. In addition, the Board considered that if the Reorganization is approved, FMR agrees to limit the combined fund's total operating expenses to 0.48% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through December 31, 2003. This expense limitation would lower the total operating expenses for the former shareholders of Spartan Connecticut from 0.50% to 0.48% of its average net assets through December 31, 2003.

Finally, the Board considered the fact that Spartan Connecticut shareholders would also benefit from the elimination of transaction fees and have greater investment flexibility as a result of lower investment minimums.

Description of the Securities to be Issued

The trust is registered with the Commission as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Fidelity Connecticut is one of five funds of the trust. Each share of Fidelity Connecticut represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity Connecticut is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund which that shareholder owns. Shares of Fidelity Connecticut have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in each fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in each fund's Statement of Additional Information under the heading "Shareholder Liability."

The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

Federal Income Tax Considerations

The exchange of Spartan Connecticut's assets for Fidelity Connecticut's shares and the assumption of the liabilities of Spartan Connecticut by Fidelity Connecticut is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan Connecticut and Fidelity Connecticut, substantially to the effect that:

(i) The acquisition by Fidelity Connecticut of all of the assets of Spartan Connecticut solely in exchange for Fidelity Connecticut shares and the assumption by Fidelity Connecticut of Spartan Connecticut's liabilities, followed by the distribution by Spartan Connecticut of Fidelity Connecticut shares to the shareholders of Spartan Connecticut pursuant to the liquidation of Spartan Connecticut and constructively in exchange for their Spartan Connecticut shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan Connecticut and Fidelity Connecticut will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

(ii) No gain or loss will be recognized by Spartan Connecticut upon the transfer of all of its assets to Fidelity Connecticut in exchange solely for Fidelity Connecticut shares and Fidelity Connecticut's assumption of Spartan Connecticut's liabilities, followed by Spartan Connecticut's subsequent distribution of those shares to shareholders in liquidation of Spartan Connecticut;

(iii) No gain or loss will be recognized by Fidelity Connecticut upon the receipt of the assets of Spartan Connecticut in exchange solely for Fidelity Connecticut shares and its assumption of Spartan Connecticut's liabilities;

(iv) The shareholders of Spartan Connecticut will recognize no gain or loss upon the exchange of their Spartan Connecticut shares solely for Fidelity Connecticut shares;

(v) The basis of Spartan Connecticut's assets in the hands of Fidelity Connecticut will be the same as the basis of those assets in the hands of Spartan Connecticut immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity Connecticut will include the holding period of those assets in the hands of Spartan Connecticut;

(vi) The basis of Spartan Connecticut shareholders in Fidelity Connecticut shares will be the same as their basis in Spartan Connecticut shares to be surrendered in exchange therefor; and

(vii) The holding period of the Fidelity Connecticut shares to be received by the Spartan Connecticut shareholders will include the period during which the Spartan Connecticut shares to be surrendered in exchange therefor were held, provided such Spartan Connecticut shares were held as capital assets by those shareholders on the date of the Reorganization.

Shareholders of Spartan Connecticut should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization

The following table shows the capitalization of the funds as of May 31, 2001 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

	Net Assets	NAV Per Share	Shares Outstanding
Spartan Connecticut	$ 222,102,020	$ 1.00	222,099,230
Fidelity Connecticut	$ 763,165,905	$ 1.00	763,156,332
Combined Fund (Pro Forma)	$ 985,267,925	$ 1.00	985,255,562

Conclusion

The Agreement and the transactions provided for therein were approved by the Board of Trustees of the Trust at a meeting held on September 20, 2001. The Board of Trustees determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Spartan Connecticut and Fidelity Connecticut would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan Connecticut will continue to engage in business as a fund of a registered investment company and the trust's Board may consider other proposals for the reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT FIDELITY CONNECTICUT

Fidelity Connecticut's Prospectus dated January 27, 2001 and supplemented September 29, 2001, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The Prospectus also contains Fidelity Connecticut's financial highlights for the fiscal year ended November 30. The following table includes Fidelity Connecticut's unaudited financial highlights for the semiannual period ended May 31, 2001, and the audited financial highlights for the five years ended November 30, 2000.

FINANCIAL HIGHLIGHTS

Fidelity Connecticut Municipal Money Market Fund

	Six months ended May 31, 2001	Years ended November 30,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.015	.034	.026	.029	.030	.029
Less Distributions
From net investment income	(.015)	(.034)	(.026)	(.029)	(.030)	(.029)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B, C	1.49%	3.47%	2.63%	2.94%	3.05%	2.98%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 763,166	$ 718,657	$ 532,948	$ 487,990	$ 387,177	$ 339,487
Ratio of expenses to average net assets	.51% A	.54%	.55%	.56%	.58%	.59%
Ratio of expenses to average net assets after expense reductions	.47% A, D	.54%	.54% D	.56%	.57% D	.58% D
Ratio of net investment income to average net assets	2.98% A	3.43%	2.60%	2.90%	3.00%	2.93%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

MISCELLANEOUS

Legal Matters. Certain legal matters in connection with the issuance of Fidelity Connecticut shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to the trust.

Experts. The audited financial statements of Spartan Connecticut and Fidelity Connecticut incorporated by reference into the Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Report to Shareholders for the fiscal year ended November 30, 2000. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information. The trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the Commission. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees. Please advise Fidelity Court Street Trust II, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and the Fidelity Connecticut Prospectus you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of January 21, 2002, by and between Spartan Connecticut Municipal Money Market Fund (Spartan Connecticut) and Fidelity Connecticut Municipal Money Market Fund (Fidelity Connecticut), funds of Fidelity Court Street Trust II. Fidelity Court Street Trust II is a duly organized business trust under the laws of the State of Delaware with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Connecticut and Spartan Connecticut may be referred to herein collectively as the "Funds" or each individually as the "Fund."

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan Connecticut to Fidelity Connecticut solely in exchange for shares of beneficial interest in Fidelity Connecticut (the Fidelity Connecticut Shares) and the assumption by Fidelity Connecticut of Spartan Connecticut's liabilities; and (b) the constructive distribution of such shares by Spartan Connecticut pro rata to its shareholders in complete liquidation and termination of Spartan Connecticut in exchange for all of Spartan Connecticut's outstanding shares. Spartan Connecticut shall receive shares of Fidelity Connecticut having an aggregate net asset value equal to the aggregate net asset value of the shares of Spartan Connecticut outstanding on the Closing Date (as defined in Section 6), which Spartan Connecticut shall then distribute pro rata to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF SPARTAN CONNECTICUT. Spartan Connecticut represents and warrants to and agrees with Fidelity Connecticut that:

(a) Spartan Connecticut is a series of Fidelity Court Street Trust II, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity Court Street Trust II is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) The Prospectus dated January 27, 2001 and supplemented September 29, 2001 and the Statement of Additional Information of Spartan Connecticut dated January 27, 2001, previously furnished to Fidelity Connecticut, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Connecticut, threatened against Spartan Connecticut which assert liability on the part of Spartan Connecticut. Spartan Connecticut knows of no facts which might form the basis for the institution of such proceedings;

(e) Spartan Connecticut is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Trust Instrument or By-laws, or, to the knowledge of Spartan Connecticut, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Connecticut is a party or by which Spartan Connecticut is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan Connecticut is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Connecticut at November 30, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Fidelity Connecticut together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended May 31, 2001. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Spartan Connecticut has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of November 30, 2000 and those incurred in the ordinary course of Spartan Connecticut's business as an investment company since November 30, 2000;

(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Court Street Trust II on Form N-14 relating to the shares of Fidelity Connecticut issuable hereunder and the proxy statement of Spartan Connecticut included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan Connecticut (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan Connecticut, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) All material contracts and commitments of Spartan Connecticut (other than this Agreement) will be terminated without liability to Spartan Connecticut prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

(j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Connecticut of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(k) Spartan Connecticut has filed or will file all federal and state tax returns which, to the knowledge of Spartan Connecticut's officers, are required to be filed by Spartan Connecticut and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Connecticut's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) Spartan Connecticut has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

(m) All of the issued and outstanding shares of Spartan Connecticut are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Delaware law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan Connecticut will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity Connecticut in accordance with this Agreement;

(n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan Connecticut will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets to be transferred to Fidelity Connecticut pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan Connecticut's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity Connecticut will acquire Spartan Connecticut's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity Connecticut) and without any restrictions upon the transfer thereof; and

(o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Connecticut, and this Agreement constitutes a valid and binding obligation of Spartan Connecticut enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF FIDELITY CONNECTICUT. Fidelity Connecticut represents and warrants to and agrees with Spartan Connecticut that:

(a) Fidelity Connecticut is a series of Fidelity Court Street Trust II, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity Court Street Trust II is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of Fidelity Connecticut, dated January 27, 2001, previously furnished to Spartan Connecticut did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity Connecticut, threatened against Fidelity Connecticut which assert liability on the part of Fidelity Connecticut. Fidelity Connecticut knows of no facts which might form the basis for the institution of such proceedings;

(e) Fidelity Connecticut is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Trust Instrument or By-laws, or, to the knowledge of Fidelity Connecticut, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity Connecticut is a party or by which Fidelity Connecticut is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity Connecticut is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity Connecticut at November 30, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Spartan Connecticut together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended May 31, 2001. Said Statements of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such dates and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Fidelity Connecticut has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of November 30, 2000 and those incurred in the ordinary course of Fidelity Connecticut's business as an investment company since November 30, 2000;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity Connecticut of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(i) Fidelity Connecticut has filed or will file all federal and state tax returns which, to the knowledge of Fidelity Connecticut's officers, are required to be filed by Fidelity Connecticut and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity Connecticut's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) Fidelity Connecticut has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on November 30, 2002;

(k) As of the Closing Date, the shares of beneficial interest of Fidelity Connecticut to be issued to Spartan Connecticut will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Fidelity Connecticut, and no shareholder of Fidelity Connecticut will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity Connecticut, and this Agreement constitutes a valid and binding obligation of Fidelity Connecticut enforceable in accordance with its terms, subject to approval by the shareholders of Spartan Connecticut;

(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity Connecticut, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity Connecticut, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) The issuance of the Fidelity Connecticut Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

(o) All of the issued and outstanding shares of beneficial interest of Fidelity Connecticut have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

(a) Subject to the requisite approval of the shareholders of Spartan Connecticut and to the other terms and conditions contained herein, Spartan Connecticut agrees to assign, sell, convey, transfer, and deliver to Fidelity Connecticut as of the Closing Date all of the assets of Spartan Connecticut of every kind and nature existing on the Closing Date. Fidelity Connecticut agrees in exchange therefor: (i) to assume all of Spartan Connecticut's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Spartan Connecticut the number of full and fractional shares of Fidelity Connecticut having an aggregate net asset value equal to the aggregate net asset value of shares of Spartan Connecticut transferred hereunder determined as provided for under Section 4.

(b) The assets of Spartan Connecticut to be acquired by Fidelity Connecticut shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Connecticut, and any deferred or prepaid expenses shown as an asset on the books of Spartan Connecticut on the Closing Date. Spartan Connecticut will pay or cause to be paid to Fidelity Connecticut any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity Connecticut hereunder, and Fidelity Connecticut will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of Spartan Connecticut to be assumed by Fidelity Connecticut shall include (except as otherwise provided for herein) all of Spartan Connecticut's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan Connecticut agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Spartan Connecticut will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity Connecticut Shares in exchange for such shareholders' shares of beneficial interest in Spartan Connecticut and Spartan Connecticut will be liquidated in accordance with Spartan Connecticut's Amended and Restated Trust Instrument. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Fidelity Connecticut's share transfer books in the names of the Spartan Connecticut shareholders and transferring the Fidelity Connecticut Shares thereto. Each Spartan Connecticut shareholder's account shall be credited with the respective pro rata number of full and fractional Fidelity Connecticut Shares due that shareholder. All outstanding Spartan Connecticut shares, including any represented by certificates, shall simultaneously be canceled on Spartan Connecticut's share transfer records. Fidelity Connecticut shall not issue certificates representing the Fidelity Connecticut Shares in connection with the Reorganization.

(e) Any reporting responsibility of Spartan Connecticut is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Fidelity Connecticut Shares in a name other than that of the registered holder on Spartan Connecticut's books of the Spartan Connecticut shares constructively exchanged for the Fidelity Connecticut Shares shall be paid by the person to whom such Fidelity Connecticut Shares are to be issued, as a condition of such transfer.

4. VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date (the Valuation Time).

(b) As of the Closing Date, Fidelity Connecticut will deliver to Spartan Connecticut the number of Fidelity Connecticut Shares having an aggregate net asset value equal to the value of the assets of Spartan Connecticut transferred hereunder less the liabilities of Spartan Connecticut, determined as provided in this Section 4.

(c) The net asset value per share of the Fidelity Connecticut Shares to be delivered to Spartan Connecticut, the value of the assets of Spartan Connecticut transferred hereunder, and the value of the liabilities of Spartan Connecticut to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of the Fidelity Connecticut Shares shall be computed in the manner set forth in the then-current Fidelity Connecticut Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan Connecticut shall be computed in the manner set forth in the then-current Spartan Connecticut Prospectus and Statement of Additional Information.

(e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan Connecticut and Fidelity Connecticut.

5. FEES; EXPENSES.

(a) Pursuant to Spartan Connecticut's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Fidelity Connecticut will be borne by Fidelity Connecticut.

(b) Each of Fidelity Connecticut and Spartan Connecticut represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of Fidelity Court Street Trust II, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on March 25, 2002, or at some other time, date, and place agreed to by Spartan Connecticut and Fidelity Connecticut (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan Connecticut and the net asset value per share of Fidelity Connecticut is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN CONNECTICUT.

(a) Spartan Connecticut agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Connecticut as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan Connecticut.

(b) Spartan Connecticut agrees that as soon as reasonably practicable after distribution of the Fidelity Connecticut Shares, Spartan Connecticut shall be terminated as a series of Fidelity Court Street Trust II pursuant to its Amended and Restated Trust Instrument, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan Connecticut shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF FIDELITY CONNECTICUT.

(a) That Spartan Connecticut furnishes to Fidelity Connecticut a statement, dated as of the Closing Date, signed by an officer of Fidelity Court Street Trust II, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Connecticut made in this Agreement are true and correct in all material respects and that Spartan Connecticut has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That Spartan Connecticut furnishes Fidelity Connecticut with copies of the resolutions, certified by an officer of Fidelity Court Street Trust II, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Connecticut;

(c) That, on or prior to the Closing Date, Spartan Connecticut will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan Connecticut substantially all of Spartan Connecticut's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

(d) That Spartan Connecticut shall deliver to Fidelity Connecticut at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan Connecticut's behalf by its Treasurer or Assistant Treasurer;

(e) That Spartan Connecticut's custodian shall deliver to Fidelity Connecticut a certificate identifying the assets of Spartan Connecticut held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity Connecticut; (ii) Spartan Connecticut's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

(f) That Spartan Connecticut's transfer agent shall deliver to Fidelity Connecticut at the Closing a certificate setting forth the number of shares of Spartan Connecticut outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

(g) That Spartan Connecticut calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Connecticut as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan Connecticut;

(h) That Spartan Connecticut delivers to Fidelity Connecticut a certificate of an officer of Fidelity Court Street Trust II, dated as of the Closing Date, that there has been no material adverse change in Spartan Connecticut's financial position since November 30, 2000, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of Spartan Connecticut shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan Connecticut or its transfer agent by Fidelity Connecticut or its agents shall have revealed otherwise, Spartan Connecticut shall have taken all actions that in the opinion of Fidelity Connecticut are necessary to remedy any prior failure on the part of Spartan Connecticut to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF SPARTAN CONNECTICUT.

(a) That Fidelity Connecticut shall have executed and delivered to Spartan Connecticut an Assumption of Liabilities, certified by an officer of Fidelity Court Street Trust II, dated as of the Closing Date pursuant to which Fidelity Connecticut will assume all of the liabilities of Spartan Connecticut existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

(b) That Fidelity Connecticut furnishes to Spartan Connecticut a statement, dated as of the Closing Date, signed by an officer of Fidelity Court Street Trust II, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity Connecticut made in this Agreement are true and correct in all material respects, and Fidelity Connecticut has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That Spartan Connecticut shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Spartan Connecticut and Fidelity Connecticut, to the effect that the Fidelity Connecticut Shares are duly authorized and upon delivery to Spartan Connecticut as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Fidelity Connecticut (except as disclosed in Fidelity Connecticut's Statement of Additional Information).

10. CONDITIONS TO OBLIGATIONS OF FIDELITY CONNECTICUT AND SPARTAN CONNECTICUT.

(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Connecticut;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Fidelity Connecticut or Spartan Connecticut to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity Connecticut or Spartan Connecticut, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity Connecticut and Spartan Connecticut, threatened by the Commission; and

(f) That Fidelity Connecticut and Spartan Connecticut shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Fidelity Connecticut and Spartan Connecticut that for federal income tax purposes:

(i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Spartan Connecticut and Fidelity Connecticut will each be parties to the Reorganization under section 368(b) of the Code;

(ii) No gain or loss will be recognized by Spartan Connecticut upon the transfer of all of its assets to Fidelity Connecticut in exchange solely for the Fidelity Connecticut Shares and the assumption of Spartan Connecticut's liabilities followed by the distribution of those Fidelity Connecticut Shares to the shareholders of Spartan Connecticut in liquidation of Spartan Connecticut;

(iii) No gain or loss will be recognized by Fidelity Connecticut on the receipt of Spartan Connecticut's assets in exchange solely for the Fidelity Connecticut Shares and the assumption of Spartan Connecticut's liabilities;

(iv) The basis of Spartan Connecticut's assets in the hands of Fidelity Connecticut will be the same as the basis of such assets in Spartan Connecticut's hands immediately prior to the Reorganization;

(v) Fidelity Connecticut's holding period in the assets to be received from Spartan Connecticut will include Spartan Connecticut's holding period in such assets;

(vi) A Spartan Connecticut shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan Connecticut for the Fidelity Connecticut Shares in the Reorganization;

(vii) A Spartan Connecticut shareholder's basis in the Fidelity Connecticut Shares to be received by him or her will be the same as his or her basis in the Spartan Connecticut shares exchanged therefor;

(viii) A Spartan Connecticut shareholder's holding period for his or her Fidelity Connecticut Shares will include the holding period of Spartan Connecticut shares exchanged, provided that those Spartan Connecticut shares were held as capital assets on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither Spartan Connecticut nor Fidelity Connecticut may waive the conditions set forth in this Subsection 10(f).

11. COVENANTS OF FIDELITY CONNECTICUT AND SPARTAN CONNECTICUT.

(a) Fidelity Connecticut and Spartan Connecticut each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) Spartan Connecticut covenants that it is not acquiring the Fidelity Connecticut Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(c) Spartan Connecticut covenants that it will assist Fidelity Connecticut in obtaining such information as Fidelity Connecticut reasonably requests concerning the beneficial ownership of Spartan Connecticut's shares; and

(d) Spartan Connecticut covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Trust Instrument in accordance with applicable law and after the Closing Date, Spartan Connecticut will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

Fidelity Connecticut and Spartan Connecticut may terminate this Agreement by mutual agreement. In addition, either Fidelity Connecticut or Spartan Connecticut may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of Spartan Connecticut or Fidelity Connecticut, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Delaware.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity Connecticut or Spartan Connecticut; provided, however, that following the shareholders' meeting called by Spartan Connecticut pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity Connecticut Shares to be paid to Spartan Connecticut shareholders under this Agreement to the detriment of such shareholders without their further approval.

(c) Except as provided in Subsection 10(f), either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. TRUST INSTRUMENT.

A copy of the Funds' Trust Instrument, as restated and amended, is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Funds as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund or to any other series of the trust.

15. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

Form of Proxy Card: Spartan Connecticut Municipal Money Market Fund

Fidelity (logo) Investments®	Vote this proxy card TODAY!
PO Box 770001	Your prompt response will save the expense
Cincinnati, Ohio 45277-0002	of additional mailings

Voting is easier than ever!
Vote by Phone by calling toll-free 1-888-221-0697
or return the signed proxy card in the enclosed envelope.

*** CONTROL NUMBER: ____________ ***

(downtriangle) Please detach card at perforation before mailing. (downtriangle)

Fidelity Court Street Trust II: Spartan® Connecticut Municipal Money Market Fund
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Marie L. Knowles, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Court Street Trust II as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 13, 2002 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

(downtriangle) Date _____________________, 2002
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE.
|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	___________________________________ ___________________________________ ___________________________________ ___________________________________
Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc.,please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(downtriangle)	(downtriangle)

Please refer to the Proxy Statement discussion of this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(downtriangle) Please detach card at perforation before mailing. (downtriangle)
(downtriangle) Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3)			(downtriangle)
PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization between Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund.	(_)	(_)	(_) 1.
(downtriangle)			(downtriangle)

CTM-PXC-0102	425

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity's

Connecticut Municipal

Funds

Fidelity® Connecticut Municipal Money Market Fund

(fund number 418, trading symbol FCMXX)

Spartan® Connecticut Municipal Money Market Fund

(fund number 425, trading symbol SPCXX)

Spartan Connecticut Municipal Income Fund

(fund number 407, trading symbol FICNX)

Prospectus

January 27, 2001

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	8	Investment Summary
	10	Performance
	12	Fee Table
Fund Basics	16	Investment Details
	21	Valuing Shares
Shareholder Information	22	Buying and Selling Shares
	28	Exchanging Shares
	28	Account Features and Policies
	33	Dividends and Capital Gain Distributions
	34	Tax Consequences
Fund Services	35	Fund Management
	36	Fund Distribution
Appendix	38	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Connecticut Municipal Money Market Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing in municipal money market securities, including shares of a municipal money market fund managed by an affiliate of FMR.
  Normally investing at least 65% of total assets in municipal securities whose interest is exempt from Connecticut personal income tax.
  Normally investing so that at least 80% of income distributions is exempt from federal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Geographic Concentration. Unfavorable political or economic conditions within Connecticut can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Spartan® Connecticut Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and, to the extent possible, exempt from Connecticut personal income tax, as is consistent with preservation of capital and liquidity.

Prospectus

Fund Summary - continued

Principal Investment Strategies

FMR's principal investment strategies include:

  Normally investing in municipal money market securities, including shares of a municipal money market fund managed by an affiliate of FMR.
  Normally investing at least 65% of total assets in municipal securities whose interest is exempt from Connecticut personal income tax.
  Normally investing so that at least 80% of income is exempt from federal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Geographic Concentration. Unfavorable political or economic conditions within Connecticut can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Spartan Connecticut Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Connecticut personal income tax.

Principal Investment Strategies

FMR's principal investment strategies include:

  Normally investing in investment-grade municipal debt securities (those of medium and high quality).
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and Connecticut personal income taxes.

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Fund Summary - continued

  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Managing the fund to have similar overall interest rate risk to an index, which as of November 30, 2000, was the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Geographic Concentration. Unfavorable political or economic conditions within Connecticut can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Performance

The following information illustrates the changes in each fund's performance from year to year and compares the bond fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Spartan Connecticut Municipal Income also compares its performance to the performance of an additional index over various periods of time. Data for the additional index for Spartan Connecticut Municipal Income is available only from June 30, 1993 to the present. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

The returns in the chart do not include the effect of Spartan Connecticut Municipal Money Market's account closeout fee. If the effect of the fee were reflected, returns would be lower than those shown.

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Fund Summary - continued

CT Muni Money Market
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	4.37%	2.58%	1.85%	2.32%	3.29%	2.94%	3.06%	2.90%	2.68%	3.51%

During the periods shown in the chart for Connecticut Municipal Money Market, the highest return for a quarter was1.15% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.44% (quarter ended March 31, 1993).

Spartan CT Muni Money Market
Calendar Years	1992	1993	1994	1995	1996	1997	1998	1999	2000
	2.96%	2.15%	2.41%	3.41%	3.04%	3.14%	3.01%	2.74%	3.55%

During the periods shown in the chart for Spartan Connecticut Municipal Money Market, the highest return for a quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.47% (quarter ended March 31, 1994).

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Fund Summary - continued

Spartan CT Muni Income
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	10.58%	8.22%	12.98%	-7.02%	17.12%	4.24%	9.13%	5.80%	-2.10%	10.96%

During the periods shown in the chart for Spartan Connecticut Municipal Income, the highest return for a quarter was 7.49% (quarter ended March 31, 1995) and the lowest return for a quarter was -6.10% (quarter ended March 31, 1994).

Average Annual Returns

The returns in the following table do not include the effect of the $5 account closeout fee for Spartan Connecticut Municipal Money Market.

For the periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years/Life of fund
CT Municipal Money Market	3.51%	3.02%	2.95%
Spartan CT Municipal Money Market	3.55%	3.10%	3.02%A
Spartan CT Municipal Income	10.96%	5.51%	6.77%
Lehman Bros. Muni Bond Index	11.68%	5.84%	7.32%
Lehman Bros. CT 4+ Year Enhanced Muni Bond Index	10.82%	5.80%	--
Lipper CT Muni Debt Funds Average	10.48%	4.84%	6.58%

A From March 4, 1991.

If FMR had not reimbursed certain fund expenses during these periods, each fund's returns would have been lower.

The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

The Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index is a market value-weighted index of Connecticut investment-grade municipal bonds with maturities of four years or more.

The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for Connecticut Municipal Money Market and Spartan Connecticut Municipal Money Market are based on historical expenses. The annual fund operating expenses provided below for Spartan Connecticut Municipal Income are based on historical expenses, adjusted to reflect current fees. The annual fund operating expenses provided below for each fund do not reflect the effect of any reduction of certain expenses during the period.

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Fund Summary - continued

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed) for Spartan CT Muni Income only	0.50%
Exchange fee for Spartan CT Muni Money Market onlyA,B	$5.00
Wire transaction fee for Spartan CT Muni Money Market onlyA	$5.00
Checkwriting fee, per check written for Spartan CT Muni Money Market onlyA	$2.00
Account closeout fee for Spartan CT Muni Money Market onlyA	$5.00
Annual account maintenance fee (for accounts under $2,000)	$12.00

A The fees for individual transactions are waived if your account balance at the time of the transaction is $50,000 or more.

B You will not pay an exchange fee if you exchange through any of Fidelity's automated exchange services.

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Fund Summary - continued

Annual fund operating expenses (paid from fund assets)

CT Muni Money Market	Management fee	0.38%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.16%
	Total annual fund operating expenses	0.54%
Spartan CT Muni Money Market	Management fee	0.50%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.00%
	Total annual fund operating expenses	0.50%
Spartan CT Muni Income	Management fee	0.38%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.12%
	Total annual fund operating expenses	0.50%

Through arrangements with Spartan Connecticut Municipal Money Market's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce fund expenses. In addition, through arrangements with Connecticut Municipal Money Market and Spartan Connecticut Municipal Income's custodian, transfer agent, and pricing and bookkeeping agent, credits realized as a result of uninvested cash balances are used to reduce custodian, transfer agent, and pricing and bookkeeping expenses. Including these reductions, the total fund operating expenses would have been 0.49% for Spartan Connecticut Municipal Money Market and 0.41% for Spartan Connecticut Municipal Income.

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated and if you leave your account open:

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Fund Summary - continued

		Account open	Account closed
CT Muni Money Market	1 year	$ 55	$ 55
	3 years	$ 173	$ 173
	5 years	$ 302	$ 302
	10 years	$ 677	$ 677
Spartan CT Muni Money Market	1 year	$ 51	$ 56
	3 years	$ 160	$ 165
	5 years	$ 280	$ 285
	10 years	$ 628	$ 633
Spartan CT Muni Income	1 year	$ 51	$ 51
	3 years	$ 160	$ 160
	5 years	$ 280	$ 280
	10 years	$ 628	$ 628

Prospectus

Fund Basics

Investment Details

Investment Objective

Connecticut Municipal Money Market Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

FMR normally invests the fund's assets in municipal money market securities, including shares of a municipal money market fund managed by an affiliate of FMR.

FMR normally invests at least 65% of the fund's total assets in municipal securities whose interest is exempt from Connecticut personal income tax and invests the fund's assets so that at least 80% of the fund's income distributions is exempt from federal income tax. Municipal securities whose interest is exempt from federal and Connecticut income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Connecticut personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Spartan Connecticut Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and, to the extent possible, exempt from Connecticut personal income tax, as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

FMR normally invests the fund's assets in municipal money market securities, including shares of a municipal money market fund managed by an affiliate of FMR.

FMR normally invests at least 65% of the fund's total assets in municipal securities whose interest is exempt from Connecticut personal income tax and invests the fund's assets so that at least 80% of the fund's income is exempt from federal income tax. Municipal securities whose interest is exempt from federal and Connecticut income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

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Fund Basics - continued

FMR may invest the fund's assets in municipal securities whose interest is subject to Connecticut personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Spartan Connecticut Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Connecticut personal income tax.

Principal Investment Strategies

FMR normally invests the fund's assets in investment-grade municipal debt securities (those of medium and high quality).

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Connecticut personal income taxes. Municipal securities whose interest is exempt from federal and Connecticut income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Connecticut personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of November 30, 2000, FMR was using the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index in managing the fund's investments. As of November 30, 2000, the dollar-weighted average maturity of the fund and the index was approximately 13.7 and 12.5 years, respectively.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

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Fund Basics - continued

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, municipal notes, and shares of municipal money market funds.

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Principal Investment Risks

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in Connecticut, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market funds' yields will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. While the funds will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, a fund may incur losses regardless of the insurance.

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Fund Basics - continued

The bond fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of Spartan Connecticut Municipal Income's assets in a single issuer, the fund's performance could be closely tied to the market value of that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect a fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Geographic Concentration. Connecticut's economy relies in part on activities affected by cyclical changes, including declines in defense spending. Despite average per capita income of Connecticut residents' being traditionally high, certain of Connecticut's largest cities are among the poorest in the nation.

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Fund Basics - continued

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance, and a fund could distribute income subject to federal or Connecticut personal income tax.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Connecticut Municipal Money Market Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with preservation of capital. Under normal conditions, at least 80% of the fund's income distributions will be exempt from federal income tax and at least 65% of the fund's total assets will be invested in state tax-free obligations.

Spartan Connecticut Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and, to the extent possible, exempt from Connecticut personal income tax, as is consistent with preservation of capital and liquidity. The fund will normally invest so that at least 65% of its total assets are invested in state tax-free obligations and at least 80% of its income will be exempt from federal income tax.

Spartan Connecticut Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Connecticut personal income tax.

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Fund Basics - continued

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each money market fund's assets are valued on the basis of amortized cost.

The bond fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services LLC (FBS LLC). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product, and service information, please use the following web site and phone numbers:

  For information over the Internet, visit Fidelity's web site at www.fidelity.com.
  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST®), 1-800-544-5555.
  For exchanges, redemptions, and account assistance, 1-800-544-6666.
  For mutual fund and brokerage information, 1-800-544-6666.
  For retirement information, 1-800-544-4774.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-9865

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the funds through an investment professional. If you invest through an investment professional, the procedures for buying, selling, and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

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Shareholder Information - continued

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

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Shareholder Information - continued

Minimums

To Open an Account	\\\\\\\\\\\\\\\\\\\
For CT Muni Money Market		$5,000
For Spartan CT Muni Money Market		$25,000
For Spartan CT Muni Income		$10,000
To Add to an Account
For CT Muni Money Market		$500
Through regular investment plans		$100
For Spartan CT Muni Money Market		$1,000
Through regular investment plans		$500
For Spartan CT Muni Income		$1,000
Through regular investment plans		$500
Minimum Balance
For CT Muni Money Market		$2,000
For Spartan CT Muni Money Market		$10,000
For Spartan CT Muni Income		$5,000

There is no minimum account balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM  or a qualified state tuition program. In addition, each fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone 1-800-544-6666

To Open an Account

  Exchange from another Fidelity fund. Call the phone number at left.

To Add to an Account

  Exchange from another Fidelity fund. Call the phone number at left.
  Use Fidelity Money Line® to transfer from your bank account.

Internet www.fidelity.com

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address under "Mail" below.

To Add to an Account

  Exchange from another Fidelity fund.
  Use Fidelity Money Line to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person

To Open an Account

  Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

To Add to an Account

  Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

Wire

To Open an Account

  Call 1-800-544-6666 to set up your account and to arrange a wire transaction.
  Wire within 24 hours to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Automatic Account Builder® or Direct Deposit. Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.

Selling Shares

The price to sell one share of Connecticut Municipal Money Market or Spartan Connecticut Municipal Money Market is the fund's NAV. The price to sell one share of Spartan Connecticut Municipal Income is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Spartan Connecticut Municipal Income will deduct a short-term trading fee of 0.50% from the redemption amount if you sell your shares after holding them less than 30 days. Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

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Shareholder Information - continued

When you place an order to sell shares, note the following:

  If you are selling some but not all of your Connecticut Municipal Money Market shares, leave at least $2,000 worth of shares in the account to keep it open, except accounts not subject to account minimums. If you are selling some but not all of your Spartan Connecticut Municipal Money Market shares, leave at least $10,000 worth of shares in the account to keep it open, except accounts not subject to account minimums. If you are selling some but not all of your Spartan Connecticut Municipal Income shares, leave at least $5,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  If you sell shares of Connecticut Municipal Money Market or Spartan Connecticut Municipal Money Market by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

Prospectus

Shareholder Information - continued

Key Information
Phone 1-800-544-6666
  Call the phone number at left to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account.
  Exchange to another Fidelity fund. Call the phone number at left.

Internet www.fidelity.com	Exchange to another Fidelity fund. Use Fidelity Money Line® to transfer to your bank account.
Mail Fidelity Investments P.O. Box 660602 Dallas, TX 75266-9865

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to the address at left, including your name, the fund's name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call 1-800-544-6666 for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Trust

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

Automatically
  Use Fidelity Automatic Exchange Service to exchange from Connecticut Municipal Money Market to another Fidelity fund.
  Use Personal Withdrawal Service to set up periodic redemptions from your bond fund account.

Check	Write a check to sell shares from your account.

Prospectus

Shareholder Information - continued

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund, read its prospectus.
  You may pay a $5.00 fee for each exchange out of Spartan Connecticut Municipal Money Market, unless you place your transaction through Fidelity's automated exchange services.
  Exchanges may have tax consequences for you.
  Currently, there is no limit on the number of exchanges out of Connecticut Municipal Money Market.
  Spartan Connecticut Municipal Money Market and Spartan Connecticut Municipal Income may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the funds.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

Prospectus

Shareholder Information - continued

Fidelity Automatic Account Builder To move money from your bank account to a Fidelity fund.
Minimum $100 for CT Muni Money Market $500 for Spartan CT Muni Money Market and Spartan CT Muni Income	Frequency Monthly or quarterly

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call 1-800-544-6666 or visit Fidelity's web site for an application.
  To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled investment date.

Direct Deposit To send all or a portion of your paycheck or government check to a Fidelity fund.A
Minimum $100 for CT Muni Money Market $500 for Spartan CT Muni Money Market and Spartan CT Muni Income	Frequency Every pay period

Procedures

  To set up for a new account, check the appropriate box on the application.
  To set up for an existing account, call 1-800-544-6666 or visit Fidelity's web site for an authorization form.
  To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's web site to obtain one.

A Because bond fund share prices fluctuate, that fund may not be an appropriate choice for direct deposit of your entire check.
Fidelity Automatic Exchange Service To move money from a Fidelity money market fund to another Fidelity fund.
Minimum $100 for CT Muni Money Market $500 for Spartan CT Muni Money Market and Spartan CT Muni Income	Frequency Monthly, bimonthly, quarterly, or annually	Procedures To set up, call 1-800-544-6666 after both accounts are opened. To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled exchange date.
Personal Withdrawal Service To set up periodic redemptions from your bond fund account to you or to your bank account.
Frequency Monthly	Procedures To set up, call 1-800-544-6666. To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.

Prospectus

Shareholder Information - continued

Other Features. The following other features are also available to buy and sell shares of the funds.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  There may be a $5.00 fee for each wire purchase for Spartan Connecticut Municipal Money Market.
  There may be a $5.00 fee for each wire redemption for Spartan Connecticut Municipal Money Market.

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $100 for Connecticut Municipal Money Market, $500 for Spartan Connecticut Municipal Money Market and Spartan Connecticut Municipal Income.
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Checkwriting To redeem shares from your account.
  To set up, complete the appropriate section on the application.
  All account owners must sign a signature card to receive a checkbook.
  You may write an unlimited number of checks.
  Minimum check amount: $500 for Connecticut Municipal Money Market and $1,000 for Spartan Connecticut Municipal Money Market.
  Do not try to close out your account by check.
  To obtain more checks, call Fidelity at 1-800-544-6666.

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, Ohio 45273-8692.

Prospectus

Shareholder Information - continued

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1, 2001 using regular investment plans.

If your account balance falls below $2,000 for Connecticut Municipal Money Market, $10,000 for Spartan Connecticut Municipal Money Market or $5,000 for Spartan Connecticut Municipal Income (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed and, for Spartan Connecticut Municipal Money Market, the $5.00 account closeout fee will be charged.

The fees for individual transactions (except the short-term trading fee) are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:

Prospectus

Shareholder Information - continued

  The $2.00 checkwriting fee will be deducted from your account.
  The $5.00 exchange fee will be deducted from the amount of your exchange.
  The $5.00 wire transaction fee will be deducted from the amount of your wire.
  The $5.00 account closeout fee does not apply to exchanges or wires.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

The bond fund normally declares dividends daily and pays them monthly. The bond fund normally pays capital gain distributions in January and December.

Distributions you receive from each money market fund consist primarily of dividends. Each money market fund normally declares dividends daily and pays them monthly.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. (bond fund only) Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Prospectus

Shareholder Information - continued

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you.

Taxes on distributions. Each fund seeks to earn income and pay dividends exempt from federal income tax and Connecticut personal income tax.

A portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

For Connecticut personal income tax purposes, distributions derived from interest on municipal securities of Connecticut issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally exempt from Connecticut personal income tax to the extent derived from municipal securities of Connecticut issuers. All other distributions may be taxable for Connecticut personal income tax purposes.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for federal income tax or Connecticut personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your bond fund redemptions, including exchanges, may result in a capital gain or loss for federal and Connecticut personal income tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of March 31, 2000, FMR had approximately $639.1 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing each fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for each fund. FIMM is primarily responsible for choosing investments for each fund.

FIMM is an affiliate of FMR. As of March 31, 2000, FIMM had approximately $206.8 in discretionary assets under management.

George Fischer is vice president and manager of Spartan Connecticut Municipal Income, which he has managed since May 1996. He also manages other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as a research analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

FMR pays all of the other expenses of Spartan Connecticut Municipal Money Market with limited exceptions.

Spartan Connecticut Municipal Money Market's annual management fee rate is 0.50% of its average net assets.

For Connecticut Municipal Money Market and Spartan Connecticut Municipal Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For November 2000, the group fee rate was 0.1263% for Connecticut Municipal Money Market and the group fee rate was 0.1263% for Spartan Connecticut Municipal Income. The individual fund fee rate is 0.25% for Connecticut Municipal Money Market and 0.25% for Spartan Connecticut Municipal Income.

For the period prior to January 1, 2000, Spartan Connecticut Municipal Income paid FMR a management fee of 0.55% of the fund's average net assets and FMR paid all of the other expenses of the fund with limited exceptions.

Prospectus

Fund Services - continued

The total management fee for the fiscal year ended November 30, 2000, was 0.38% of the fund's average net assets for Connecticut Municipal Money Market and 0.39% of the fund's average net assets for Spartan Connecticut Municipal Income.

FMR pays FIMM for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which, in the case of certain funds, may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

Fund Distribution

FDC distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of the annual report is available upon request.

Fidelity Connecticut Municipal Money Market Fund

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.034	.026	.029	.030	.029
Less Distributions
From net investment income	(.034)	(.026)	(.029)	(.030)	(.029)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	3.47%	2.63%	2.94%	3.05%	2.98%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 718,657	$ 532,948	$ 487,990	$ 387,177	$ 339,487
Ratio of expenses to average net assets	.54%	.55%	.56%	.58%	.59%
Ratio of expenses to average net assets after expense reductions	.54%	.54% B	.56%	.57% B	.58% B
Ratio of net investment income to average net assets	3.43%	2.60%	2.90%	3.00%	2.93%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Appendix - continued

Spartan Connecticut Municipal Money Market Fund

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.035	.027	.030	.031	.030
Less Distributions
From net investment income	(.035)	(.027)	(.030)	(.031)	(.030)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A, B	3.51%	2.70%	3.05%	3.12%	3.08%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 206,573	$ 194,245	$ 190,039	$ 163,647	$ 186,974
Ratio of expenses to average net assets	.50%	.50%	.50%	.50%	.50%
Ratio of expenses to average net assets after expense reductions	.49% C	.49% C	.49% C	.50%	.50%
Ratio of net investment income to average net assets	3.46%	2.67%	3.00%	3.08%	3.04%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the account closeout fee.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Appendix - continued

Spartan Connecticut Municipal Income Fund

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 10.880	$ 11.580	$ 11.420	$ 11.240	$ 11.200
Income from Investment Operations
Net investment income	.549 B	.526	.541	.559	.569
Net realized and unrealized gain (loss)	.233	(.651)	.260	.190	.039
Total from investment operations	.782	(.125)	.801	.749	.608
Less Distributions
From net investment income	(.553)	(.526)	(.541)	(.559)	(.569)
From net realized gain	-	(.029)	(.100)	(.010)	-
In excess of net realized gain	-	(.021)	-	-	-
Total distributions	(.553)	(.576)	(.641)	(.569)	(.569)
Redemption fees added to paid in capital	.001	.001	.000	.000	.001
Net asset value, end of period	$ 11.110	$ 10.880	$ 11.580	$ 11.420	$ 11.240
Total Return A	7.41%	(1.12)%	7.20%	6.88%	5.65%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 347,185	$ 346,113	$ 373,433	$ 341,633	$ 334,620
Ratio of expenses to average net assets	.51%	.55%	.55%	.55%	.55%
Ratio of expenses to average net assets after expense reductions	.42% C	.49% C	.54% C	.55%	.52% C
Ratio of net investment income to average net assets	5.04%	4.69%	4.71%	4.98%	5.15%
Portfolio turnover rate	27%	23%	8%	12%	30%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Notes

Notes

Notes

Notes

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Numbers, 811-2741, 811-6453

Fidelity, Spartan, Fidelity Investments & (Pyramid) Design, FAST, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.

Fidelity Portfolio Advisory Services is a service mark of FMR Corp.

1.539099.103 CTR/CTM-pro-0101

FIDELITY® CONNECTICUT MUNICIPAL MONEY MARKET FUND

and

SPARTAN® CONNECTICUT MUNICIPAL MONEY MARKET FUND

Funds of Fidelity Court Street Trust II

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

A Fund of Fidelity Court Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 27, 2001

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus, dated January 27, 2001, or an annual report please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

CTR/CTM-ptb-0101
1.539393.103

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82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

Investment Limitations of Fidelity® Connecticut Municipal Money Market Fund

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short;

(4) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions;

(5) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in total assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(6) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(9) purchase or sell physical commodities unless acquired as a result of ownership of securities; or

(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as an investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)).

(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(v) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitations (1), (i) and (7), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of limitation (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to limitation (iii), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For purposes of normally investing at least 65% of the fund's total assets in municipal securities whose interest is exempt from Connecticut personal income tax, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

Investment Limitations of Spartan® Connecticut Municipal Money Market Fund

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short;

(4) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions;

(5) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(6) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(9) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or

(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)).

(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(v) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitations (1), (i) and (7), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of limitation (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to limitation (iii), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For purposes of normally investing at least 65% of the fund's total assets in municipal securities whose interest is exempt from Connecticut personal income tax, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

Investment Limitations of Spartan Connecticut Municipal Income Fund

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or

(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

For purposes of limitations (i) and (4), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Fidelity Management & Research Company (FMR) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

Central Cash Funds are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

Futures and Options. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices , such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures and Options Transactions. Each fund (other than a money market fund) has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.

In addition, the bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the fund's (other than a money market fund's) investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investment-Grade Debt Securities. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, or Fitch Inc., or is unrated but considered to be of equivalent quality by FMR.

Lower-Quality Debt Securities. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Money Market Insurance. Each money market fund participates in a mutual insurance company solely with other funds advised by FMR or its affiliates. This company provides insurance coverage for specified types of losses on certain money market instruments held by a participating fund, including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. A participating fund is charged an annual premium for the insurance coverage and may be subject to a special assessment if covered losses exceed certain levels. A participating fund is subject to limits on the amount it may recover and may incur losses regardless of the insurance.

Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

Principal Municipal Bond Insurers. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by Standard & Poor's.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's.

Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before Connecticut legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share (NAV).

Education. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

Tender Option Bonds are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING CONNECTICUT

Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to as the "State") but has declined during the last decade. The State's manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical equipment. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 16.11% of total non-agricultural employment in Connecticut in 1999. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, but reductions in defense spending have considerable reduced this sector's significance in Connecticut's economy.

The average annual unemployment rate in Connecticutdecreased from 7.6% in 1991 to be 3.2% in 1999. Per capita personal income of Connecticut residents increased in every year from 1990 to 1999, rising from $26,736 to $39,300. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.

At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the eight fiscal years ended June 30, 1999, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000, $312,900,000, and $71,800,000, respectively. General Fund budgets adopted for the biennium ending June 30, 2001, authorized expenditures of $10,581,600,000 for the 1999-2000 fiscal year and $11,085,200,000 for the 2000-2001 fiscal year with projected surpluses of $64,400,000 and $4,800,000, respectively, for those years.

As of April 30, 2000, the Comptroller estimated an operating surplus of $402,200,200 for the 1999-2000 fiscal year. Thereafter, following a declaration by the Governor needed to permit the appropriation of funds beyond the limits of the State's expenditure cap, midterm budget adjustments were enacted. For the 1999-2000 fiscal year, expenditures not previously budgeted totaling $196,400,000 were authorized and, after a required deposit into the Budget Reserve Fund from unappropriated surplus of 5% of General Fund expenditures, provision was made for the disposition of substantially the entire remaining surplus, most of which would be used to avoid having to issue debt for school construction. For the 2000-2001 fiscal year, the midterm budget adjustments anticipate General Fund expenditures of $11,280,800,000, unrestricted revenue of $11,281,300,00, and a resulting surplus of only $500,000.

The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of November 1, 2000, the State had authorized direct general obligation bond indebtedness totaling $13,839,841,000, of which $11,613,383,000 has been approved for issuance by the State Bond Commission and $10,045,215,000 had been issued. As of November 1, 2000, net State direct general obligation bond indebtedness outstanding was $7,127,727,000.

In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University was authorized to issue bonds totaling $962,000,000 by June 30, 2005, that are secured by a State debt service commitment to finance the improvements, $417,355,000 of which were outstanding on November 1, 2000. The State is expected to provide further financing by issuing $18,000,000 of general original bonds. To the extent additional costs for the improvements anticipated to be $270,000,000 are not funded from other sources, capital cost reductions or deferrals are expected to be effected.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of November 1, 2000, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,208,700,000.

In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2004, is currently estimated to be $14.1 billion, to be met from federal, State, and local funds. The State expects to finance most of its $5.5 billion share of such cost by issuing $5.0 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle repairs, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

The State's general obligation bonds are rated Aa3 by Moody's and AA by Fitch. On October 8, 1998, Standard & Poor's upgraded its ratings of the State's general obligation bonds from AA- to AA.

The State, its officers and its employees are defendants in numerous lawsuits. although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's Constitution and seeking a declaratory judgment and injunctive relief; (iv) an action in which the plaintiffs seek to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorney's fees and costs; (v) actions by several hospitals claiming partial refunds or taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to pts; and (vi) an action against the State and the Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statues.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Superior Court ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling and concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. Accordingly, the plaintiff's might be able to pursue their claim at a later date. The fiscal impact of this matter might be significant but is not determinable at this time.

The State's Department of Information Technology coordinated a review of the State's Year 2000 exposure and completed its plans on a timely basis. All mission critical systems and technology infrastructure components are working with no Year 2000 impacts. Nevertheless, there is still a risk that testing for all failure scenarios did not reveal all software or hardware problems or that systems of others on whom the State's systems or service commitments rely were not tested and remediated in a timely fashion. If the necessary remediations were not adequately tested, the Year 2000 problem may have a material impact on the operations of the State.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline of Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate.

The economy of Puerto Rico is fully integrated with that of the United States. In fiscal 1999, trade with the United States accounted for approximately 87% of Puerto Rico's exports and approximately 60% of its imports. In this regard, in fiscal 1999 Puerto Rico experienced a $9.6 billion positive adjusted merchandise trade balance.

Gross product in fiscal 1995 was $28.5 billion ($26 billion in 1992 prices) and gross product in fiscal 1999 was $38.2 billion ($29.8 billion in 1992 prices). This represents an increase in gross product of 34.4% from fiscal 1995 to 1999 (14.8% in 1992 prices).

Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1999, aggregate personal income was $37.2 billion ($33 billion in 1992 prices) and personal per capita income was $9,674 ($8,571 in 1992 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1999 were $8.1 billion, of which $5.3 billion, or 65.4%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veteran's Benefits, Medicare, and U.S. Civil Service retirement pensions.

Puerto Rico's economic expansion, which has lasted over ten years, continued throughout the five-year period from fiscal 1995 through fiscal 1999. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included Government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, increases in the level of federal transfers, low oil prices, and the relatively low cost of borrowing funds during the period.

The performance of the economy during fiscal 2000 and 2001 will be affected principally by the performance of the United States economy and by the increase in oil prices and, to a lesser extent, by the level of interest rates. Since Puerto Rico is heavily dependent on oil imports for its energy needs, if oil prices remain at their current high level for a long period of time, that could have an adverse effect on the level of economic activity in Puerto Rico.

Average employment increased from 1,051,000 in fiscal 1995, to 1,158,000 in fiscal 2000. Average unemployment decreased from 13.8% in fiscal 1995, to 12.5% in fiscal 1999. According to the Labor Department's Household Employment Survey, during fiscal 2000, total employment increased 1.1% over the same period in fiscal 1999. Total monthly employment averaged 1,158,500 during fiscal 2000, compared to 1,145,900 in fiscal 1999. Unemployment, although at relatively low historical levels, remains above the U.S. average.

Puerto Rico has a diversified economy. During the period between fiscal 1995 and 1999, the manufacturing and services sectors generated the largest portion of gross domestic product. Three sectors of the economy provide the most employment: manufacturing, services, and government. Manufacturing is the largest sector in the economy accounting in terms of gross domestic product for $26.3 billion or 43.8% of gross domestic product in fiscal 1999. The manufacturing sector employed 139,663 workers as of March 2000. Manufacturing in Puerto Rico is now more diversified than during earlier phases of industrial development. In the last two decades, industrial development has tended to be more capital intensive and dependent on skilled labor. This gradual shift is best exemplified by heavy investment in pharmaceuticals, scientific instruments, computers, microprocessors, medical products, and electrical products industries in Puerto Rico over the last decade. While total employment in the manufacturing sector decreased by 13,610 from March 1997 to March 2000, other indicators of the manufacturing sector suggest that manufacturing production did not decrease. Average weekly hours worked increased 6%, industrial energy consumption increased 6.2%, and exports increased 63.5% from fiscal 1997 to fiscal 2000. Thus, the reduction in manufacturing employment occurred during a period of significant expansion in real manufacturing output, as reflected in the growth of exports. This trend suggests a significant increase in manufacturing productivity. Most of the decreases in employment have been concentrated in the labor-intensive industries, particularly apparel, textile, and tuna manufacturing. In fiscal 2000, 73 manufacturing plants closed their operations, and the number of jobs lost from those closings amounted to 2,691, compared to 54 plant closings and 2,369 jobs lost in fiscal 1999. Employment commitments from companies making new investments and from companies expanding their existing operations increased 51.2% from fiscal 1999 to fiscal 2000. For fiscal 2000, commitments for new employment and new investment (machinery and equipment) amounted to 29,275 and $835.3 million, respectively.

The services sector, which includes wholesale and retail trade and finance, insurance, real estate, hotels and related services, and other services, ranks second in its contribution to gross domestic product and it is the sector that employs the greatest number of people. In fiscal 1999, the service sector generated $22.2 billion in gross domestic product or 37.1% of the total. Employment in this sector grew from 495,160 in fiscal 1995 to 577,921 in fiscal 1999, a cumulative increase of 16.7%. This increase was greater than the 9.1% cumulative growth in total employment over the same period. Wholesale and retail trade, finance, insurance, and real estate have experienced significant growth in the fiscal 1995 to 1999 period, as measured by gross domestic product. Gross domestic product in wholesale and retail trade increased from $6.0 billion in fiscal 1995 to $7.9 billion in fiscal 1999. In finance, insurance, and real estate, gross domestic product increased from $5.7 billion in fiscal 1995 to $8.3 billion in fiscal 1999. There are now seventeen commercial banks and trust companies currently operating in Puerto Rico of which one is a U.S. major money center bank, three are foreign banks, and thirteen are local banks and trust companies. Total assets of these institutions as of June 30, 1999 were $45.3 billion. In addition, six major securities firms operate in the island.

The government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1999, the government accounted for $5.5 billion of Puerto Rico's gross domestic product, or 9.2% of the total, and provided 245,865 jobs or 21.4% of the total employment. The government sector employment does not include data relating to public corporations, which are included in other sectors. These public corporations include significant employers such as the Electric Power Authority and the Aqueduct and Sewer Authority. The government's (including the public corporations) share of employment, measured according to the payroll survey, has diminished from 34.9% in calendar 1980, to 32.9% in calendar 1992, to 27.6% in calendar 1999. On February 25, 1998, the Governor signed into law Act No. 45, which permits the unionization of government employees (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; annual salary increases are limited; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. Negotiations of non-economic conditions with government employees pursuant to this bill commenced in fiscal 2000 and negotiations of economic conditions will commence in fiscal 2001.

The construction industry has experienced real growth since fiscal 1987. During the period from fiscal 1996 through fiscal 1998 construction investment increased 54%. In fiscal 1999, investment in construction rose to an unprecedented $6.6 billion, an increase of 23.9% as compared to $5.4 billion for fiscal 1998. The strong growth in the construction industry resulted from increased public and private investment in the past few years. Nominal public investment in key infrastructure projects increased 9.1% in fiscal 1999 and 5.7% in fiscal 1998. Private construction investment, particularly in housing and hotels, increased 41.0% in fiscal 1999 and 25.9% in fiscal 1998. In fiscal 1999 private construction investment exceeded public investment for the first time since 1974. The growth in private construction investment during fiscal 1999 is attributable primarily to the high level of housing reconstruction carried out in response to the damages caused by Hurricane Georges. During fiscal year 1999, the total value of construction permits increased 17.2% and cement sales increased 6.7% in comparison with fiscal 1998. In fiscal 1999, the average employment in the construction sector was 77,771, an increase of 12.7% over fiscal 1998. The Planning Board's construction investment forecast for fiscal 2000, made in July 1999, projected a nominal increase of 11.9% attributable primarily to the construction of large infrastructure projects, commercial projects and other investments related to the damages caused by Hurricane Georges.

During the first eleven months of fiscal year 2000, the total value of construction permits increased 46.5 % and total cement sales decreased 0.8% in comparison with the same period in fiscal 1999. The average employment in the construction sector during the first eleven months of fiscal 2000 was 85,386, an increase of 10.3% over the same period in fiscal 1999.

Tourism also contributes significantly to the island economy, accounting for 6.4% of the island's gross domestic product in fiscal 1998. Total visitor's expenditures accounted for 5.6% of the island's gross product in fiscal 1999, compared to 6.4% in fiscal 1998. Visitors' expenditures and the number of visitors to the island had grown consistently from 1985 to 1998, reaching $2.2 billion, and more than 4.6 million, respectively, in fiscal 1998. In fiscal 1999, however, the number of visitors to the island decreased to 4.2 million and visitors' expenditures decreased to $2.1 billion, a decrease of 4.2% compared to fiscal 1998, due in part to the effect of Hurricane Georges, which struck the island in September 1998. The number of persons registered in tourist hotels during fiscal 1999, however, increased 1.1% over the number registered for fiscal 1998. The average occupancy rate in tourist hotels during fiscal 1999 was 75.4% compared to 70.9% in fiscal 1998. The average number of rooms rented in tourist hotels increased 6.8% during fiscal 1999 compared with fiscal 1998. These increases are due in part to the increased marketing by the Government of Puerto Rico, the trends in U.S. economy, and increased hotel usage by Puerto Rico residents. Since fiscal 1992, a number of major hotels have undergone substantial renovation and more than 2,680 new rooms have been added with the opening of several major hotels. Various international hotel corporations have recently made substantial capital investments to develop additional tourist facilities. As of June 30, 2000, the total number of hotel rooms was 11,928 with the completion and renovation of several new hotels. A major reason for this increase in rooms has been the initiatives of the New Economic Model that encourage private development in tourism projects. See "Economic Development Program - New Economic Model" and "Tax Incentives" below.

During the first ten months of fiscal 2000 the number of persons registered in tourist hotels was 1,194,817, an increase of 0.6% over the number registered for the same period in fiscal 1999. The average occupancy rate in tourist hotels during this period was 74.4% compared to 75.1% in fiscal 1999. The average number of rooms rented in tourist hotels increased 1.8% during the first ten months of fiscal 2000 compared with the same period of fiscal 1999.

San Juan has become the largest homeport for cruise ships in the Caribbean and the second largest home for cruise ships in the world.

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and quality of produce, and stimulating import substitution where economically feasible. During fiscal 1999, gross income from agriculture was $668.4 million, a decrease of 5.5% in comparison with fiscal 1998 due in part to the effects of Hurricane Georges, which struck the island in September 1998. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, cattle products, farinaceous vegetables, fruits, and other products. Recently, cattle products, non-traditional crops, and livestock products have contributed a higher percentage of the sector's income.

The Government of Puerto Rico supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225, approved December 1, 1995, increased the tax benefits available to bona fide farmers. The Act provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes, and tariff payments. It also provides full income tax exemption for interest income from bonds, notes, and other debt instruments to be issued by financial institutions to provide financing to agricultural business. Subsequent legislation imposed an aggregate annual limitation of $15 million on the investment tax credits available under Act. No. 225.

The present administration has developed and is implementing a new economic development program, which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the Government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing Government-imposed regulatory restraints.

The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system. Another initiative is the improvement and expansion of Puerto Rico's infrastructure to facilitate private sector development and growth, such as the construction of the water pipeline, cogeneration facilities, and the construction of a light rail system for the San Juan metropolitan area.

The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act was enacted providing special tax incentives for the development of new hotel projects. In November 1993, the Tourism Development Fund was created for the purpose of promoting capital investments in and providing financing to entities that contribute to the development of the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction, which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 11,928 at the end of fiscal 2000 and to a projected 12,650 by the end of fiscal 2000.

The New Economic Model also seeks to reduce the size of the Government's direct contribution to gross domestic product. As part of this goal, the Government has transferred certain governmental operations and sold a number of its assets to private parties. Among these are: (i) the Government sold the assets of the Puerto Rico Maritime Shipping Authority; (ii) the Aqueduct and Sewer Authority executed a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day pipeline to deliver water to the San Juan metropolitan area and other municipalities along the north coast from the Dos Bocas reservoir in Utuado; (iii) the Electric Power Authority executed power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of approximately 961 megawatts), using fuels other than oil, will be constructed, operated and owned by these producers; (iv) the Corrections Administration entered into operating agreements with two private companies for the operation of three new correctional facilities; (v) the Government entered into a definitive agreement to sell certain assets of a pineapple juice processing business and sold certain mango growing operations; (vi) the Government has also transferred to local sugar cane growers certain sugar processing facilities; (vii) the Government sold three hotel properties and is currently negotiating the sale of a complex consisting of two hotels and a convention center; and (viii) the Government sold a controlling interest in the Puerto Rico Telephone Company ("PRTC"), a subsidiary of the Telephone Authority, to a consortium led by GTE International Telecommunications Incorporated.

One of the goals of the Rosselló administration is to change Puerto Rico's public health care system from one in which the Government provides free health services to low income individuals through public health facilities owned and administered by the Government to one in which all medical services are provided by the private sector and the Government provides comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this new system, the Government selects, through a bidding system, one private health insurance company in each of several designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. This new health insurance system is now covering all municipalities on the island. The total cost of this program will depend on the number of municipalities included in the program, the number of participants receiving coverage, and the date coverage commences. As of July 28, 2000, approximately 1.75 million persons were participating in the program at an estimated annual cost to Puerto Rico for fiscal 2000 of approximately $1.07 billion, of which approximately $833 million will be covered by appropriations from the General Fund. It is expected that the number of participants will increase to approximately 2.16 million persons by the end of fiscal 2001. The required insurance premiums will increase to approximately $1.38 billion and the required appropriations from the General Fund will increase to approximately $1.1 billion. In conjunction with this program, the operation of certain public health facilities has been transferred to private entities. The Government's current privatization plan for health facilities provides for the transfer of ownership of all health facilities to private entities. The Government has sold forty-eight health facilities to private companies and to municipal Governments and is currently in the process of closing the sale of twenty additional health facilities to such companies. In addition, the Government recently published a final notice stating its intention to privatize the remaining eleven health facilities.

Since 1948, Puerto Rico has promulgated various industrial incentive laws designed to stimulate industrial investment. Under these laws, companies engaged in manufacturing and certain other designated activities are eligible to receive full or partial exemption from income, property, and other taxes. The most recent of these laws is Act No. 135 of December 2, 1997 (the "1998 Tax Incentives Law"), a new industrial incentives law aimed at attracting and retaining foreign investment in Puerto Rico.

The benefits provided by the 1998 Tax Incentives Law are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. Activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Law imposes income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes. The 1998 Tax Incentives Law also provides various special deductions designated to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Law, companies are able to repatriate or distribute their profits free of dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the government of Puerto Rico, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period will be subject to a 4% income tax rate.

For many years Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993, provides exemptions from income, property, and municipal license taxes for a period of up to 10 years. In addition, it provides certain tax credits for qualifying investments in hotel development projects.

As part of the incentives to promote the tourism industry, the Government of Puerto Rico established the Tourism Development Fund as subsidiary of GDB with the authority to make investments in, or provide financing to, entities that contribute to the development of the tourism industry. The Fund was initially capitalized with $50,000,000 and was authorized to provide financial guarantees for financing hotel development projects. To date the Fund has provided financial guarantees to private entities issuing bonds or borrowing funds to finance the development of seven hotel projects, which provided approximately 1,500 new hotel rooms.

For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits and other qualifying expenditures (the "economic activity limitation," also known as the "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit, as described below, is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A Credit and the remaining Section 936 credit are discussed below.

Section 30A. The 1996 Amendments added a new Section 30A to the Code. Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").

A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."

The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

A QDC electing Section 30A of the Code may compute the amount of its active business income eligible for the Section 30A Credit, by using either the cost-sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.

In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A Credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995 (the "income cap").

Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.

Section 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A Credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year (i) 80% or more of its gross income from sources within Puerto Rico and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.

Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles and other functions carried out in Puerto Rico provided it makes a cost sharing payment in the amount required under section 936; (B) a profit-split formula, whereby it is allowed to claim 50% of the combined net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the Section 936 rules.

As a result of the 1993 Amendments and the 1996 Amendments, the Section 936 credit is only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.

In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.

Proposal to Extend the Phaseout of Section 30A. During 1997, the Government of Puerto Rico proposed to Congress the enactment of a new permanent federal incentive program similar to that provided under Section 30A. Such a program would provide U.S. companies a tax credit based on qualifying wages paid and other wage-related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998, fiscal 1999, and fiscal 2000 budgets submitted by President Clinton to Congress included a proposal to modify Section 30A to (i) extend the availability of the Section 30A Credit indefinitely; (ii) make it available to companies establishing operations in Puerto Rico after October 13, 1995; and (iii) eliminate the income cap. This proposal was not included in the 1998, 1999, or 2000 budgets approved by Congress. The fiscal 2001 budget submitted by President Clinton included a proposal to extend the Section 30A Credit for three years and make it available to companies establishing new operations, but would make the credit subject to the existing income cap. Two bills were recently introduced in Congress in one case to extend the Section 30A Credit until 2009 and in the other extend it until the Puerto Rico economy reaches a level closer to that of the U.S. economy. Both bills would make the Section 30A Credit applicable to newly established companies and new lines of businesses and would remove the income cap. While the Government of Puerto Rico plans to continue lobbying for these proposals, it is not possible at this time to predict whether the Section 30A Credit will be so modified.

Outlook. The Government of Puerto Rico believes that the phase out of Section 936 and 30A will not have a significant adverse effect on the economy of Puerto Rico. It believes that, notwithstanding the loss of the federal income tax benefits provided by Sections 936 and 30A, the tax and other benefits offered by Puerto Rico to U.S. and foreign investors will enable it to continue attracting and retaining investments in manufacturing and service operations. Some of the factors which the Government believes will continue to make Puerto Rico an attractive jurisdiction for U.S. and foreign companies to conduct manufacturing and service operations include: low Puerto Rico corporate tax rates ranging from 2% to 7%; "super deductions" for job training and research and development; availability of industrial facilities at competitive rental rates; an accelerated permitting process; availability of a highly skilled and educated labor force and a well developed infrastructure for business operations, including a sophisticated legal and financial system and modern and reliable electric, transportation, and telecommunications networks. One of the reasons the Government believes that many U.S. corporations formerly operating under Section 936 will remain in Puerto Rico during and after the phase out of Section 936 and 30A is that, since the beginning of the phase out period, many of them have converted from U.S. corporations to foreign corporations, including Puerto Rico corporations. As a result, these corporations will be able to defer the payment of federal income taxes on the profits generated by their manufacturing and service operations in Puerto Rico until such time as such profits are distributed to their U.S. parent company. The Government believes that this deferral, coupled with the local tax exemption and other benefits offered by Puerto Rico, is sufficient to offset the loss of the credits provided by Sections 936 and 30A. Another reason is that many companies have obtained new grants of tax exemption under the 1998 Tax Incentives Law and have made commitments to increase their employment and make new capital investments. Since fiscal 1997, 234 companies have either established new operations in Puerto Rico or expanded their existing operations in Puerto Rico. The level of exports of manufactured products and other economic indicators suggest that so far the level of manufacturing operations has remained strong during this phase out period. While the Government believes that these indicators suggest that the economy will not be affected significantly by the elimination of Sections 936 and 30A, there can be no assurance that such phase out will not have an adverse effect on the economy.

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes, and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Historically, the Commonwealth has maintained a fiscal policy, which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. During fiscal 1996, 1997, and 1998, however, public sector debt increased at a greater rate than the growth of gross product due to an increase in the amount incurred to finance certain key infrastructure projects, which are important to the development of the economy and are expected to produce long term economic benefits, and debt incurred to refinance outstanding debt to enable Puerto Rico to benefit from the historically low levels of interest rates and realize debt service savings. From fiscal 1996 to 1999, public sector debt increased 28.7% while gross product increased 25.9%. During fiscal 1999, public sector debt increased 1.6% while gross product increased 9.2%. One of the reasons why the growth in public sector debt during fiscal 1999 was much lower than in prior fiscal years is that during fiscal 1999 $756 million principal amounts of bonds of the Telephone Authority were defeased in connection with the sale to a private company of a controlling interest in PRTC. Without such defeasance, public sector debt would have grown 5.2% during fiscal 1999. The trend of higher levels of growth of public sector debt relative to the growth in gross product is expected to continue during the next fiscal years, as the level of public sector capital investments remains high.

Public employees of the Government of Puerto Rico and its instrumentalities are covered by five retirement systems: The Employees Retirement System of the Government of Puerto Rico and its Instrumentalities (the "Employees Retirement System"), the Annuity and Pension System for the Teachers of Puerto Rico (the "Teachers Retirement System"), the Commonwealth of Puerto Rico Judiciary Retirement System (the "Judiciary Retirement System"), the Retirement System of the University of Puerto Rico (the "University Retirement System"), and the Employees Retirement System of Puerto Rico Electric Power Authority (the "Electric Power Authority Retirement System").

The University Retirement System and the Electric Power Authority Retirement System apply to employees of the University of Puerto Rico and Electric Power Authority, respectively. The Government of Puerto Rico is not required to contribute directly to those two systems, although a large portion of University revenues are derived from legislative appropriations.

The Teachers Retirement System primarily covers public school teachers, the Judiciary Retirement System covers judges, and the Employees Retirement System covers all other employees of the Government of Puerto Rico, its municipalities, and instrumentalities. As of June 30, 1999, the total number of active members of the three systems was as follows: Employees Retirement System, 158,000; Teachers Retirement System, 48,122; and Judiciary Retirement System, 355. The three systems are financed by contributions made by employers (the Government of Puerto Rico, public corporations, or municipalities), employees, and investment income. The government is responsible for approximately 66% of total employer contributions to the Employees Retirement System and 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employees are determined by statute. Required contributions to the systems by employers are determined by statute with respect to the Teachers Retirement System and, with respect to the Employees and Judiciary Retirement Systems, by the Administrators of the Systems.

As of July 30, 1999, the total pension benefit obligation for the Employees Retirement System and the Judiciary Retirement System was $8,308,000,000 and $118,200,000, respectively, and the unfounded pension benefit obligation for the same period was $6,450,000,000 and $44,300,000, respectively representing a funding ratio of 22% and 62%, respectively. As of June 30, 1999, the accrued pension liability of the Teachers Retirement System was $2,904,195,938, the value of assets amounted to $2,313,730,000 representing a funding ratio of 79.67% and the resulting unfounded accrued liability was $590,465,938, a decrease of $194,037,629 from the prior valuation made as of June 30, 1998.

On February 1, 1990, the Legislature of Puerto Rico enacted Act No. 1 amending the organic act of the Employees Retirement System to reduce the future pension liabilities of the Employees Retirement System. Among other provisions, the legislation increased the level of contribution to the System and limited the retirement benefits for new employees by increasing the length of time for the vesting of certain benefits and reducing the level of benefits in the case of early retirement. The legislation also reduced the level of occupational disability benefits and death benefits received by new employees. Also, Act No. 305 of September 24, 1999, further amends the organic act of the Employees Retirement System to change it, prospectively, from a defined benefit system to a defined contribution system. The individual account of each current employee is credited initially with an amount equal to his aggregate contributions to the Employees Retirement System, plus interest. Current employees who do not elect to transfer to the new defined contribution system will continue accruing benefits under the current defined benefits system. The individual account of each participant of the new defined contribution system is credited monthly with the participant's contribution and is credited semiannually with a rate of return based on either of two notional investment returns. The Government does not credit such accounts with any contribution. Instead, Government contributions will now be used completely to reduce the unfunded accumulated pension liability of the Employees Retirement System.

Based on actuarial studies conducted by the actuary of the Employees Retirement System, it is expected that the implementation of the defined contribution system will allow the Government to reduce the current actuarial deficit of the Employees Retirement System. Also, the law approving the sale of a controlling interest in PRTC to a consortium led by GTE International Telecommunications Incorporated provides that any future proceeds received by the Government from the sale of its remaining 43% stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. It is recognized that it will be necessary to further strengthen the finances of the Teachers Retirement System in order to assure that combined contributions and investment income continue to exceed benefit payments, avoiding the possible future draw down of assets.

The fiscal year of the Government of Puerto Rico begins each July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Office of Management and Budget ("OMB"), working with the Planning Board, the Department of the Treasury, and the other government offices and agencies. Section 7 of Article VI of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

The annual budget, which is developed utilizing elements of program budgeting and zero-base budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under: (i) laws existing at the time the budget is submitted; and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislature may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislature, the budget is referred to the Governor who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislature with his objections. The Legislature, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the end of the fiscal year, the annual budget for the preceding fiscal year as originally approved by the Legislature and the Governor is automatically renewed for the ensuing fiscal year until the Legislature and the Governor approve a new budget. This permits the Government of Puerto Rico to continue to make payments of its operating and other expenses until a new budget is approved.

Act No. 147 of June 18, 1980 created a Budgetary Fund, as amended (the "Budgetary Fund Act"), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, honor the public debt, and provide for unforeseen circumstances in the provision of public services. The Budgetary Fund Act was amended in 1994 to require that an annual legislative appropriation equal to one third of one percent (.33%) of the total budgeted appropriations for each fiscal year be deposited in the Budgetary Fund. In 1997, the Budgetary Fund Act was further amended to increase the annual legislative appropriation required to be deposited in the Budgetary Fund to one percent (1%) of the total revenues of the preceding fiscal year, beginning in fiscal year 2000. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed six percent (6%) of the total appropriations included in the budget for the preceding fiscal year. The balance of the Budgetary Fund as of June 30, 2000 is expected to be approximately $62 million.

In Puerto Rico, the central government has many functions which in the fifty states are the responsibility of local government, such as providing public education and police and fire protection. The central government also makes large annual grants to the University of Puerto Rico and to the municipalities. The grants to the University of Puerto Rico are included in current expenses for education and the debt service on general obligation bonds is included in current expenses for debt service. Debt service on Sugar Corporation notes paid by the Government of Puerto Rico is included in current expenses for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Bank and Finance Agency mortgage subsidy bonds paid by the Government of Puerto Rico is included in current expenses for housing.

Approximately 25.2% of the General Fund is committed, including debt service on direct debt of the Commonwealth and on the debt of the Sugar Corporation, municipal subsidies, grants to the University of Puerto Rico, contributions to Aqueduct and Sewer Authority, and rental payments to Public Building Authority, among others.

In the fiscal 2000 budget, revenues and other resources of all budgetary funds total $10,637,811,000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal 2000 are accounted for by increases in corporation income taxes (up $207,841,000), personal income taxes (up $196,113,000), income tax withheld from non-residents (up $180,996,000), federal excise tax on off-shore shipments (up $28,849,000), lottery revenues (up $23,438,000), general excise tax of 5% (up $8,646,000), registration and document certification fees (up $5,644,000), excise tax on alcoholic beverages (up $5,535,000), and decreases in the special excise tax on certain petroleum products (down $20,056,000) and customs revenue (down $6,335,000).

Current expenses and capital improvements of all budgetary funds total $11,225,813,000, an increase of $474,591,000 from fiscal 1999. The major changes in General Fund expenditures by program in fiscal 2000 are: increases in general government (up $155,519,000), health (up $119,028,000), debt service (up $89,804,000), contributions to municipalities (up $66,794,000), welfare (up $45,326,000), education (up $28,614,000), transportation and communications (up $15,673,000), special pension contributions (up $3,792,000), and housing (up $1,355,000), and decreases in other debt service (down $58,691,000), public safety and protection (down $44,133,000), and economic development (down $20,800,000)

The general obligation bond authorization for the fiscal 2000 budget was $475,000,000.

In the fiscal 2001 budget proposal revenues and other resources of all budgetary funds total $11,251,387,000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal 2001 are accounted for by increases in personal income taxes (up $153,000,000), corporation income taxes (up $94,000,000), income tax withheld from non-residents (up $72,000,000), federal excise taxes on off-shore shipments (up $67,000,000), general excise tax of 5% (up $46,000,000), excise tax on motor vehicles and accessories (up $30,000,000), special excise tax on certain petroleum products (up $20,000,000), registration and document certification fees (up $10,000,000), excise tax on alcoholic beverages (up $9,000,000), and decreases in tollgate taxes (down $21,000,000).

Current expenses and capital improvements of all budgetary funds total $11,713,398,000, an increase of $457,585,000 from fiscal 2000. The major changes in General Fund expenditures by program in fiscal 2001 are: increases in general government (up $232,798,000), education (up $94,320,000), health (up $62,875,000), public safety and protection (up $45,460,000), debt service (up $36,874,000), other debt service (up $17,460,000), welfare tax (up $7,061,000), special pension contributions (up $6,908,000), and contributions to municipalities (up $6,730,000), and decreases in economic development (down $41,330,000) and transportation and communications (down $5,394,000).

The general obligation bond authorization for the fiscal 2001 budget is $400,000,000.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Futures transactions are executed and cleared through FCMs who receive commissions for their services.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in debt securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Debt securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services LLC (NFS), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFS to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended November 30, 2000 and 1999, the portfolio turnover rates were 27% and 23%, respectively, for Spartan Connecticut Municipal Income.

A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. The following table shows the brokerage commissions paid by Spartan Connecticut Municipal Income. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. For the fiscal years ended November 30, 2000, 1999, and 1998, Connecticut Municipal Money Market and Spartan Connecticut Municipal Money Market paid no brokerage commissions.

	Fiscal Year Ended November 30	Total Amount Paid
Spartan CT Municipal Income	2000	$ 912
	1999	$ 2,682
	1998	$ 5,183

For the fiscal year ended November 30, 2000 the funds paid no brokerage commissions to firms for providing research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts managed by FMR or its affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Tax-Free Bond Fund. Portfolio securities are valued by various methods. If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

Money Market Funds. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.

Securities of other open-end investment companies are valued at their respective NAVs.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

PERFORMANCE

A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. The share price of a fund (other than a money market fund), the yield of a fund, and return fluctuate in response to market conditions and other factors, and the value of a fund's (other than a money market fund's) shares when redeemed may be more or less than their original cost.

Yield Calculations (Money Market Funds). To compute the yield for a money market fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A money market fund also may calculate an effective yield by compounding the base period return over a one-year period. In calculating a money market fund's yield and effective yield, the yield quoted is reduced by the effect of applicable income taxes payable on the shareholder's dividends, using the maximum rate for individual income taxation. In addition to the current yield, a money market fund may quote yields in advertising based on any historical seven-day period. Yields for a money market fund are calculated on the same basis as other money market funds, as required by applicable regulation.

Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Yield Calculations (Bond Fund). Yields for the fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect the fund's short-term trading fee. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Tax-equivalent yields are calculated by dividing that portion of a fund's yield that is tax-exempt by the result of one minus the applicable specified combined federal and/or state income tax rate and adding the quotient to that portion, if any, of the fund's yield that is not tax-exempt.

The following tables show the effect of a shareholder's tax bracket on tax-equivalent yield under federal and state income tax laws for 2001. The first table shows applicable effective income tax rates at various income brackets for 2001. The second table shows, for tax-exempt securities with different yields, the yield on a taxable security that is approximately equivalent to the tax-exempt security's yield after taking into account the effect of various effective income tax rates on the taxable security. Of course, no assurance can be given that a fund will have any specific yield. While each fund invests principally in securities whose interest is exempt from federal and applicable state income tax, some portion of the distributions paid by the fund may be taxable.

Use the first table to find your approximate effective income tax rate taking into account federal and state income taxes for 2001.

2001 TAX RATES***
Taxable Income*
Single Return			Joint Return			Federal Marginal Rate	Connecticut State Marginal Rate**	Combined Federal and State Effective Rate***
$ 27,051	-	$ 65,550	$ 45,201	-	$ 109,250	28.00%	4.50%	31.24%
$ 65,551	-	$ 136,750	$ 109,251	-	$ 166,450	31.00%	4.50%	34.11%
$ 136,751	-	$ 297,300	$ 166,451	-	$ 297,300	36.00%	4.50%	38.88%
$ 297,301	-	and over	$ 297,301	-	and over	39.60%	4.50%	42.32%

* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.

** Assumes a shareholder itemizes deductions. Excludes the impact of any alternative minimum tax, the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal income tax rate. An increase in a shareholder's marginal income tax rate would increase that shareholder's tax-equivalent yield.

*** Does not take into account local income taxes, if any, payable on fund distributions.

Having determined your effective income tax rate, use the appropriate table below to determine the tax-equivalent yield for a given tax-exempt security's yield.

	If your combined federal and state effective tax rate in 2001 is:
	31.24%	34.11%	38.88%	42.32%
If a tax-exempt obligation's yield is:	Tax-equivalent yield would be:
2.0%	2.91%	3.04%	3.27%	3.47%
3.0%	4.36%	4.55%	4.91%	5.20%
4.0%	5.82%	6.07%	6.54%	6.93%
5.0%	7.27%	7.59%	8.18%	8.67%
6.0%	8.73%	9.11%	9.82%	10.40%
7.0%	10.18%	10.62%	11.45%	12.14%

A fund may invest a portion of its assets in securities that are subject to federal and/or state income taxes. When a fund invests in these securities, its tax-equivalent yield may be lower. In the table above, the tax-equivalent yields are calculated assuming securities are 100% exempt from federal and state income taxes.

Return Calculations. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. After-tax returns reflect the return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of a fund's short-term trading fee, the effect of a fund's small account fee or the effect of a fund's account closeout fee. Excluding a fund's short-term trading fee, small account fee or account closeout fee from a return calculation produces a higher return figure. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Net Asset Value. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

Historical Bond Fund Results. The following table shows the fund's yield, tax-equivalent yield, and returns for the fiscal periods ended November 30, 2000.

Historical Money Market Fund Results. The following table shows each fund's 7-day yield, tax-equivalent yield, and returns for the fiscal periods ended November 30, 2000.

For Spartan Connecticut Municipal Income, returns do not include the effect of the fund's 0.50% short-term trading fee, applicable to shares held less than 30 days.

The tax-equivalent yields for the funds are based on a combined effective federal and state income tax rate of 38.88%.

As of November 30, 2000, an estimated 18.01% of Connecticut Municipal Money Market's income was subject to state taxes. Note that the fund may invest in securities whose income is subject to the federal alternative minimum tax.

As of November 30, 2000, an estimated 23.85% of Spartan Connecticut Municipal Money Market's income was subject to state taxes. Note that the fund may invest in securities whose income is subject to the federal alternative minimum tax.

As of November 30, 2000, an estimated 0% of Spartan Connecticut Municipal Income's income was subject to state taxes. Note that the fund may invest in securities whose income is subject to the federal alternative minimum tax.

			Average Annual Returns			Cumulative Returns
	Thirty-/Seven-Day Yield	Tax- Equivalent Yield	One Year	Five Years	Ten Years/ Life of Fund	One Year	Five Years	Ten Years/ Life of Fund
CT Municipal Money Market	3.63%	5.94%	3.47%	3.01%	2.97%	3.47%	16.00%	33.97%
Spartan CT Municipal Money Market	3.65%	5.95%	3.51%	3.09%	3.02%*	3.51%	16.45%	33.62%*
Spartan CT Municipal Income	4.65%	7.61%	7.41%	5.15%	6.55%	7.41%	28.57%	88.67%

* From March 4, 1991 (commencement of operations).

The returns in the preceding table do not include the effect of the $5 account closeout fee for Spartan Connecticut Municipal Money Market.

Note: If FMR had not reimbursed certain fund expenses during these periods, each fund's returns would have been lower.

The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the Standard & Poor's 500SM  Index (S&P 500®), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in short-term debt securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended November 30, 2000, or life of each fund, as applicable, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

During the 10-year period ended November 30, 2000, a hypothetical $10,000 investment in Connecticut Municipal Money Market would have grown to $13,397.

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2000	$ 10,000	$ 3,397	$ 0	$ 13,397	$ 51,140	$ 51,252	$ 13,012
1999	$ 10,000	$ 2,947	$ 0	$ 12,947	$ 53,393	$ 52,714	$ 12,578
1998	$ 10,000	$ 2,615	$ 0	$ 12,615	$ 44,164	$ 43,507	$ 12,257
1997	$ 10,000	$ 2,255	$ 0	$ 12,255	$ 35,714	$ 36,709	$ 12,070
1996	$ 10,000	$ 1,893	$ 0	$ 11,893	$ 27,790	$ 30,051	$ 11,854
1995	$ 10,000	$ 1,549	$ 0	$ 11,549	$ 21,734	$ 22,889	$ 11,480
1994	$ 10,000	$ 1,181	$ 0	$ 11,181	$ 15,867	$ 16,456	$ 11,203
1993	$ 10,000	$ 942	$ 0	$ 10,942	$ 15,703	$ 15,776	$ 10,897
1992	$ 10,000	$ 741	$ 0	$ 10,741	$ 14,262	$ 13,754	$ 10,613
1991	$ 10,000	$ 454	$ 0	$ 10,454	$ 12,036	$ 11,696	$ 10,299

Explanatory Notes: With an initial investment of $10,000 in Connecticut Municipal Money Market on December 1, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $13,397. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $2,928 for dividends. The fund did not distribute any capital gains during the period.

During the period from March 4, 1991 (commencement of operations) to November 30, 2000, a hypothetical $10,000 investment in Spartan Connecticut Municipal Money Market would have grown to $13,362.

SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living**
2000	$ 10,000	$ 3,362	$ 0	$ 13,362	$ 44,075	$ 44,661	$ 12,915
1999	$ 10,000	$ 2,908	$ 0	$ 12,908	$ 46,017	$ 45,934	$ 12,485
1998	$ 10,000	$ 2,569	$ 0	$ 12,569	$ 38,063	$ 37,912	$ 12,166
1997	$ 10,000	$ 2,197	$ 0	$ 12,197	$ 30,780	$ 31,988	$ 11,981
1996	$ 10,000	$ 1,827	$ 0	$ 11,827	$ 23,951	$ 26,186	$ 11,766
1995	$ 10,000	$ 1,474	$ 0	$ 11,474	$ 18,732	$ 19,946	$ 11,395
1994	$ 10,000	$ 1,095	$ 0	$ 11,095	$ 13,675	$ 14,340	$ 11,120
1993	$ 10,000	$ 849	$ 0	$ 10,849	$ 13,534	$ 13,748	$ 10,816
1992	$ 10,000	$ 614	$ 0	$ 10,614	$ 12,292	$ 11,986	$ 10,534
1991	$ 10,000	$ 297	$ 0	$ 10,297	$ 10,373	$ 10,192	$ 10,223

* From March 4, 1991 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Spartan Connecticut Municipal Money Market on March 4, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $13,362. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $2,902 for dividends. The fund did not distribute any capital gains during the period. The figures in the table do not include the effect of the fund's account closeout fee.

During the 10-year period ended November 30, 2000, a hypothetical $10,000 investment in Spartan Connecticut Municipal Income would have grown to $18,867.

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2000	$ 10,354	$ 7,762	$ 751	$ 18,867	$ 51,140	$ 51,252	$ 13,012
1999	$ 10,140	$ 6,689	$ 736	$ 17,565	$ 53,393	$ 52,714	$ 12,578
1998	$ 10,792	$ 6,265	$ 706	$ 17,763	$ 44,164	$ 43,507	$ 12,257
1997	$ 10,643	$ 5,374	$ 552	$ 16,569	$ 35,714	$ 36,709	$ 12,070
1996	$ 10,475	$ 4,499	$ 529	$ 15,503	$ 27,790	$ 30,051	$ 11,854
1995	$ 10,438	$ 3,710	$ 527	$ 14,675	$ 21,734	$ 22,889	$ 11,480
1994	$ 9,282	$ 2,576	$ 432	$ 12,290	$ 15,867	$ 16,456	$ 11,203
1993	$ 11,034	$ 2,227	$ 41	$ 13,302	$ 15,703	$ 15,776	$ 10,897
1992	$ 10,457	$ 1,400	$ 39	$ 11,896	$ 14,262	$ 13,754	$ 10,613
1991	$ 10,140	$ 665	$ 38	$ 10,843	$ 12,036	$ 11,696	$ 10,299

Explanatory Notes: With an initial investment of $10,000 in Spartan Connecticut Municipal Income on December 1, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $18,530. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $5,645 for dividends and $596 for capital gain distributions. The figures in the table do not include the effect of the fund's short-term trading fee applicable to shares held less than 30 days.

Performance Comparisons. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The bond fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A fund's performance may also be compared to that of each benchmark index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of any dividends, interest, and capital gains paid by securities included in each index. Unlike a fund's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

The bond fund may compare its performance to the Lehman Brothers Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of one year or more. Issues included in the index have been issued after December 31, 1990 and have been issued as part of an offering of at least $50 million. After December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index. Issues included in the index prior to January 1, 2000 have an outstanding par value of at least $3 million; while issues included in the index after January 1, 2000 have an outstanding par value of at least $5 million.

Spartan Connecticut Municipal Income may also compare its performance to that of the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index, a market value-weighted index of Connecticut investment-grade municipal bonds with maturities of four years or more. Issues included in the index have been issued as part of an offering of at least $20 million, have an outstanding par value of at least $2 million, and have been issued after December 31, 1990.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee an investor's principal or return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

A money market fund may compare its performance or the performance of securities in which it may invest to averages published by iMoneyNet, Inc. of Westborough, Massachusetts. These averages assume reinvestment of distributions. iMoneyNet's MONEY FUND REPORT AVERAGES(TM)/Connecticut Tax-Free Money Market, which is reported in iMoneyNet's MONEY FUND REPORT(TM), covers 478 tax-free money market funds.

The bond fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus®, a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron(TM) number, and CUSIP number, and discuss or quote its current portfolio manager.

Volatility. A fund (other than a money market fund) may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a bond fund may also discuss or illustrate examples of interest rate sensitivity.

Momentum Indicators indicate price movements over specific periods of time for a fund (other than a money market fund). Each point on the momentum indicator represents a fund's percentage change in price movements over that period.

A fund (other than a money market fund) may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of November 30, 2000, FMR advised over $38billion in municipal fund assets, $151 billion in taxable fixed-income fund assets, $158 billion in money market fund assets, $571 billion in equity fund assets, $16 billion in international fund assets, and $44 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing debt and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. To the extent that each fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

Each fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of Connecticut Municipal Money Market's policies of investing so that at least 80% of its income distributions is free from federal income tax and Spartan Connecticut Municipal Money Market's policies of investing so that at least 80% of its income is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains. Dividends resulting from a recharacterization of gain from the sale of bonds purchased at market discount after April 30, 1993 are not considered income for purposes of Connecticut Municipal Money Market's policy of investing so that at least 80% of its income distributions is free from federal income tax and Spartan Connecticut Municipal Money Market's policy of investing so that at least 80% of its income is free from federal income tax.

Connecticut Tax Matters. Dividends paid by a fund are not subject to the Connecticut personal income tax on individuals, trusts and estates, to the extent that they qualify as exempt-interest dividends for federal income tax purposes and are derived from securities issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law ("Connecticut Securities") or securities the interest on which states are prohibited from taxing by federal law. Other fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that distributions that qualify as capital gain dividends for federal income tax purposes made to a shareholder whose shares of the fund are held as a capital asset are not subject to the tax to the extent they are derived from Connecticut Securities. Dividends and distributions paid by a fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any that qualify as exempt-interest dividends for federal income tax purposes and are not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax.

Dividends paid by a fund, including those that are designated as federally tax-exempt interest dividends, are taxable for purposes of the Connecticut corporation business tax. However, 70% (100% if the shareholder owns at least 20% of the total voting power and value of the fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains. Each money market fund may distribute any net realized capital gains once a year or more often, as necessary.

As of November 30, 2000, Connecticut Municipal Money Market had an aggregate capital loss carryforward of approximately $33,000. This loss carryforward, of which $4,000, $3,000, $7,000, and $19,000 will expire on November 30, 2002, 2003, 2005, and 2006, respectively, is available to offset future capital gains.

As of November 30, 2000, Spartan Connecticut Municipal Money Market had an aggregate capital loss carryforward of approximately $3,000. This loss carryforward, all of which will expire on November 30, 2006, is available to offset future capital gains.

As of November 30, 2000, Spartan Connecticut Municipal Income Fund had an aggregate capital loss carryforward of approximately $617,000. This loss carryforward, all of which will expire on November 30, 2008, is available to offset future capital gains.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trusts or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (70), Trustee, is President of Fidelity Connecticut Municipal Money Market Fund, Spartan Connecticut Municipal Money Market Fund, and Spartan Connecticut Municipal Income Fund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and a Director of of FMR Co., Inc. (2000). Abigail Johnson, Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (38), Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II (1999), is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

RALPH F. COX (68), Trustee, is President of RABAR Enterprises (management consulting-petroleum industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (69), Trustee. Mrs. Davis is retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (57), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

DONALD J. KIRK (68), Trustee, is Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), a Public Governor of the National Association of Securities Dealers, Inc. (1996), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

NED C. LAUTENBACH (56), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer of Acterna Corporation (global communications equipment) since 1999 and as a Director since 1998. He is also co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (global manufacturer of highly engineered products, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

*PETER S. LYNCH (57), Trustee, is Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

MARVIN L. MANN (67), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).

WILLIAM O. McCOY (67), Trustee (1997). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna Corporation (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

*ROBERT C. POZEN (54), Trustee (1997), is Senior Vice President of Fidelity Connecticut Municipal Money Market Fund, Spartan Connecticut Municipal Money Market Fund, and Spartan Connecticut Municipal Income Fund (1997). Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board (2000), is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of Dow Corning Corporation, NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

DWIGHT D. CHURCHILL (46) is Vice President of Fidelity Connecticut Municipal Money Market Fund and Spartan Connecticut Municipal Money Market Fund (2000). He serves as President of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

BOYCE I. GREER (44) is Vice President of Fidelity Connecticut Municipal Money Market Fund and Spartan Connecticut Municipal Money Market Fund (1997) and Spartan Connecticut Municipal Income Fund (2000). He serves as Vice President of Fidelity's Municipal Bond Funds (2000), Group Leader of Fidelity's Municipal Bond Group (2000), Vice President of Fidelity's Money Market Funds (1997), Group Leader of Fidelity's Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1996-1997).

GEORGE A. FISCHER (39) is Vice President of Spartan Connecticut Municipal Income Fund (1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

NORMAN U. LIND (44) is Vice President of Fidelity Connecticut Municipal Money Market Fund and Spartan Connecticut Municipal Money Market Fund (2000), and other funds advised by FMR. Prior to his current responsibilities, Mr. Lind managed a variety of Fidelity funds.

ERIC D. ROITER (52) is Secretary of Fidelity Connecticut Municipal Money Market Fund (2000), Spartan Connecticut Municipal Money Market Fund, and Spartan Connecticut Municipal Income Fund(1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR (1998); and Vice President and Clerk of FDC (1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

ROBERT A. DWIGHT (43) is Treasurer of Fidelity Connecticut Municipal Money Market Fund, Spartan Connecticut Municipal Money Market Fund, and Spartan Connecticut Municipal Income Fund (2000). Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (42) is Deputy Treasurer of Fidelity Connecticut Municipal Money Market Fund, Spartan Connecticut Municipal Money Market Fund, and Spartan Connecticut Municipal Income Fund (2000). She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

STANLEY N. GRIFFITH (54) is Assistant Vice President of Fidelity Connecticut Municipal Money Market Fund and Spartan Connecticut Municipal Money Market Fund. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and is an employee of FMR Corp.

JOHN H. COSTELLO (54) is Assistant Treasurer of Fidelity Connecticut Municipal Money Market Fund, Spartan Connecticut Municipal Money Market Fund, and Spartan Connecticut Municipal Income Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

THOMAS J. SIMPSON (42) is Assistant Treasurer of Fidelity Connecticut Municipal Money Market Fund and Spartan Connecticut Municipal Money Market Fund (1996) and Spartan Connecticut Municipal Income Fund (1997). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended November 30, 2000, or calendar year ended December 31, 2000, as applicable.

AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d*	Abigail P. Johnson*	J. Michael Cook****	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	E. Bradley Jones***	Donald J. Kirk	Marie L. Knowles ******
CT Municipal Money MarketB	$ 0	$ 0	$ 136	$ 175	$ 177	$ 175	$ 11	$ 174	$ 79
Spartan CT Municipal Money MarketB	$ 0	$ 0	$ 40	$ 53	$ 54	$ 53	$ 4	$ 53	$ 22
Spartan CT Municipal IncomeB	$ 0	$ 0	$ 70	$ 94	$ 95	$ 94	$ 7	$ 93	$ 40
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 0	$ 0	$ 213,500	$ 258,000	$ 259,500	$ 258,000	$ 0	$ 258,000	$ 130,500
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach **	Peter S. Lynch*	Marvin L. Mann	William O. McCoy	Gerald C. McDonough *******	Robert C. Pozen*	William S. Stavropoulos ******	Thomas R. Williams *******
CT Municipal Money MarketB	$ 174	$ 0	$ 176	$ 175	$ 216	$ 0	$ 16	$ 168
Spartan CT Municipal Money MarketB	$ 53	$ 0	$ 54	$ 53	$ 66	$ 0	$ 5	$ 52
Spartan CT Municipal IncomeB	$ 93	$ 0	$ 95	$ 94	$ 116	$ 0	$ 8	$ 91
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 256,500	$ 0	$ 259,500	$ 258,000	$ 319,500	$ 0	$ 40,000	$ 249,000

* Interested Trustees and Ms. Johnson are compensated by FMR.

** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

*** Mr. Jones served on the Board of Trustees through December 31, 1999.

**** During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees.

***** During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees.

****** Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board.

******* Mssrs. McDonough and Williams served on the Board of Trustees through December 31, 2000.

A Information is for the calendar year ended December 31, 2000 for 247 funds in the complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2000, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $111,000; William O. McCoy, $111,000; Gerald C. McDonough, $141,000; and Thomas R. Williams, $111,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $39,768; Ned C. Lautenbach, $46,296; William O. McCoy, $39,768; and Thomas R. Williams, $46,296.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of November 30, 2000, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of November 30, 2000, the following owned of record or beneficially 5% or more (up to and including 25%) of Spartan Connecticut Municipal Money Market Fund's outstanding shares:

Robert G. Burton, Greenwich, CT (6.15%)

Michael F. McKeever, Greenwich, CT (7.75%)

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. (FIMM). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

The funds, FMR, FIMM, and Fidelity Distributors Corporation (FDC) have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses (Connecticut Municipal Money Market and Spartan Connecticut Municipal Income). In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management-Related Expenses (Spartan Connecticut Municipal Money Market). Under the terms of its management contract with the fund, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services and pricing and bookkeeping services.

FMR pays all other expenses of Spartan Connecticut Municipal Money Market with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, Spartan Connecticut Municipal Money Market pays FMR a monthly management fee at the annual rate of 0.50% of the fund's average net assets throughout the month.

The management fee paid to FMR by Spartan Connecticut Municipal Money Market is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

For the services of FMR under each management contract, Connecticut Municipal Money Market and Spartan Connecticut Municipal Income pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.3700%	$ 1 billion	.3700%
3 - 6.3400		50.2188
6 - 9.3100		100.1869
9 - 12.2800		150.1736
12 - 15.2500		200.1652
15 - 18.2200		250.1587
18 - 21.2000		300.1536
21 - 24.1900		350.1494
24 - 30.1800		400.1459
30 - 36.1750		450.1427
36 - 42.1700		500.1399
42 - 48.1650		550.1372
48 - 66.1600		600.1349
66 - 84.1550		650.1328
84 - 120.1500		700.1309
120 - 156.1450		750.1291
156 - 192.1400		800.1275
192 - 228.1350		850.1260
228 - 264.1300		900.1246
264 - 300.1275		950.1233
300 - 336.1250		1,000.1220
336 - 372.1225		1,050.1209
372 - 408.1200		1,100.1197
408 - 444.1175		1,150.1187
444 - 480.1150		1,200.1177
480 - 516.1125		1,250.1167
516 - 587.1100		1,300.1158
587 - 646.1080		1,350.1149
646 - 711.1060		1,400.1141
711 - 782.1040
782 - 860.1020
860 - 946.1000
946 - 1,041.0980
1,041 - 1,145.0960
1,145 - 1,260.0940
Over 1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $841 billion of group net assets - the approximate level for November 2000 - was 0.1263%, which is the weighted average of the respective fee rates for each level of group net assets up to $841 billion.

The individual fund fee rate for Connecticut Municipal Money Market and Spartan Connecticut Municipal Income is 0.25%. Based on the average group net assets of the funds advised by FMR for November 2000, each fund's annual management fee rate would be calculated as follows:

	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
CT Municipal Money Market	0.1263%	+	0.25%	=	0.3763%
Spartan CT Municipal Income	0.1263%	+	0.25%	=	0.3763%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years and the amount of credits reducing management fees for Spartan Connecticut Municipal Money Market and Spartan Connecticut Municipal Income.

Fund	Fiscal Years Ended November 30	Amount of Credits Reducing Management Fees	Management Fees Paid to FMR
CT Municipal Money Market	2000	--	$ 2,352,076
	1999	--	$ 1,998,514
	1998	--	$ 1,717,478
Spartan CT Municipal Money Market	2000	$ 13,085	$ 941,521*
	1999	$ 12,933	$ 925,585*
	1998	$ 18,027	$ 880,996*
Spartan CT Municipal Income(dagger)	2000	--	$ 1,283,924*
	1999	$ 203,431	$ 2,010,207*
	1998	$ 32,418	$ 1,957,880*

* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

(dagger) Prior to January 1, 2000, Spartan Connecticut Municipal Income paid FMR a monthly management fee at an annual rate of 0.55% of the fund's average net assets throughout the month. FMR paid all of the other expenses of the fund with limited exceptions. The management fee paid to FMR for periods prior to January 1, 2000 was reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses),in the case of certain funds, is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

FMR voluntarily agreed to reimburse Spartan Connecticut Municipal Income if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitations for the applicable fund; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.

Sub-Adviser. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for each fund. Prior to January 23, 1998, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to each money market fund. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.

Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FMR Texas and FIMM by FMR on behalf of the money market funds for the past three fiscal years are shown in the table below.

Fund	Fiscal Year Ended November 30	Fees Paid to FMR Texas	Fees Paid to FIMM
CT Municipal Money Market Fund	2000	--	$ 1,176,038
	1999	--	$ 999,275
	1998	$ 124,694	$ 734,045
Spartan CT Municipal Money Market	2000	--	$ 470,761
	1999	--	$ 462,793
	1998	$ 63,963	$ 376,535

On behalf of Spartan Connecticut Municipal Income, for the fiscal years ended November 30, 2000 and 1999, FMR paid FIMM fees of $641,962 and $917,758, respectively.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from directly engaging in the business of underwriting, selling or distributing securities. FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank provides transfer agency, dividend disbursing, and shareholder services for each fund. Citibank in turn has entered into sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to Citibank.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,000.

In addition, FSC collects a $5.00 exchange fee for each exchange out of Spartan Connecticut Municipal Money Market.

FSC also collects Spartan Connecticut Municipal Money Market's $5.00 wire transaction fee.

FSC also collects Spartan Connecticut Municipal Money Market's $5.00 account closeout fee.

FSC also collects Spartan Connecticut Municipal Money Market's $2.00 checkwriting fee.

In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QSTP's, Freedom Fund's or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with Citibank. Under the terms of the agreements, Citibank provides pricing and bookkeeping services for each fund. Citibank in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for Spartan Connecticut Municipal Income are 0.0275% of the first $500 million of average net assets, 0.0175% of average net assets between $500 million and $3 billion, 0.0021% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

The annual rates for pricing and bookkeeping services for money market funds are 0.0150% of the first $500 million of average net assets, 0.0075% of average net assets between $500 million and $10 billion, 0.0021% of average net assets between $10 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $40,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by Connecticut Municipal Money Market and Spartan Connecticut Municipal Income to FSC for the past three fiscal years are shown in the table below.

Fund	2000	1999	1998
Connecticut Municipal Money Market	$ 93,830	$ 87,094	$ 87,008
Spartan Connecticut Municipal Income	$ 93,831*	--	--

* For the period January 1, 2000 to November 30, 2000.

For Spartan Connecticut Municipal Money Market, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services and pricing and bookkeeping services under the terms of its management contract with the fund.

DESCRIPTION OF THE TRUSTS

Trust Organization. Spartan Connecticut Municipal Income Fund is a fund of Fidelity Court Street Trust, an open-end management investment company organized as a Massachusetts business trust on April 21, 1977. Currently, there are three funds in Fidelity Court Street Trust: Spartan Connecticut Municipal Income Fund, Spartan Florida Municipal Income Fund, and Spartan New Jersey Municipal Income Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

Fidelity Connecticut Municipal Money Market Fund and Spartan Connecticut Municipal Money Market Fund are funds of Fidelity Court Street Trust II, an open-end management investment company organized as a Delaware business trust on June 20, 1991. Currently, there are five funds in Fidelity Court Street Trust II: Fidelity Connecticut Municipal Money Market Fund, Spartan Connecticut Municipal Money Market Fund, Spartan Florida Municipal Money Market Fund, Fidelity New Jersey Municipal Money Market Fund, and Spartan New Jersey Municipal Money Market Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the Massachusetts trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the Massachusetts trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the Massachusetts trust shall be allocated between or among any one or more of its funds.

The assets of the Delaware trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the Delaware trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the Delaware trust shall be allocated between or among any one or more of its funds.

Shareholder Liability - Massachusetts Trust. The Massachusetts trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the Massachusetts trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Shareholder Liability - Delaware Trust. The Delaware trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Voting Rights - Massachusetts Trust. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another operating mutual fund or the sale of substantially all of the assets of the trust or a fund to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or a fund without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Voting Rights - Delaware Trust. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund may be terminated upon the sale of its assets to another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by a vote of shareholders. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Under the Trust Instrument, the Trustees may, without shareholder vote, in order to change the form of organization of the trust cause the trust to merge or consolidate with one or more trusts, partnerships, associations, limited liability companies, or corporations, as long as the surviving entity is an open-end management investment company, or is a fund thereof, that will succeed to or assume the trust's registration statement, or cause the trust to incorporate under Delaware law.

Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Auditor. PricewaterhouseCoopers, LLP, 160 Federal Street, Boston Massachusetts, serves as independent accountant for each fund. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended November 30, 2000, and report of the auditor, are included in the fund's annual report and are incorporated herein by reference.

APPENDIX

Fidelity, Spartan, Fidelity Investments & (Pyramid) Design, Fidelity Focus, and Magellan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

Supplement to
Fidelity's Connecticut Municipal Funds
January 27, 2001
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Court Street Trust II has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan® Connecticut Municipal Money Market Fund and Fidelity® Connecticut Municipal Money Market Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Spartan Connecticut Municipal Money Market Fund solely in exchange for the number of shares of Fidelity Connecticut Municipal Money Market Fund equal in value to the relative net asset value of the outstanding shares of Spartan Connecticut Municipal Money Market Fund. Following such exchange, Spartan Connecticut Municipal Money Market Fund will distribute the Fidelity Connecticut Municipal Money Market Fund shares to its shareholders pro rata, in liquidation of Spartan Connecticut Municipal Money Market Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").

The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of Spartan Connecticut Municipal Money Market Fund, as that term is defined under the Investment Company Act of 1940. A Special Meeting of the Shareholders of Spartan Connecticut Municipal Money Market Fund (the "Meeting") will be held on March 13, 2002, and approval of the Agreement will be voted on at that time. In connection with the Meeting, a proxy statement describing the Reorganization and a Prospectus for Fidelity Connecticut Municipal Money Market Fund will be filed with the Securities and Exchange Commission and delivered to shareholders of record of Spartan Connecticut Municipal Money Market Fund.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about March 25, 2002. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Spartan Connecticut Municipal Money Market Fund shareholders fail to approve the Agreement, Spartan Connecticut Municipal Money Market Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Spartan Connecticut Municipal Money Market Fund.

CTR/CTM-01-02 September 29, 2001
1.475744.107

Effective the close of business on January 14, 2002, new positions in Spartan Connecticut Municipal Money Market Fund may no longer be opened pending the Reorganization. Shareholders of the fund on that date may continue to add to their fund positions existing on that date.

The following information replaces the information for Spartan Connecticut Municipal Income Fund found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 15.

Spartan Connecticut Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Connecticut personal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Connecticut personal income taxes.

Spartan®

Connecticut Municipal
Funds

and

Fidelity®
Connecticut Municipal
Money Market Fund

Semiannual Report

November 30, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies
Spartan Connecticut Municipal Income Fund
	4	Performance
	7	Fund Talk: The Manager's Overview
	10	Investment Changes
	11	Investments
	19	Financial Statements
Spartan Connecticut Municipal Money Market Fund
	23	Performance
	25	Fund Talk: The Manager's Overview
	27	Investment Changes
	28	Investments
	31	Financial Statements
Fidelity Connecticut Municipal Money Market Fund
	35	Performance
	37	Fund Talk: The Manager's Overview
	39	Investment Changes
	40	Investments
	44	Financial Statements
Notes	48	Notes to the Financial Statements
Report of Independent Accountants	54	The auditors' opinion.
Distributions	55

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan Connecticut Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Spartan CT Municipal Income	7.41%	28.57%	88.67%
LB Connecticut 4 Plus Year Enhanced Municipal Bond	7.57%	30.58%	n/a*
Connecticut Municipal Debt Funds Average	6.97%	24.91%	85.27%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Connecticut investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 28 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Spartan CT Municipal Income	7.41%	5.15%	6.55%
LB Connecticut 4 Plus Year Enhanced Municipal Bond	7.57%	5.48%	n/a*
Connecticut Municipal Debt Funds Average	6.97%	4.55%	6.36%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan Connecticut Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan Connecticut Municipal Income Fund on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $18,867 - an 88.67% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,867 - a 98.67% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Spartan Connecticut Municipal Income Fund
Performance - continued

Total Return Components

	Years ended November 30,
	2000	1999	1998	1997	1996
Dividend returns	5.30%	4.52%	4.92%	5.19%	5.29%
Capital returns	2.11%	-5.64%	2.28%	1.69%	0.36%
Total returns	7.41%	-1.12%	7.20%	6.88%	5.65%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended November 30, 2000	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.56¢	27.84¢	55.27¢
Annualized dividend rate	5.02%	5.04%	5.08%
30-day annualized yield	4.65%	-	-
30-day annualized tax-equivalent yield	7.61%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.06 over the past one month, $11.02 over the past six months and $10.89 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 38.88% combined effective 2000 federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan Connecticut Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

For the first time since their heyday in the late 1980s and early 1990s, municipal bonds were on the brink of having a higher calendar year return than the bellwether stock market benchmark, the Standard & Poor's 500SM Index. For the one-year period ending November 30, 2000, the Lehman Brothers Municipal Bond Index - an index of more than 35,000 investment-grade, fixed-rate, tax-exempt bonds - returned 8.18%. During the same period, the S&P 500 was down 4.22%. Compared to taxable bonds, the muni market trailed the absolute return of the Lehman Brothers Aggregate Bond Index - a proxy for the taxable bond market - which gained 9.06%. On a tax-equivalent yield basis, however, the edge generally went to munis. A number of factors contributed to the rebound in municipal bond interest. Given the sharp increase in high-income households, individual investors - or retail investors, as they're commonly called in the industry - flocked to munis for both the high yields and tax advantages they offered and, later in the period, for protection from volatile equity markets. This surge in demand was countered by relatively light supply compared to previous years, a scenario that boosted muni bond prices. The credit quality of municipal bonds also became more attractive, as the strong U.S. economy led to credit upgrades for many municipal bond issuers.

(Portfolio Manager photograph)
An interview with George Fischer, Portfolio Manager of Spartan Connecticut Municipal Income Fund

Q. How did the fund perform, George?

A. For the 12-month period ending November 30, 2000, the fund returned 7.41%. To get a sense of how the fund did relative to its competitors, the Connecticut municipal debt funds average returned 6.97% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 7.57%.

Q. Despite a weak start, the Connecticut municipal market ended the year with strong gains. What fueled the market's revival?

A. A number of factors specific to Connecticut helped boost its municipal bond market. The supply of municipals available in the state was limited and the demand for them strengthened. In addition, Connecticut issuers tend to be very high quality, which helped during a period when lower-quality municipals languished. But most of the credit for the Connecticut muni market's recent rally goes to changing expectations about inflation and interest rates. Early in the period, investors feared the Federal Reserve Board would continue to raise interest rates to slow economic growth and curtail inflation. That forced bond yields higher and their prices lower. Those worries and the fact that the Fed did raise rates on several occasions caused the fund's share price to fall. Since June, however, conditions steadily improved. There was a growing sense among many investors that the Fed might be at the end of its cycle of rate hikes given signs of weakening economic conditions. In response, municipal bonds performed well as yields declined and investors became increasingly more optimistic about the direction of interest rates. The fund's total return for the year reflects the combination of price gains or losses plus the income generated by its holdings during the period.

Annual Report

Spartan Connecticut Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. What helped the fund beat its peers during the year?

A. A key factor was the fund's larger-than-average stake in premium coupon bonds - those that pay interest rates above prevailing rates. Because they generally were protected against the unfavorable tax treatment that can hurt some bonds when interest rates change, premiums outperformed discount and par coupon bonds, which carry interest rates below and at prevailing market rates, respectively. Also, the fund benefited from focusing on various bond maturities at different points in time. Early on, I emphasized longer-term securities, which was a plus for performance. That's because their yields fell the most as investors started to anticipate lower interest rates, pushing their prices up and helping them outpace their short- and intermediate-term counterparts. More recently, however, I added more intermediate-maturity bonds based on their attractive value.

Q. Was there anything else that helped performance?

A. Focusing on bonds with higher credit ratings was a plus. Lower-rated securities performed rather poorly during the year. As of November 30, 2000, approximately two-thirds of the fund's investments were in bonds with the highest credit rating of AAA by Standard & Poor's® or Aaa by Moody's Investor Services. Also, an additional 30% or so of the fund's investments were in bonds rated "investment-grade," with a rating of BBB- or higher by Standard & Poor's or Baa or higher by Moody's.

Q. Were there any disappointments during the period?

A. The main disappointment was the early poor performance of the health care sector, which encountered problems due to cutbacks in Medicare and other reimbursement sources. More recently, however, health care bonds improved when the government reversed some of its earlier Medicare cutbacks, and HMOs and other payers increased their reimbursements. Even though the outlook for health care bonds improved, I remained cautious and emphasized insured health care bonds.

Q. What's ahead for the Connecticut municipal market?

A. The state's economy appears to be reasonably strong, which bodes well for a continuation of its relatively high credit quality. However, I'll keep a close eye on conditions in the state to ascertain how the national economic slowdown will affect Connecticut. If the Fed does what the market expects and lowers interest rates, municipals should benefit. In addition, municipals are priced somewhat cheaply compared to Treasury securities, which could grab investors' interest. For investors in the highest tax bracket, municipals frequently offer yields above 9.00% on a tax-adjusted basis. Attractive prices, relatively high tax-free yields and the expectation for lower interest rates could benefit municipals' near-term performance.

Annual Report

Spartan Connecticut Municipal Income Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income, exempt from federal and Connecticut personal income taxes

Fund number: 407

Trading symbol: FICNX

Start date: October 29, 1987

Size: as of November 30, 2000, more than $347 million

Manager: George Fischer, since 1996; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1989

3

George Fischer on the fund's interest-rate sensitivity:

"The main source of volatility in this fund's share price is fluctuations in the general level of interest rates. Municipal interest rates are affected by inflation, Federal Reserve Board policy and new-issue supply, among other factors. One way that we estimate how sensitive a bond - or a fund - is to such shifts is to calculate its duration. The higher a bond's or a fund's duration, the more sensitive it will be to changes in interest rates.

"As of November 30, 2000, Spartan Connecticut Municipal Income Fund had a duration of 6.5 years. This means that the fund's net asset value would rise approximately 6.5% when yields fall 1%, and fall approximately 6.5% when yields rise 1%, all else being equal. The value of funds with a shorter duration would change less in response to interest-rate changes, and the value of funds with a longer duration would change more."

  At the end of the period, the fund had 8.2% of net assets in bonds issued by Puerto Rico. As a territory of the United States, Puerto Rico can issue bonds that are free from taxes in all 50 states. When the supply of Connecticut municipals is limited or their prices look expensive, the manager occasionally invests in Puerto Rico bonds.
  On January 18, 2001, the Board of Trustees of Spartan Connecticut Municipal Income Fund authorized the reduction of the fund's redemption fee period from 180 to 30 days. Redemptions after January 26, 2001, of shares held less than 30 days will be subject to a fee of 0.50% of the amount redeemed.

Annual Report

Spartan Connecticut Municipal Income Fund

Investment Changes

Top Five Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	30.8	31.4
Special Tax	15.9	13.9
Health Care	14.8	16.2
Education	9.8	8.1
Water & Sewer	7.1	7.6
Average Years to Maturity as of November 30, 2000
		6 months ago
Years	13.7	13.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of November 30, 2000
6 months ago
Years	6.5	6.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)

As of November 30, 2000 As of May 31, 2000

Where Moody's ratings are not available, we have used S&P ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Spartan Connecticut Municipal Income Fund

Investments November 30, 2000

Showing Percentage of Net Assets

Municipal Bonds - 94.9%
Moody's Ratings (unaudited) (f)		Principal Amount	Value (Note 1)
Connecticut - 86.7%
Branford Gen. Oblig.:
7% 6/15/08 (FGIC Insured)	Aaa	$ 500,000	$ 572,595
7% 6/15/09 (FGIC Insured)	Aaa	500,000	578,640
Bridgeport Gen. Oblig. Series A:
6% 9/1/03 (AMBAC Insured)	Aaa	2,000,000	2,075,280
6% 9/1/05 (AMBAC Insured)	Aaa	4,000,000	4,230,680
6% 7/15/11 (FGIC Insured)	Aaa	1,320,000	1,441,044
6.125% 7/15/15 (FGIC Insured)	Aaa	6,235,000	6,731,244
6.5% 9/1/07 (AMBAC Insured)	Aaa	2,290,000	2,525,435
Connecticut Clean Wtr. Fund Rev.:
Series 1991, 7% 1/1/11	Aaa	2,500,000	2,554,350
5.75% 3/1/07	Aaa	2,115,000	2,248,710
6% 10/1/12 (a)	Aaa	6,000,000	6,601,620
6.8% 7/1/05	Aaa	1,000,000	1,021,680
Connecticut Dev. Auth. Rev. (Hartford Civic Ctr. Proj.) Series A:
4.75% 11/15/13	A1	1,525,000	1,465,937
6% 11/15/07	A1	1,525,000	1,644,042
6% 11/15/08	A1	1,525,000	1,652,170
6% 11/15/09	A1	1,525,000	1,656,013
Connecticut Dev. Auth. Wtr. Facilities Rev. (Bridgeport Hydraulic Proj.) 6.15% 4/1/35 (MBIA Insured) (c)	Aaa	3,000,000	3,119,220
Connecticut Gen. Oblig.:
(College Savings Plan Proj.) Series B:
0% 11/1/06	Aa3	1,800,000	1,361,934
0% 11/1/09	Aa3	4,000,000	2,598,680
Series 1998 B, 5.5% 3/15/08	Aa3	3,850,000	4,054,705
Series 1999 B, 5.875% 11/1/16	Aa3	4,550,000	4,843,202
Series 2000 A, 6% 4/15/17	Aa3	5,840,000	6,274,146
Series A:
5.25% 6/15/12 (FGIC Insured)	Aa3	2,225,000	2,287,478
5.25% 3/1/13	Aa3	1,500,000	1,526,115
6% 3/1/06	Aa3	2,700,000	2,883,573
Series B:
5.25% 6/15/07	Aa3	1,410,000	1,463,425
5.5% 11/1/17	Aa3	1,500,000	1,535,145
5.75% 11/1/10	Aa3	1,000,000	1,080,240
5.875% 6/15/17	Aa3	1,500,000	1,587,285
6% 10/1/05	Aa3	6,430,000	6,841,134
Series E:
6% 3/15/12	Aa3	1,365,000	1,495,808
Municipal Bonds - continued
Moody's Ratings (unaudited) (f)		Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Gen. Oblig.: - continued
6% 3/15/12 (Escrowed to Maturity) (d)	Aa3	$ 35,000	$ 38,271
Connecticut Health & Edl. Facilities Auth. Rev.:
(Bristol Hosp. Proj.) Series A:
7% 7/1/09 (MBIA Insured)	Aaa	1,750,000	1,787,853
7% 7/1/20 (MBIA Insured)	Aaa	4,180,000	4,268,449
(Connecticut College Proj.) Series B, 6.625% 7/1/11 (MBIA Insured) (Pre-Refunded to 7/1/01 @ 102) (d)	Aaa	1,200,000	1,239,252
(Danbury Hosp. Proj.) Series G, 5.625% 7/1/25 (AMBAC Insured)	Aaa	4,695,000	4,705,611
(Greenwich Hosp. Proj.) Series A, 5.8% 7/1/26 (MBIA Insured)	Aaa	6,210,000	6,285,389
(Hebrew Home & Hosp. Proj.) Series B:
5.15% 8/1/28	AAA	2,500,000	2,286,925
5.2% 8/1/38	AAA	4,190,000	3,825,805
(Hosp. for Spl. Care Issue Proj.) Series B:
5.375% 7/1/17	Baa2	2,700,000	2,309,715
5.5% 7/1/27	Baa2	2,500,000	2,068,600
(Kent School Proj.) Series B:
5.1% 7/1/07 (MBIA Insured)	Aaa	265,000	272,404
5.25% 7/1/08 (MBIA Insured)	Aaa	305,000	314,794
5.375% 7/1/09 (MBIA Insured)	Aaa	345,000	357,116
5.4% 7/1/10 (MBIA Insured)	Aaa	685,000	708,324
(Loomis Chaffee School Proj.) Series C, 5.5% 7/1/26 (MBIA Insured)	Aaa	1,430,000	1,412,668
(Lutheran Gen. Health Care Sys. Proj.) 7.375% 7/1/19 (Escrowed to Maturity) (d)	Aaa	3,195,000	3,817,003
(New Britain Gen. Hosp. Proj.) Series B, 6% 7/1/24 (AMBAC Insured)	Aaa	1,940,000	1,986,288
(New Britain Memorial Hosp. Proj.) Series A, 7.75% 7/1/22 (Pre-Refunded to 7/1/02 @ 102) (d)	AAA	6,500,000	6,954,545
(Quinnipiac College Proj.) Series D:
6% 7/1/13	BBB-	1,300,000	1,290,250
6% 7/1/23	BBB-	940,000	915,325
(Sacred Heart Univ. Proj.):
Series A, 6.85% 7/1/22, LOC Fleet Nat'l. Bank, Providence (Pre-Refunded to 7/1/02 @ 102) (d)	Baa3	1,000,000	1,054,830
Series C:
6% 7/1/06 (Escrowed to Maturity) (d)	Baa3	190,000	202,265
Municipal Bonds - continued
Moody's Ratings (unaudited) (f)		Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Health & Edl. Facilities Auth. Rev.: - continued
6.5% 7/1/16 (Pre-Refunded to 7/1/06 @ 102) (d)	Baa3	$ 3,020,000	$ 3,334,986
(Saint Raphael Hosp. Proj.) Series H:
5.25% 7/1/14 (AMBAC Insured)	Aaa	4,050,000	4,076,082
6.5% 7/1/11 (AMBAC Insured)	Aaa	2,780,000	3,135,117
6.5% 7/1/13 (AMBAC Insured)	Aaa	3,125,000	3,554,563
(Sharon Health Care, Inc. Proj.) Series A:
8.75% 7/1/06 (Pre-Refunded to 7/1/01 @ 103) (d)	AAA	450,000	474,323
9% 7/1/13 (Pre-Refunded to 7/1/01 @ 103) (d)	AAA	1,300,000	1,371,695
9.2% 7/1/21 (Pre-Refunded to 7/1/01 @ 103) (d)	AAA	1,500,000	1,584,405
(Stamford Hosp. Issue Proj.) Series G, 5% 7/1/24 (MBIA Insured)	Aaa	4,895,000	4,489,596
(Trinity College Issue Prog.) Series E, 5.875% 7/1/26 (MBIA Insured)	Aaa	3,500,000	3,575,845
(Veterans Memorial Med. Ctr. Proj.) Series A:
5.5% 7/1/26 (MBIA Insured)	Aaa	3,770,000	3,724,308
6.25% 7/1/05 (MBIA Insured)	Aaa	2,265,000	2,415,555
(Yale Univ. Proj.) 5.929% 6/10/30	Aaa	10,400,000	10,379,711
Connecticut Higher Ed. Supplemental Ln. Auth. Rev.:
(Family Ed. Ln. Prog.) Series A:
5.5% 11/15/09 (c)	A1	1,000,000	1,015,130
7.2% 11/15/10 (c)	A	670,000	689,417
Series A:
7.375% 11/15/05 (c)	A1	400,000	400,720
7.5% 11/15/10 (c)	A1	1,355,000	1,357,575
Connecticut Hsg. Fin. Auth. (Hsg. Mtg. Fin. Prog.):
Series B, 6.2% 5/15/12	Aa2	2,500,000	2,604,000
Series E, 6.2% 5/15/14	Aa2	1,000,000	1,041,720
Connecticut Muni. Elec. Energy Coop. Pwr. Supply Sys. Rev. Series A:
6% 1/1/04 (MBIA Insured)	Aaa	1,790,000	1,866,684
6% 1/1/05 (MBIA Insured)	Aaa	1,880,000	1,982,159
6% 1/1/06 (MBIA Insured)	Aaa	2,000,000	2,129,320
Connecticut Resources Recovery Auth. (Mid-Connecticut Sys. Proj.) Series A:
5.25% 11/15/08 (MBIA Insured)	Aaa	3,300,000	3,419,394
Municipal Bonds - continued
Moody's Ratings (unaudited) (f)		Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Resources Recovery Auth. (Mid-Connecticut Sys. Proj.) Series A: - continued
5.5% 11/15/11 (MBIA Insured)	Aaa	$ 2,500,000	$ 2,599,525
Connecticut Resources Recovery Auth. Resources Recovery Rev. (Fuel Co. Proj.) Series A:
5.125% 11/15/13 (MBIA Insured) (c)	Aaa	3,000,000	2,961,240
5.5% 11/15/09 (MBIA Insured) (c)	Aaa	2,000,000	2,086,440
Connecticut Spl. Assessment Second Injury Fund Series 2000 A, 5.125% 1/1/13 (FSA Insured)	Aaa	2,000,000	2,018,480
Connecticut Spl. Tax Oblig. Rev. (Trans. Infrastructure Proj.):
Series A:
5.125% 9/1/05	A1	2,250,000	2,300,648
5.5% 11/1/06 (FSA Insured)	Aaa	1,000,000	1,048,470
7.125% 6/1/10	Aaa	3,550,000	4,151,015
Series B:
0% 6/1/08	A1	3,500,000	2,425,990
5.4% 10/1/10 (MBIA Insured)	Aaa	2,545,000	2,646,927
5.5% 11/1/07 (FSA Insured)	Aaa	7,300,000	7,684,272
6.125% 9/1/12	A1	5,000,000	5,510,250
6.15% 9/1/09	A1	1,500,000	1,645,635
6.5% 10/1/07 (Escrowed to Maturity) (d)	Aaa	2,250,000	2,503,283
6.5% 10/1/10	A1	3,250,000	3,674,320
6.5% 10/1/12	A1	7,100,000	8,080,226
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5% 1/1/04 (c)	BBB	1,000,000	960,630
Meriden Gen. Oblig.:
6.25% 8/1/05 (FGIC Insured)	Aaa	1,500,000	1,607,175
6.25% 8/1/06 (FGIC Insured)	Aaa	2,000,000	2,167,300
Naugatuck Gen. Oblig.:
7.25% 9/1/04 (MBIA Insured)	Aaa	215,000	234,808
7.4% 9/1/07 (MBIA Insured)	Aaa	370,000	428,253
7.4% 9/1/08 (MBIA Insured)	Aaa	370,000	434,473
New Britain Gen. Oblig.:
Series B, 6% 3/1/12 (MBIA Insured)	Aaa	2,000,000	2,209,420
6% 4/15/07 (AMBAC Insured)	Aaa	1,615,000	1,738,192
6% 2/1/12 (MBIA Insured)	Aaa	400,000	441,652
7% 4/1/07 (MBIA Insured)	Aaa	580,000	653,822
7% 4/1/08 (MBIA Insured)	Aaa	580,000	662,221
Municipal Bonds - continued
Moody's Ratings (unaudited) (f)		Principal Amount	Value (Note 1)
Connecticut - continued
New Haven Gen. Oblig.:
Series A, 6% 8/1/05 (FGIC Insured)	Aaa	$ 3,410,000	$ 3,618,181
6% 2/15/05 (FGIC Insured)	Aaa	1,650,000	1,741,460
7% 2/15/03 (FGIC Insured)	Aaa	1,000,000	1,052,240
7% 2/15/04 (FGIC Insured)	Aaa	1,150,000	1,233,145
7% 2/15/05 (FGIC Insured)	Aaa	750,000	818,445
8.25% 8/15/01	A3	640,000	655,008
Newtown Gen. Oblig. 6% 6/15/06 (MBIA Insured)	Aaa	785,000	839,879
North Thompsonville Fire District #10:
6.75% 6/1/07 (MBIA Insured)	Aaa	180,000	201,487
6.75% 6/1/08 (MBIA Insured)	Aaa	190,000	215,008
6.75% 6/1/09 (MBIA Insured)	Aaa	200,000	228,478
6.75% 6/1/10 (MBIA Insured)	Aaa	215,000	247,626
6.75% 6/1/11 (MBIA Insured)	Aaa	230,000	266,335
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev. Series 11:
5.625% 8/1/05 (FGIC Insured)	Aaa	4,000,000	4,180,240
5.75% 8/1/12 (FGIC Insured)	Aaa	5,000,000	5,185,250
Stamford Gen. Oblig.:
6.25% 2/15/03	Aaa	1,725,000	1,792,758
6.25% 2/15/05	Aaa	535,000	571,610
6.6% 1/15/07	Aaa	295,000	327,391
6.6% 1/15/08	Aaa	1,480,000	1,660,634
6.6% 1/15/09	Aaa	1,000,000	1,132,810
Stamford Hsg. Auth. Multifamily Rev. (Fairfield Apts. Proj.) 4.75%, tender 12/1/08 (c)		6,000,000	5,570,100
Stratford Gen. Oblig. 7% 6/15/08 (FGIC Insured)	Aaa	500,000	572,595
Univ. of Connecticut Rev. (Student Fee Prog.) Series A:
5.75% 11/15/29 (FGIC Insured)	Aaa	6,850,000	7,020,291
6% 11/15/25 (FGIC Insured)	Aaa	4,000,000	4,198,000
West Hartford Gen. Oblig.:
5% 7/15/11	Aaa	1,750,000	1,772,295
6.5% 7/15/05	Aaa	2,000,000	2,170,080
6.5% 7/15/06	Aaa	2,000,000	2,199,000
Municipal Bonds - continued
Moody's Ratings (unaudited) (f)		Principal Amount	Value (Note 1)
Connecticut - continued
Wolcott Gen. Oblig.:
7% 6/15/09 (FGIC Insured)	Aaa	$ 445,000	$ 514,990
7% 6/15/10 (FGIC Insured)	Aaa	440,000	514,237
Woodstock Spl. Oblig. Rev. (Woodstock Academy Proj.) 7% 3/1/08 (AMBAC Insured)	Aaa	725,000	743,292
			300,793,049
Puerto Rico - 8.2%
Puerto Rico Commonwealth Gen. Oblig. 5.75% 7/1/26 (MBIA Insured)	Aaa	5,700,000	5,896,251
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series V, 6.625% 7/1/12	Baa1	1,750,000	1,830,518
Series Y:
5% 7/1/36	Baa1	2,750,000	2,548,865
5.5% 7/1/36 (FSA Insured)	Aaa	1,500,000	1,528,005
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev.:
Series A:
4.75% 7/1/38	Baa1	5,120,000	4,448,102
5% 7/1/38	Baa1	1,270,000	1,160,450
Series B, 6% 7/1/31	Baa1	2,250,000	2,367,720
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
Series AA, 5.375% 7/1/14 (MBIA Insured)	Aaa	3,250,000	3,357,413
4.75% 7/1/24 (MBIA Insured)	Aaa	4,500,000	4,078,935
Puerto Rico Muni. Fin. Agcy. Series A, 5.5% 8/1/23 (FSA Insured)	Aaa	1,250,000	1,264,438
			28,480,697
TOTAL MUNICIPAL BONDS (Cost $318,164,725)			329,273,746
Municipal Notes - 1.4%
	Principal Amount	Value (Note 1)
Connecticut - 1.4%
Connecticut Gen. Oblig. Participating VRDN:
Series PA 723R, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	$ 2,500,000	$ 2,500,000
Series PT 1246, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	2,500,000	2,500,000
TOTAL MUNICIPAL NOTES (Cost $5,000,000)		5,000,000
TOTAL INVESTMENT PORTFOLIO - 96.3% (Cost $323,164,725)	334,273,746
NET OTHER ASSETS - 3.7%	12,910,808
NET ASSETS - 100%	$ 347,184,554
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
35 Bond Buyer Municipal Bond Index Contracts	Dec. 2000	$ 3,538,281	$ 73,539

The face value of futures purchased as a percentage of net assets - 1.0%
Security Type Abbreviations
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $220,054.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
(f) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, inc.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	84.6%	AAA, AA, A	89.8%
Baa	6.4%	BBB	3.5%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	30.8%
Special Tax	15.9
Health Care	14.8
Education	9.8
Water & Sewer	7.1
Escrowed/Pre-Refunded	6.6
Others* (individually less than 5%)	15.0
100.0%
* Includes short-term investments and net other assets
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $323,164,725. Net unrealized appreciation aggregated $11,109,021, of which $13,163,616 related to appreciated investment securities and $2,054,595 related to depreciated investment securities.

At November 30, 2000, the fund had a capital loss carryforward of approximately $617,000 all of which will expire on November 30, 2008.

During the fiscal year ended November 30, 2000, 100% of the fund's income dividends was free from federal income tax, and 5.81% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $323,164,725) - See accompanying schedule		$ 334,273,746
Cash		8,218,845
Receivable for fund shares sold		3,000
Interest receivable		5,384,339
Receivable for daily variation on futures contracts		20,781
Total assets		347,900,711
Liabilities
Payable for fund shares redeemed	$ 206,271
Distributions payable	404,257
Accrued management fee	105,629
Total liabilities		716,157
Net Assets		$ 347,184,554
Net Assets consist of:
Paid in capital		$ 337,307,222
Undistributed net investment income		13,583
Accumulated undistributed net realized gain (loss) on investments		(1,318,811)
Net unrealized appreciation (depreciation) on investments		11,182,560
Net Assets, for 31,259,501 shares outstanding		$ 347,184,554
Net Asset Value, offering price and redemption price per share ($347,184,554 ÷ 31,259,501 shares)		$11.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income		$ 17,952,145
Expenses
Management fee	$ 1,283,924
Transfer agent fees	218,935
Accounting fees and expenses	93,831
Non-interested trustees' compensation	1,087
Custodian fees and expenses	6,467
Registration fees	21,245
Audit	32,348
Legal	23,545
Miscellaneous	904
Total expenses before reductions	1,682,286
Expense reductions	(290,078)	1,392,208
Net investment income		16,559,937
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(278,794)
Futures contracts	(224,435)	(503,229)
Change in net unrealized appreciation (depreciation) on:
Investment securities	6,788,332
Futures contracts	274,398	7,062,730
Net gain (loss)		6,559,501
Net increase (decrease) in net assets resulting from operations		$ 23,119,438

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 16,559,937	$ 17,161,105
Net realized gain (loss)	(503,229)	941,452
Change in net unrealized appreciation (depreciation)	7,062,730	(22,155,266)
Net increase (decrease) in net assets resulting from operations	23,119,438	(4,052,709)
Distributions to shareholders From net investment income	(16,597,375)	(17,161,105)
From net realized gain	-	(941,452)
In excess of net realized gain	-	(671,785)
Total distributions	(16,597,375)	(18,774,342)
Share transactions Net proceeds from sales of shares	54,643,783	54,402,897
Reinvestment of distributions	11,897,349	13,953,708
Cost of shares redeemed	(72,012,949)	(72,872,431)
Net increase (decrease) in net assets resulting from share transactions	(5,471,817)	(4,515,826)
Redemption fees	21,396	22,778
Total increase (decrease) in net assets	1,071,642	(27,320,099)
Net Assets
Beginning of period	346,112,912	373,433,011
End of period (including undistributed net investment income of $13,583 and $0, respectively)	$ 347,184,554	$ 346,112,912
Other information
Shares Sold	5,009,609	4,827,219
Issued in reinvestment of distributions	1,091,583	1,239,956
Redeemed	(6,657,632)	(6,503,445)
Net increase (decrease)	(556,440)	(436,270)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 10.880	$ 11.580	$ 11.420	$ 11.240	$ 11.200
Income from Investment Operations Net investment income	.549 B	.526	.541	.559	.569
Net realized and unrealized gain (loss)	.233	(.651)	.260	.190	.039
Total from investment operations	.782	(.125)	.801	.749	.608
Less Distributions
From net investment income	(.553)	(.526)	(.541)	(.559)	(.569)
From net realized gain	-	(.029)	(.100)	(.010)	-
In excess of net realized gain	-	(.021)	-	-	-
Total distributions	(.553)	(.576)	(.641)	(.569)	(.569)
Redemption fees added to paid in capital	.001	.001	.000	.000	.001
Net asset value, end of period	$ 11.110	$ 10.880	$ 11.580	$ 11.420	$ 11.240
Total Return A	7.41%	(1.12)%	7.20%	6.88%	5.65%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 347,185	$ 346,113	$ 373,433	$ 341,633	$ 334,620
Ratio of expenses to average net assets	.51%	.55%	.55%	.55%	.55%
Ratio of expenses to average net assets after expense reductions	.42% C	.49% C	.54% C	.55%	.52% C
Ratio of net investment income to average net assets	5.04%	4.69%	4.71%	4.98%	5.15%
Portfolio turnover rate	27%	23%	8%	12%	30%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income, but does not include the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Life of fund
Spartan CT Municipal Money Market	3.51%	16.45%	33.62%
Connecticut Tax-Free Money Market Funds Average	3.21%	15.01%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on March 4, 1991. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 11 money market funds.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Life of fund
Spartan CT Municipal Money Market	3.51%	3.09%	3.02%
Connecticut Tax-Free Money Market Funds Average	3.21%	2.83%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

Spartan Connecticut Municipal Money Market Fund

Performance - continued

Yields

	11/27/00	8/28/00	5/29/00	2/28/00	11/29/99
Spartan Connecticut Municipal Money Market Fund	3.69%	3.56%	3.59%	3.17%	3.15%

Connecticut Tax-Free Money Market Funds Average	3.31%	3.31%	3.31%	2.85%	2.88%

Spartan Connecticut Municipal Money Market Fund - Tax-equivalent	6.02%	5.82%	5.87%	5.18%	5.14%

Portion of fund's income subject to state taxes	22.96%	19.15%	24.18%	21.17%	19.18%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective 2000 federal and state income tax rate of 38.88%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Annual Report

Spartan Connecticut Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Norm Lind became Portfolio Manager of Spartan Connecticut Municipal Money Market Fund on July 1, 2000.

Q. Norm, what was the investment environment like during the 12 months that ended November 30, 2000?

A. The markets experienced an interesting transition. During the first half of the fund's fiscal year, economic growth was strong, unemployment hit historically low levels and consumer spending was robust. To head off inflationary pressures, the Federal Reserve Board continued its program of raising interest rates in an effort to slow growth and head off inflation. From late 1999 through May 2000, the Fed steadily raised the fed funds target rate - the rate banks charge each other for overnight loans - bringing it from 4.75% to 6.50%. Then we witnessed a sea change. Data started to emerge showing that the Fed rate hikes were starting to help slow economic growth. At the same time, inflationary pressures remained subdued in spite of rising energy prices.

Q. What was the market's reaction to this backdrop?

A. Market sentiment started to shift. In the summer, the Fed chose to keep rates unchanged at each of its meetings, building market consensus that the Fed would not only remain on hold through the end of 2000 but might even implement a rate cut as its next move. This view was reinforced late in the period, as data continued to point to the "soft landing" that the Fed was trying to engineer. In such a scenario, Fed rate hikes slow growth enough to head off inflation, but not so much as to spark a recession. The pace of economic growth dipped significantly in the third quarter, and industrial production declined a bit. In addition, signs pointed to a slowdown in corporate spending within a climate of a struggling stock market and high energy prices.

Q. What was your strategy with the fund?

A. During the first half of the fund's fiscal year, the fund purchased fixed-rate notes when their yields reflected expectations of higher yields going forward. Overall, however, the fund's maturity trended downward for two reasons. First, there weren't many attractive fixed-rate securities available; demand in Connecticut for municipal money market securities was quite strong while supply was low, so we were often not well-compensated for buying longer-term securities. Second, interest rates were on the rise at that time, an environment where it's generally better to keep a shorter maturity in order to invest in higher yields as they emerge.

Q. What did you do after the market shift?

A. When the market shifted toward the expectation of declining interest rates, I increased the fund's average maturity by purchasing six- and 12-month securities. I did so in order to lock in attractive rates. In addition, I invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on Connecticut obligations were sufficiently low so that comparable out-of-state obligations offered a higher tax-adjusted yield even though they were subject to Connecticut tax. Although more of shareholders' income will be taxable than if I had purchased exclusively Connecticut obligations, shareholders may be able to retain more of the fund's dividends, after taxes are taken into account. The fund also may invest out-of-state if there is a limited supply of Connecticut obligations.

Annual Report

Spartan Connecticut Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2000, was 3.65%, compared to 3.15% 12 months ago. The more recent seven-day yield was the equivalent of a 5.95% taxable rate of return for Connecticut investors in the 38.88% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 2000, the fund's 12-month total return was 3.51%, compared to 3.21% for the Connecticut tax-free money market funds average, according to iMoneyNet, Inc.

Q. What is your outlook, Norm?

A. Revised estimates for U.S. gross domestic product (GDP) for the third quarter of 2000 showed the U.S. economy growing at its slowest pace in several years. We expect more evidence of a slowdown to emerge in the fourth quarter of 2000, demonstrating a trend, not an aberration. Declining stock prices have translated into less disposable income in consumers' pockets, a crucial factor given that consumption accounts for two-thirds of GDP. As such, the relative success or failure of retailers in the holiday shopping season could prove to be a telling sign of the direction of the economy. If consumer confidence and spending decline, and data continues to show evidence of an economic slowdown, we anticipate that the Fed will most probably start to ease interest rates in the first half of 2001, perhaps even as early as January.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income exempt from federal and, to the extent possible, from Connecticut personal income tax, while maintaining share price stability by investing in high-quality, short-term Connecticut municipal money market securities

Fund number: 425

Trading symbol: SPCXX

Start date: March 4, 1991

Size: as of November 30, 2000, more than $206 million

Manager: Norm Lind, since July 2000; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1986

3

Annual Report

Spartan Connecticut Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/00	% of fund's investments 5/31/00	% of fund's investments 11/30/99
0 - 30	69.9	64.6	54.7
31 - 90	10.4	11.2	24.5
91 - 180	5.0	20.6	2.7
181 - 397	14.7	3.6	18.1
Weighted Average Maturity
	11/30/00	5/31/00	11/30/99
Spartan Connecticut Municipal Money Market Fund	55 Days	43 Days	69 Days
Connecticut Tax-Free Money Market Funds Average*	50 Days	46 Days	62 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2000	As of May 31, 2000
Variable Rate Demand Notes (VRDNs) 47.8%	Variable Rate Demand Notes (VRDNs) 39.9%
Commercial Paper (including CP Mode) 11.3%	Commercial Paper (including CP Mode) 17.5%
Tender Bonds 4.7%	Tender Bonds 6.3%
Municipal Notes 12.4%	Municipal Notes 9.3%
Municipal Money Market Funds 19.5%	Municipal Money Market Funds 18.6%
Other Investments and Net Other Assets 4.3%	Other Investments and Net Other Assets 8.4%

*Source: iMoneyNet,Inc.

Annual Report

Spartan Connecticut Municipal Money Market Fund

Investments November 30, 2000

Showing Percentage of Net Assets

Municipal Securities - 99.9%
	Principal Amount	Value (Note 1)
Connecticut - 80.4%
Connecticut Dev. Auth. Arpt. Facilities Rev. (Bradley Arpt. Hotel Proj.):
Series 1997 A, 4.05%, LOC Kredietbank, VRDN (a)	$ 1,100,000	$ 1,100,000
Series 1997 B, 4.05%, LOC Royal Bank of Canada, VRDN (a)	1,000,000	1,000,000
Series 1997 C, 4.05%, LOC Fleet Nat'l. Bank, VRDN (a)	470,000	470,000
Connecticut Dev. Auth. Health Care Rev. (Corp. for Independent Living Proj.) Series 1990, 3.9%, LOC Chase Manhattan Bank, VRDN (a)	6,500,000	6,500,000
Connecticut Dev. Auth. Ind. Dev. Rev.:
(Rojo Enterprises LLC Proj.) 4.1%, LOC Fleet Bank NA, VRDN (a)	900,000	900,000
(W.E. Bassett Co. Proj.) Series 1986, 4.45%, LOC Fleet Bank NA, VRDN (a)(d)	700,000	700,000
Connecticut Dev. Auth. Poll. Cont. Rev.:
Bonds (New England Pwr. Co. Proj.) Series 1999, 4.2% tender 2/14/01, CP mode	1,600,000	1,600,000
(Connecticut Lt. & Pwr. Co. Proj.) Series 1996 A, 4.1% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)(d)	8,000,000	8,000,000
Connecticut Dev. Auth. Rev. (Exeter Energy Proj.):
Series 1989 A, 4.25%, LOC Sanwa Bank Ltd., VRDN (a)(d)	3,900,000	3,900,000
Series 1989 B, 4.25%, LOC Sanwa Bank Ltd., VRDN (a)(d)	1,800,000	1,800,000
Connecticut Gen. Oblig.:
Bonds Series A, 6% 3/15/01	1,000,000	1,004,840
Participating VRDN:
Series PA 720R, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	3,600,000	3,600,000
Series PA 723R, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	1,500,000	1,500,000
Series PT 1246, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	1,400,000	1,400,000
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds (Yale Univ. Proj.):
Series S1, 4.25% tender 3/9/01, CP mode	2,700,000	2,700,000
Series S2, 4.25% tender 2/16/01, CP mode	3,600,000	3,600,000
(Yale Univ. Proj.):
Series T1, 4%, VRDN (a)	5,600,000	5,600,000
Series U1, 4%, VRDN (a)	9,650,000	9,650,000
Series U2, 4%, VRDN (a)	9,700,000	9,700,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Hsg. Fin. Auth.:
Participating VRDN Series PT 81, 3.97% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	$ 1,340,000	$ 1,340,000
(Hsg. Mtg. Fin. Prog.):
Series 1990 D, 4.2%, VRDN (a)(d)	3,941,000	3,941,000
Series 1995 G, 3.9% (AMBAC Insured) (BPA Morgan Guaranty Trust Co., NY), VRDN (a)	1,900,000	1,900,000
Series B3, 4% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (a)(d)	2,400,000	2,400,000
Connecticut Spl. Assessment Second Injury Fund:
4.15% 1/17/01, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	13,600,000	13,599,998
4.25% 12/15/00, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	1,900,000	1,900,000
Connecticut Spl. Assessment Unemployment Compensation Advisor Fund Rev. Bonds:
(Connecticut Unemployment Proj.) Series A, 5.5% 5/15/01 (AMBAC Insured)	2,000,000	2,011,147
Series 1993 C, 4.35%, tender 7/1/01 (FGIC Insured) (a)	9,600,000	9,600,000
Connecticut Spl. Tax Oblig. Rev.:
Bonds (Trans. Infrastructure Proj.) Series A:
4.5% 12/1/00	1,540,000	1,540,000
8% 6/1/01	2,000,000	2,034,102
Participating VRDN Series PT 368, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	2,400,000	2,400,000
(Trans. Infrastructure Proj.) Series 1, 3.9%, LOC Commerzbank AG, VRDN (a)	7,780,000	7,780,000
Series 2000 1, 4.05% (FGIC Insured), VRDN (a)	13,000,000	13,000,000
Connecticut Gen. Oblig. Participating VRDN Series 940701, 4.07% (Liquidity Facility Citibank NA, New York) (a)(e)	7,700,000	7,700,000
Coventry Gen. Oblig. BAN 4.25% 12/13/00	1,760,000	1,760,211
Danbury Gen. Oblig. BAN 4.5% 2/8/01	1,600,000	1,600,936
Hartford Redev. Agcy. Multi-family Mtg. Rev. (Underwood Towers Proj.) 4% (FSA Insured) (BPA Societe Generale), VRDN (a)	2,400,000	2,400,000
Manchester Gen. Oblig. BAN 4.75% 7/6/01	2,350,000	2,356,832
Old Saybrook Gen. Oblig. BAN 4.625% 8/22/01	2,130,000	2,136,443
Seymour Gen. Oblig. BAN 5% 9/20/01 (BPA Fleet Nat'l. Bank)	5,900,000	5,932,680
Shelton Gen. Oblig. BAN 4.5% 11/15/01	4,405,000	4,415,063
Stamford Gen. Oblig. BAN 5.1% 5/2/01	3,700,000	3,709,201
Trumbull Gen. Oblig. BAN 4.25% 1/16/01	1,000,000	1,000,146
Univ. of Connecticut Bonds Series 2000 A, 4% 3/1/01	1,000,000	1,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
West Haven Gen. Oblig. BAN 4.5% 7/17/01	$ 2,765,000	$ 2,769,722
Westport Gen. Oblig. Bonds 5% 8/15/01	1,050,000	1,055,713
		166,008,034
	Shares
Other - 19.5%
Fidelity Municipal Cash Central Fund, 4.30% (b)(c)	40,303,282	40,303,282
TOTAL INVESTMENT PORTFOLIO - 99.9%		206,311,316
NET OTHER ASSETS - 0.1%		262,075
NET ASSETS - 100%		$ 206,573,391
Total Cost for Income Tax Purposes $ 206,311,316
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund. A listing of the Fidelity Municipal Cash Central Fund's holdings as of its most recent fiscal period end is available upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
Income Tax Information
At November 30, 2000, the fund had a capital loss carryforward of approximately $3,000 all of which will expire on November 30, 2006.

During the fiscal year ended November 30, 2000, 100% of the fund's income dividends was free from federal income tax, and 24.71% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value - See accompanying schedule		$ 206,311,316
Receivable for fund shares sold		372,840
Interest receivable		1,449,591
Total assets		208,133,747
Liabilities
Payable to custodian bank	$ 94,374
Payable for investments purchased	1,017,507
Payable for fund shares redeemed	223,879
Distributions payable	139,621
Accrued management fee	84,238
Other payables and accrued expenses	737
Total liabilities		1,560,356
Net Assets		$ 206,573,391
Net Assets consist of:
Paid in capital		$ 206,575,936
Accumulated undistributed net realized gain (loss) on investments		(2,545)
Net Assets, for 206,575,934 shares outstanding		$ 206,573,391
Net Asset Value, offering price and redemption price per share ($206,573,391 ÷ 206,575,934 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Interest		$ 7,448,037
Expenses
Management fee	$ 941,521
Non-interested trustees' compensation	635
Total expenses before reductions	942,156
Expense reductions	(13,085)	929,071
Net investment income		6,518,966
Net Realized Gain (Loss) on Investments		35
Net increase in net assets resulting from operations		$ 6,519,001

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 6,518,966	$ 4,947,200
Net realized gain (loss)	35	9,284
Net increase (decrease) in net assets resulting from operations	6,519,001	4,956,484
Distributions to shareholders from net investment income	(6,518,966)	(4,947,200)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	187,696,431	179,196,024
Reinvestment of distributions from net investment income	5,492,004	4,524,889
Cost of shares redeemed	(180,859,747)	(179,524,952)
Net increase (decrease) in net assets and shares resulting from share transactions	12,328,688	4,195,961
Total increase (decrease) in net assets	12,328,723	4,205,245
Net Assets
Beginning of period	194,244,668	190,039,423
End of period	$ 206,573,391	$ 194,244,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.035	.027	.030	.031	.030
Less Distributions
From net investment income	(.035)	(.027)	(.030)	(.031)	(.030)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A, B	3.51%	2.70%	3.05%	3.12%	3.08%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 206,573	$ 194,245	$ 190,039	$ 163,647	$ 186,974
Ratio of expenses to average net assets	.50%	.50%	.50%	.50%	.50%
Ratio of expenses to average net assets after expense reductions	.49% C	.49% C	.49% C	.50%	.50%
Ratio of net investment income to average net assets	3.46%	2.67%	3.00%	3.08%	3.04%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the account closeout fee.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity CT Municipal Money Market	3.47%	16.00%	33.97%
Connecticut Tax-Free Money Market Funds Average	3.21%	15.01%	31.50%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 11 money market funds.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity CT Municipal Money Market	3.47%	3.01%	2.97%
Connecticut Tax-Free Money Market Funds Average	3.21%	2.83%	2.77%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Performance - continued

Yields

	11/27/00	8/28/00	5/29/00	2/28/00	11/29/99
Fidelity Connecticut Municipal Money Market Fund	3.69%	3.58%	3.56%	2.97%	3.05%

Connecticut Tax-Free Money Market Funds Average	3.31%	3.31%	3.31%	2.85%	2.88%

Fidelity Connecticut Municipal Money Market Fund - Tax-equivalent	6.02%	5.85%	5.81%	4.85%	4.98%

Portion of fund's income subject to state taxes	18.26%	19.48%	22.64%	25.82%	18.96%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective 2000 federal and state income tax rate of 38.88%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Norm Lind became Portfolio Manager of Fidelity Connecticut Municipal Money Market Fund on July 1, 2000.

Q. Norm, what was the investment environment like during the 12 months that ended November 30, 2000?

A. The markets experienced an interesting transition. During the first half of the fund's fiscal year, economic growth was strong, unemployment hit historically low levels and consumer spending was robust. To head off inflationary pressures, the Federal Reserve Board continued its program of raising interest rates in an effort to slow growth and head off inflation. From late 1999 through May 2000, the Fed steadily raised the fed funds target rate - the rate banks charge each other for overnight loans - bringing it from 4.75% to 6.50%. Then we witnessed a sea change. Data started to emerge showing that the Fed rate hikes were starting to help slow economic growth. At the same time, inflationary pressures remained subdued in spite of rising energy prices.

Q. What was the market's reaction to this backdrop?

A. Market sentiment started to shift. In the summer, the Fed chose to keep rates unchanged at each of its meetings, building market consensus that the Fed would not only remain on hold through the end of 2000 but might even implement a rate cut as its next move. This view was reinforced late in the period, as data continued to point to the "soft landing" that the Fed was trying to engineer. In such a scenario, Fed rate hikes slow growth enough to head off inflation, but not so much as to spark a recession. The pace of economic growth dipped significantly in the third quarter, and industrial production declined a bit. In addition, signs pointed to a slowdown in corporate spending within a climate of a struggling stock market and high energy prices.

Q. What was your strategy with the fund?

A. During the first half of the fund's fiscal year, the fund purchased fixed-rate notes when their yields reflected expectations of higher yields going forward. Overall, however, the fund's maturity trended downward for two reasons. First, there weren't many attractive fixed-rate securities available; demand in Connecticut for municipal money market securities was quite strong while supply was low, so we often were not well-compensated for buying longer-term securities. Second, interest rates were on the rise at that time, an environment where it's generally better to keep a shorter maturity in order to invest in higher yields as they emerge.

Q. What did you do after the market shift?

A. When the market shifted toward the expectation of declining interest rates, I increased the fund's average maturity by purchasing six- and 12-month securities. I did so in order to lock in attractive rates. In addition, I invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on Connecticut obligations were sufficiently low so that comparable out-of-state obligations offered a higher tax-adjusted yield even though they were subject to Connecticut tax. Although more of shareholders' income will be taxable than if I had purchased exclusively Connecticut obligations, shareholders may be able to retain more of the fund's dividends, after taxes are taken into account. The fund also may invest out-of-state if there is a limited supply of Connecticut obligations.

Annual Report

Fidelity Connecticut Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2000, was 3.63%, compared to 3.05% 12 months ago. The more recent seven-day yield was the equivalent of a 5.94% taxable rate of return for Connecticut investors in the 38.88% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 2000, the fund's 12-month total return was 3.47%, compared to 3.21% for the Connecticut tax-free money market funds average, according to iMoneyNet, Inc.

Q. What is your outlook, Norm?

A. Revised estimates for U.S. gross domestic product (GDP) for the third quarter of 2000 showed the U.S. economy growing at its slowest pace in several years. We expect more evidence of a slowdown to emerge in the fourth quarter of 2000, demonstrating a trend, not an aberration. Declining stock prices have translated into less disposable income in consumers' pockets, a crucial factor given that consumption accounts for two-thirds of GDP. As such, the relative success or failure of retailers in the holiday shopping season could prove to be a telling sign of the direction of the economy. If consumer confidence and spending decline, and data continues to show evidence of an economic slowdown, we anticipate that the Fed will most probably start to ease interest rates in the first half of 2001, perhaps even as early as January.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income exempt from federal and, to the extent possible, from Connecticut personal income tax, while maintaining share price stability by investing in high-quality, short-term Connecticut municipal money market securities

Fund number: 418

Trading symbol: FCMXX

Start date: August 29, 1989

Size: as of November 30, 2000, more than $718 million

Manager: Norm Lind, since July 2000; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1986

3

Annual Report

Fidelity Connecticut Municipal Money Market fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/00	% of fund's investments 5/31/00	% of fund's investments 11/30/99
0 - 30	70.6	66.5	50.7
31 - 90	9.1	9.4	27.2
91 - 180	5.9	18.1	3.6
181 - 397	14.4	6.0	18.5
Weighted Average Maturity
	11/30/00	5/31/00	11/30/99
Fidelity Connecticut Municipal Money Market Fund	55 Days	47 Days	73 Days
Connecticut Tax-Free Money Market Funds Average*	50 Days	46 Days	62 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2000	As of May 31, 2000
Variable Rate Demand Notes (VRDNs) 46.0%	Variable Rate Demand Notes (VRDNs) 38.1%
Commercial Paper (including CP Mode) 12.2%	Commercial Paper (including CP Mode) 18.8%
Tender Bonds 4.9%	Tender Bonds 5.5%
Municipal Notes 13.2%	Municipal Notes 9.0%
Municipal Money Market Funds 16.5%	Municipal Money Market Funds 17.2%
Other Investments and Net Other Assets 7.2%	Other Investments and Net Other Assets 11.4%

*Source: iMoneyNet,Inc.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Investments November 30, 2000

Showing Percentage of Net Assets

Municipal Securities - 97.2%
	Principal Amount	Value (Note 1)
Connecticut - 80.7%
Berlin Gen. Oblig. BAN 5.1% 6/15/01	$ 3,075,000	$ 3,084,148
Connecticut Dev. Auth. Arpt. Facilities Rev. (Bradley Arpt. Hotel Proj.):
Series 1997 A, 4.05%, LOC Kredietbank, VRDN (a)	3,700,000	3,700,000
Series 1997 C, 4.05%, LOC Fleet Nat'l. Bank, VRDN (a)	730,000	730,000
Connecticut Dev. Auth. Health Care Rev. (Corp. for Independent Living Proj.):
Series 1990, 3.9%, LOC Chase Manhattan Bank, VRDN (a)	3,600,000	3,600,000
Series 1999, 3.9%, LOC Dexia Cr. Local de France, VRDN (a)	2,480,000	2,480,000
Connecticut Dev. Auth. Ind. Dev. Rev.:
(Cap. District Energy Ctr. Proj.) Series 1998, 4%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	6,600,000	6,600,000
(Lapham Hickey Steel Corp. Proj.) 4.15%, LOC Harris Trust & Savings Bank, Chicago, VRDN (a)(d)	1,795,000	1,795,000
(Rojo Enterprises LLC Proj.) 4.1%, LOC Fleet Bank NA, VRDN (a)	1,650,000	1,650,000
(The Energy Network/Sina Proj.) Series 2000, 4%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	2,100,000	2,100,000
(W.E. Bassett Co. Proj.) Series 1986, 4.45%, LOC Fleet Bank NA, VRDN (a)(d)	700,000	700,000
Connecticut Dev. Auth. Poll. Cont. Rev.:
Bonds (New England Pwr. Co. Proj.) Series 1999, 4.2% tender 2/14/01, CP mode	5,300,000	5,300,000
(Connecticut Lt. & Pwr. Co. Proj.) Series 1996 A, 4.1% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)(d)	18,200,000	18,200,000
Connecticut Dev. Auth. Rev. (Exeter Energy Proj.):
Series 1989 A, 4.25%, LOC Sanwa Bank Ltd., VRDN (a)(d)	6,900,000	6,900,000
Series 1989 B, 4.25%, LOC Sanwa Bank Ltd., VRDN (a)(d)	12,850,000	12,850,000
Connecticut Gen. Oblig.:
Bonds:
Series 1996 B, 5% 8/15/01	1,500,000	1,507,746
Series A:
6% 3/15/01	2,500,000	2,513,686
6.4% 3/1/02 (Pre-Refunded to 3/1/01 @ 102) (e)	3,000,000	3,076,503
6.5% 3/1/03 (Pre-Refunded to 3/1/01 @ 102) (e)	2,400,000	2,461,419
5% 3/15/01	2,000,000	2,005,071
Participating VRDN:
Series MSDW 98 186, 3.92% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	3,205,000	3,205,000
Series PA 723R, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	7,000,000	7,000,000
Series PT 1246, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	2,800,000	2,800,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Gen. Oblig.: - continued
Series B, 4% (BPA Bayerische Landesbank Girozentrale), VRDN (a)	$ 2,300,000	$ 2,300,000
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds (Yale Univ. Proj.):
Series S1, 4.25% tender 3/9/01, CP mode	9,300,000	9,300,000
Series S2, 4.25% tender 2/16/01, CP mode	7,600,000	7,600,000
(Hartford Hosp. Proj.) Series B, 4%, LOC Fleet Nat'l. Bank, VRDN (a)	8,500,000	8,500,000
(Marvelwood School Prog.) Series A, 3.95%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	1,100,000	1,100,000
(Pomfret School Issue Proj.) Series A, 4%, LOC Dexia Cr. Local de France, VRDN (a)	900,000	900,000
(Yale Univ. Proj.):
Series T1, 4%, VRDN (a)	15,100,000	15,100,000
Series U1, 4%, VRDN (a)	49,680,000	49,679,998
Series U2, 4%, VRDN (a)	27,175,000	27,175,000
Connecticut Hsg. Fin. Auth.:
Bonds Series PT 454, 4.25%, tender 2/22/01 (Liquidity Facility Banco Santander Central Hispano SA) (d)(f)	2,405,000	2,405,000
Participating VRDN:
Series Merlots 00 BBB, 4.24% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(f)	5,000,000	5,000,000
Series Merlots 00 P, 4.24% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(f)	2,500,000	2,500,000
Series Merlots 97 L, 4.24% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(f)	3,590,000	3,590,000
Series PT 1003, 3.97% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	13,805,000	13,805,000
(Hsg. Mtg. Fin. Prog.):
Series 1990 C, 4.2%, VRDN (a)(d)	8,140,000	8,140,000
Series 1990 D, 4.2%, VRDN (a)(d)	3,689,000	3,689,000
Series 1995 G, 3.9% (AMBAC Insured) (BPA Morgan Guaranty Trust Co., NY), VRDN (a)	18,535,000	18,535,000
Series B3, 4% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (a)(d)	12,100,000	12,100,000
Connecticut Spl. Assessment Second Injury Fund:
4.15% 1/16/01, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	17,900,000	17,900,000
4.15% 1/17/01, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	18,000,000	18,000,000
4.25% 12/15/00, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	19,500,000	19,500,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Spl. Assessment Second Injury Fund: - continued
4.25% 12/19/00, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	$ 10,000,000	$ 10,000,000
Connecticut Spl. Assessment Unemployment Compensation Advisor Fund Rev. Bonds:
(Connecticut Unemployment Proj.) Series A, 5.5% 5/15/01 (AMBAC Insured)	6,000,000	6,030,209
Series 1993 C, 4.35%, tender 7/1/01 (FGIC Insured) (a)	33,400,000	33,400,000
Connecticut Spl. Tax Oblig. Rev.:
Bonds (Trans. Infrastructure Proj.) Series A:
4.5% 12/1/00	4,300,000	4,300,000
8% 6/1/01	6,175,000	6,282,943
Participating VRDN:
Series MSDW 00 292, 3.92% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	2,300,000	2,300,000
Series MSDW 00 372, 3.92% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	5,000,000	5,000,000
Series PT 368, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	9,095,000	9,095,000
(Trans. Infrastructure Proj.) Series 1, 3.9%, LOC Commerzbank AG, VRDN (a)	7,060,000	7,060,000
Series 2000 1, 4.05% (FGIC Insured), VRDN (a)	36,600,000	36,600,000
Connecticut Gen. Oblig. Participating VRDN Series 940701, 4.07% (Liquidity Facility Citibank NA, New York) (a)(f)	5,500,000	5,500,000
Coventry Gen. Oblig. BAN:
4.25% 12/13/00	4,900,000	4,900,586
4.75% 12/13/00	2,800,000	2,800,515
Danbury Gen. Oblig. BAN 4.5% 2/8/01	5,540,000	5,543,241
Hamden Gen. Oblig. BAN 4.4% 1/24/01	3,455,000	3,456,824
Hartford Redev. Agcy. Multi-family Mtg. Rev. (Underwood Towers Proj.) 4% (FSA Insured) (BPA Societe Generale), VRDN (a)	11,945,000	11,945,000
Manchester Gen. Oblig. BAN 4.75% 7/6/01	4,145,000	4,157,050
Milford Gen. Oblig. BAN 4.5% 11/8/01	3,000,000	3,007,526
New Britain Gen. Oblig.:
Series 1999, 4% (AMBAC Insured) (BPA Bank of Nova Scotia), VRDN (a)	2,900,000	2,900,000
Series 2000 B, 4% (AMBAC Insured), VRDN (a)	4,025,000	4,025,000
Old Saybrook Gen. Oblig. BAN 4.625% 8/22/01	7,000,000	7,021,173
Plainville Gen. Oblig. BAN 4.4% 12/14/00	2,400,000	2,400,396
Seymour Gen. Oblig. BAN 5% 9/20/01 (BPA Fleet Nat'l. Bank)	21,850,000	21,971,025
Shelton Gen. Oblig. BAN 4.5% 11/15/01	15,200,000	15,234,725
Stamford Gen. Oblig. BAN 5.1% 5/2/01	12,300,000	12,330,588
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Trumbull Gen. Oblig. BAN 4.25% 1/16/01	$ 3,425,000	$ 3,425,499
Univ. of Connecticut Bonds Series 2000 A, 4% 3/1/01	3,260,000	3,260,000
Watertown Gen. Oblig. BAN 4.5% 8/16/01	2,300,000	2,303,949
West Haven Gen. Oblig. BAN 4.5% 7/17/01	2,800,000	2,804,781
		580,133,601
	Shares
Other - 16.5%
Fidelity Municipal Cash Central Fund, 4.30% (b)(c)	118,548,803	118,548,803
TOTAL INVESTMENT PORTFOLIO - 97.2%		698,682,404
NET OTHER ASSETS - 2.8%		19,974,818
NET ASSETS - 100%		$ 718,657,222
Total Cost for Income Tax Purposes $ 698,682,404
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund. A listing of the Fidelity Municipal Cash Central Fund's holdings as of its most recent fiscal period end is available upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
Income Tax Information
At November 30, 2000, the fund had a capital loss carryforward of approximately $33,000 of which $4,000, $3,000, $7,000 and $19,000 will expire on November 30, 2002, 2003, 2005 and 2006, respectively.

During the fiscal year ended November 30, 2000, 100% of the fund's income dividends was free from federal income tax, and 23.32% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value - See accompanying schedule		$ 698,682,404
Receivable for investments sold		13,002,131
Receivable for fund shares sold		6,371,120
Interest receivable		4,845,515
Prepaid expenses		1,525
Total assets		722,902,695
Liabilities
Payable for fund shares redeemed	$ 3,809,631
Distributions payable	65,063
Accrued management fee	223,256
Other payables and accrued expenses	147,523
Total liabilities		4,245,473
Net Assets		$ 718,657,222
Net Assets consist of:
Paid in capital		$ 718,690,097
Accumulated undistributed net realized gain (loss) on investments		(32,875)
Net Assets, for 718,690,009 shares outstanding		$ 718,657,222
Net Asset Value, offering price and redemption price per share ($718,657,222 ÷ 718,690,009 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Interest		$ 24,860,324
Expenses
Management fee	$ 2,352,076
Transfer agent fees	757,608
Accounting fees and expenses	93,830
Non-interested trustees' compensation	2,059
Custodian fees and expenses	12,815
Registration fees	75,028
Audit	22,873
Legal	56,636
Miscellaneous	19,795
Total expenses before reductions	3,392,720
Expense reductions	(12,986)	3,379,734
Net investment income		21,480,590
Net Realized Gain (Loss) on Investments		(27)
Net increase in net assets resulting from operations		$ 21,480,563

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 21,480,590	$ 13,666,552
Net realized gain (loss)	(27)	3,924
Net increase (decrease) in net assets resulting from operations	21,480,563	13,670,476
Distributions to shareholders from net investment income	(21,480,590)	(13,666,552)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	2,062,485,060	1,451,002,966
Reinvestment of distributions from net investment income	20,580,269	12,978,333
Cost of shares redeemed	(1,897,356,548)	(1,419,026,955)
Net increase (decrease) in net assets and shares resulting from share transactions	185,708,781	44,954,344
Total increase (decrease) in net assets	185,708,754	44,958,268
Net Assets
Beginning of period	532,948,468	487,990,200
End of period	$ 718,657,222	$ 532,948,468

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.034	.026	.029	.030	.029
Less Distributions
From net investment income	(.034)	(.026)	(.029)	(.030)	(.029)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	3.47%	2.63%	2.94%	3.05%	2.98%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 718,657	$ 532,948	$ 487,990	$ 387,177	$ 339,487
Ratio of expenses to average net assets	.54%	.55%	.56%	.58%	.59%
Ratio of expenses to average net assets after expense reductions	.54%	.54% B	.56%	.57% B	.58% B
Ratio of net investment income to average net assets	3.43%	2.60%	2.90%	3.00%	2.93%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Spartan Connecticut Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund (the money market funds) are funds of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Connecticut. The following summarizes the significant accounting policies of the income fund and the money market funds:

Security Valuation.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Money Market Funds. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market funds, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount, futures transactions and losses deferred due to futures transactions. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net interest income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

The short-term trading fee period will be reduced to 30 days for shares redeemed after January 26, 2001.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the income fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. Upon the effective date this accounting principle change will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net investment income.

The cumulative effect of this change in accounting principle will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net unrealized appreciation (depreciation), based on securities held on December 1, 2001.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's schedule of investments. Each fund may receive

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Income Fund. Purchases and sales of securities, other than short-term securities, aggregated $87,537,877 and $100,307,356, respectively.

The market value of futures contracts opened and closed during the period amounted to $7,121,226 and $7,922,908, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee

Income Fund. For the period December 1, 1999 to December 31, 1999, as the income fund's investment adviser, Fidelity Management & Research Company (FMR) received a fee that was computed daily at an annual rate of .55% of the fund's average net assets. FMR paid all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund was reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees. Under the Amended Contract effective January 1, 2000, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Income Fund - continued

average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the Amended Contract period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .39% of average net assets. Under the Amended Contract, the income fund is responsible for paying all other expenses unless they are borne by FMR under a voluntary expense limit.

Money Market Funds. As Fidelity Connecticut Municipal Money Market Fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .38% of average net assets.

As Spartan Connecticut Municipal Money Market Fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .50% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to Spartan Connecticut Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $1,470.

Sub-Adviser Fee. As each fund's investment sub-adviser, Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the income fund and Fidelity Connecticut Municipal Money Market Fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees - continued

functions. Each fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to annual rates of .07% and .12% of average net assets for the income fund and Fidelity Connecticut Municipal Money Market Fund, respectively.

Fidelity Municipal Cash Central Fund. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Fidelity Municipal Cash Central Fund (the Cash Fund) managed by FIMM, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. The Cash Fund does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, the money market funds, along with other money market funds advised by FMR or its affiliates, have entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. Each money market fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, Fidelity Connecticut Municipal Money Market Fund paid premiums of $18,296 for the calendar year 2000 to FIDFUNDS, which are being amortized over one year. During the period, FMR has borne the cost of the Spartan Connecticut Municipal Money Market Fund's premium payable to FIDFUNDS.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

Through arrangements with the income fund's and Fidelity Connecticut Municipal Money Market Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. For the period, the reductions under these arrangements are as follows:

	Income Fund	Fidelity Connecticut Municipal Money Market Fund
Custodian Credits	$ 6,467	$ 2,015
Transfer Agent Credits	206,880	10,971
Accounting Fee Credits	49,585	-
	$ 262,932	$ 12,986

In addition, prior to January 1, 2000, under the all-inclusive fee structure, credits realized totaling $27,146 were used to reduce a portion of the income fund's expenses.

Through arrangements with Spartan Connecticut Municipal Money Market Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $13,085 under these arrangements.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Spartan Connecticut Municipal Income Fund, Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Connecticut Municipal Income Fund (a fund of Fidelity Court Street Trust), Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund (funds of Fidelity Court Street Trust II) at November 30, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 11, 2001

Annual Report

Distributions

The Board of Trustees of Spartan Connecticut Municipal Income Fund voted to pay on January 2, 2001, to shareholders of record at the opening of business on December 29, 2000, a distribution of $.001 per share derived from capital gains realized from sales of portfolio securities.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Dwight D. Churchill, Vice President

Boyce I. Greer, Vice President

George A. Fischer, Vice President -
Income Fund

Norman U. Lind, Vice President -
Money Market Funds

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

Stanley N. Griffith, Assistant Vice President

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

* Independent trustees

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank N.A.

New York NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank N.A.

New York NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
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Spartan®

Connecticut Municipal
Funds

and

Fidelity®
Connecticut Municipal
Money Market Fund

Semiannual Report

May 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies
Spartan Connecticut Municipal Income Fund
	4	Performance
	7	Fund Talk: The Manager's Overview
	10	Investment Changes
	11	Investments
	19	Financial Statements
Spartan Connecticut Municipal Money Market Fund
	23	Performance
	25	Fund Talk: The Managers' Overview
	27	Investment Changes
	28	Investments
	32	Financial Statements
Fidelity Connecticut Municipal Money Market Fund
	36	Performance
	38	Fund Talk: The Managers' Overview
	40	Investment Changes
	41	Investments
	46	Financial Statements
Notes	50	Notes to the Financial Statements

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although the Federal Reserve Board cut interest rates five times in the first five months of 2001 in an effort to stimulate economic growth, few equity indexes - particularly those of a growth nature - had positive returns year-to-date through the end of May. Meanwhile, nearly all fixed-income benchmarks were up through May 31. High-yield and investment-grade corporate bonds were among the market's best performers.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Spartan Connecticut Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Spartan® CT Municipal Income	4.96%	11.76%	35.76%	89.33%
LB Connecticut 4 Plus Year Enhanced Municipal Bond	5.15%	12.34%	37.85%	n/a*
Connecticut Municipal Debt Funds Average	4.33%	11.11%	31.21%	85.64%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Connecticut investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 28 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended May 31, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan CT Municipal Income	11.76%	6.30%	6.59%
LB Connecticut 4 Plus Year Enhanced Municipal Bond	12.34%	6.63%	n/a*
Connecticut Municipal Debt Funds Average	11.11%	5.58%	6.38%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Spartan Connecticut Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan® Connecticut Municipal Income Fund on May 31, 1991. As the chart shows, by May 31, 2001, the value of the investment would have grown to $18,933 - an 89.33% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,815 - a 98.15% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Spartan Connecticut Municipal Income Fund
Performance - continued

Total Return Components

	Six months ended May 31,	Years ended November 30,
	2001	2000	1999	1998	1997	1996
Dividend returns	2.43%	5.30%	4.52%	4.92%	5.19%	5.29%
Capital returns	2.53%	2.11%	-5.64%	2.28%	1.69%	0.36%
Total returns	4.96%	7.41%	-1.12%	7.20%	6.88%	5.65%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended May 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.59¢	26.75¢	54.59¢
Annualized dividend rate	4.75%	4.71%	4.87%
30-day annualized yield	4.14%	-	-
30-day annualized tax-equivalent yield	6.77%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.37 over the past one month, $11.40 over the past six months and $11.21 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 38.88% combined effective federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Semiannual Report

Spartan Connecticut Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

After a brief stumble in April, the municipal bond market quickly rebounded to finish the six-month period ending May 31, 2001, with a gain of 4.73% according to the Lehman Brothers Municipal Bond Index - an index of approximately 35,000 investment-grade, fixed-rate, tax-exempt bonds. The muni market's strong performance was attributable to a number of factors: steady demand from institutional, retail and high net worth investors; bond price increases helped by positive capital flow into the market; five interest-rate reductions by the Federal Reserve Board during the period; and continued volatility in both the U.S. economy and equity markets. Munis also were boosted by strong credit ratings. According to Moody's Investor Services, there were nearly eight muni credit upgrades for every downgrade on a year-to-date basis. But not all the news was good from a credit perspective. The $25 billion downgrade of California's general obligation bonds - the largest muni downgrade on record - reverberated throughout the U.S. municipal bond market in April. This, along with typical seasonal weakness as investors liquidated munis for tax payments, were major contributors to the muni market's negative return for the month. For the overall period, munis slightly underperformed taxable bonds on an absolute basis, but outperformed on a tax-adjusted yield basis. The Lehman Brothers Aggregate Bond Index - a popular measure of the taxable bond market - returned 5.14% during the past six months.

(Portfolio Manager photograph)
An interview with George Fischer, Portfolio Manager of Spartan Connecticut Municipal Income Fund

Q. How did the fund perform, George?

A. For the six-month period that ended May 31, 2001, the fund had a total return of 4.96%. To get a sense of how the fund did relative to its competitors, the Connecticut municipal debt funds average returned 4.33% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 5.15%. For the 12-month period that ended May 31, 2001, the fund had a total return of 11.76%. In comparison, the Connecticut municipal debt funds average returned 11.11%, and the Lehman Brothers index returned 12.34% for the same 12-month period.

Q. Can you give us a perspective on what affected the fund's performance during the past six months?

A. Municipal bonds generally rallied, initially on optimism about potential interest-rate cuts and, ultimately, thanks to the rate cuts themselves. The Federal Reserve Board, looking to increase consumer and investor confidence, stimulate spending and prevent a recession, cut short-term interest rates in five one-half percentage point increments from January through May. The Fed had never cut rates so aggressively during Alan Greenspan's tenure as chairman, which began in 1987. As investors became increasingly optimistic about the direction of interest rates, municipal bonds performed well as yields declined and their prices rose. Favorable supply and demand conditions also boosted the market. The supply of Connecticut municipals was light throughout much of the period, while demand remained reasonably strong. The fund's total return for the period reflects the combination of price gains or losses plus the income generated by its holdings.

Semiannual Report

Spartan Connecticut Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. What helped the fund perform better than its peers during the six-month period?

A. One factor that helped the fund outpace its peers was its diversification among bonds with various maturities. The Fed's rate cuts caused the yield curve - a graphical representation of the yields paid by bonds with various maturities - to assume a more normal shape, as short-term yields fell while long-term yields stalled. Long-maturity municipals underperformed because inflation crept slightly higher and there were growing concerns that lower interest rates could cause price increases in the future. Spreading the fund's investments more or less evenly among short-, intermediate- and long-term bonds helped us benefit from this "steepening" of the yield curve. That said, the fund's stake in long-maturity bonds proved disappointing during the period.

Q. Was there anything else that helped performance?

A. Focusing on bonds with higher credit ratings was a plus since bonds judged below investment grade and those that were non-rated performed poorly during the past six months. As of May 31, 2001, about 93% of the fund's investments were in investment-grade bonds rated A or higher by Moody's or Standard & Poor's®. In addition, roughly half of the fund's investments were insured. It's important to remember that while municipal bond insurance does mean that timely bond principal and interest payments are guaranteed by a municipal bond insurer, it does not prevent price declines due to market conditions or other factors.

Q. What's ahead for the municipal market and the fund?

A. The Fed has indicated that it's far more worried about a possible recession than it is about potential inflation, and it wouldn't be surprising if more rate cuts are in the offing. From a valuation standpoint, municipals remain attractive relative to U.S. Treasury securities, which could continue to fuel demand for munis. As an example, an Aa-rated general obligation bond issued by the state of Connecticut offered a tax-equivalent yield of roughly 8.78% for investors in the highest combined state and and federal tax bracket at the end of May, compared with the 30-year Treasury bond that carried a yield of about 5.80%. Attractive prices and relatively high tax-free yields could bode well for municipals' near-term performance.

The views expressed in this report reflect those of the portfolio manager only through

Semiannual Report

Spartan Connecticut Municipal Income Fund
Fund Talk: The Manager's Overview - continued

the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income, exempt from federal and Connecticut personal income tax

Fund number: 407

Trading symbol: FICNX

Start date: October 29, 1987

Size: as of May 31, 2001, more than $385 million

Manager: George Fischer, since 1996; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1989

3

George Fischer on the weaker economy's effect on Connecticut municipal issuers:

"Weakening economic conditions have forced most states - including Connecticut - and municipalities to re-evaluate their current budgets and assumptions about the future. A slowing economy has curtailed tax receipts, and the stock market's earlier sell-off has cut into revenue generated by taxes on stock-option profits and capital gains. This financial pinch has been exacerbated by rising expenses. Just a short time after enjoying surpluses, many issuers across the country now are considering cutting spending. As a manager of municipal bond funds, my job is to monitor the economy's ebbs and flows to determine how they'll affect the revenue collections. So far, I think that the issuers of bonds in which the fund invests have done a decent job dealing with slower revenue growth. But, as always, I'll keep a close eye on developments, looking for problems stemming from a slower economy."

  At the end of the period, the fund had 7.9% of net assets in bonds issued by Puerto Rico. As a territory of the United States, Puerto Rico can issue bonds that are free from taxes in all 50 states. When the supply of Connecticut municipals is limited or their prices look expensive, the manager occasionally invests in Puerto Rico bonds.

Semiannual Report

Spartan Connecticut Municipal Income Fund

Investment Changes

Top Five Sectors as of May 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	36.2	30.8
Special Tax	13.5	15.9
Health Care	12.5	14.8
Education	8.8	9.8
Escrowed/Pre-Refunded	7.5	6.6
Average Years to Maturity as of May 31, 2001
		6 months ago
Years	13.0	13.7
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of May 31, 2001
6 months ago
Years	6.4	6.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of May 31, 2001	As of November 30, 2000
Aaa 67.5%	Aaa 66.3%
Aa, A 25.3%	Aa, A 23.2%
Baa 4.4%	Baa 7.3%
Short-term Investments 2.8%	Short-term Investments 3.2%

Where Moody's ratings are not available, we have used S&P ® ratings. Amounts shown are as a percentage of the fund's investments.

Semiannual Report

Spartan Connecticut Municipal Income Fund

Investments May 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Bonds - 97.4%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Connecticut - 89.5%
Branford Gen. Oblig.:
5% 5/15/05 (MBIA Insured)	Aaa	$ 1,400,000	$ 1,470,392
5.25% 5/15/13 (MBIA Insured)	Aaa	500,000	528,970
7% 6/15/08 (FGIC Insured)	Aaa	500,000	587,795
7% 6/15/09 (FGIC Insured)	Aaa	500,000	593,560
Bridgeport Gen. Oblig. Series A:
6% 9/1/03 (AMBAC Insured)	Aaa	2,000,000	2,118,620
6% 9/1/05 (AMBAC Insured)	Aaa	4,000,000	4,357,520
6% 7/15/11 (FGIC Insured)	Aaa	1,320,000	1,488,538
6.125% 7/15/15 (FGIC Insured)	Aaa	6,235,000	6,929,828
6.5% 9/1/07 (AMBAC Insured)	Aaa	2,290,000	2,601,646
Connecticut Arpt. Rev. (Bradley Int'l. Arpt. Proj.) Series A:
5.125% 10/1/31 (FGIC Insured) (d)	Aaa	7,250,000	6,996,975
5.25% 10/1/09 (FGIC Insured) (d)	Aaa	3,100,000	3,297,904
5.25% 10/1/10 (FGIC Insured) (d)	Aaa	3,390,000	3,595,943
5.25% 10/1/11 (FGIC Insured) (d)	Aaa	4,150,000	4,374,723
5.25% 10/1/12 (FGIC Insured) (d)	Aaa	4,075,000	4,261,554
Connecticut Clean Wtr. Fund Rev.:
Series 1991, 7% 1/1/11	Aaa	140,000	143,150
5.75% 3/1/07	Aaa	2,115,000	2,315,079
6% 10/1/12	Aaa	6,000,000	6,800,760
6.8% 7/1/05	Aaa	130,000	132,911
Connecticut Dev. Auth. Rev. (Hartford Civic Ctr. Proj.) Series A:
6% 11/15/07	A1	1,525,000	1,696,639
6% 11/15/08	A1	1,525,000	1,704,218
6% 11/15/09	A1	1,525,000	1,706,155
Connecticut Dev. Auth. Wtr. Facilities Rev. (Bridgeport Hydraulic Proj.) 6.15% 4/1/35 (MBIA Insured) (d)	Aaa	3,000,000	3,177,420
Connecticut Gen. Oblig.:
(College Savings Plan Proj.) Series B:
0% 11/1/06	Aa2	1,800,000	1,450,080
0% 11/1/09	Aa2	4,000,000	2,758,080
Series 1997 D, 5.5% 12/1/07	Aa2	1,235,000	1,339,876
Series 1998 B, 5.5% 3/15/08	Aa2	3,850,000	4,175,287
Series 1999 B, 5.875% 11/1/16	Aa2	4,550,000	4,926,103
Series 2000 A:
6% 3/1/07	Aa2	7,000,000	7,736,330
6% 4/15/17	Aa2	5,840,000	6,393,807
Series 2000 C, 6.5% 11/1/07	Aa2	1,000,000	1,132,440
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Gen. Oblig.: - continued
Series A:
5.25% 6/15/12 (FGIC Insured)	Aa2	$ 1,975,000	$ 2,083,823
5.25% 3/1/13	Aa2	1,500,000	1,558,260
6% 3/1/06	Aa2	2,700,000	2,959,200
6.1% 3/15/02	Aa2	1,000,000	1,026,340
Series B:
5.25% 6/15/07	Aa2	1,410,000	1,508,037
5.5% 11/1/17	Aa2	1,500,000	1,571,550
5.75% 11/1/10	Aa2	1,000,000	1,109,320
5.75% 6/15/12	Aa2	1,500,000	1,637,115
5.875% 6/15/17	Aa2	1,500,000	1,615,110
6% 10/1/05	Aa2	6,430,000	7,044,965
Series E:
6% 3/15/12	Aa2	1,365,000	1,540,266
6% 3/15/12 (Escrowed to Maturity) (e)	Aa3	35,000	39,283
Connecticut Health & Edl. Facilities Auth. Rev.:
(Bristol Hosp. Proj.) Series A:
7% 7/1/09 (MBIA Insured)	Aaa	1,750,000	1,771,630
7% 7/1/20 (MBIA Insured)	Aaa	4,180,000	4,230,453
(Connecticut College Proj.) Series B, 6.625% 7/1/11 (MBIA Insured) (Pre-Refunded to 7/1/01 @ 102) (e)	Aaa	1,200,000	1,227,240
(Danbury Hosp. Proj.) Series G, 5.625% 7/1/25 (AMBAC Insured)	Aaa	4,695,000	4,858,762
(Greenwich Hosp. Proj.) Series A, 5.8% 7/1/26 (MBIA Insured)	Aaa	6,210,000	6,502,429
(Hebrew Home & Hosp. Proj.) Series B:
5.15% 8/1/28	AAA	2,500,000	2,446,975
5.2% 8/1/38	AAA	4,190,000	4,111,479
(Hosp. for Spl. Care Issue Proj.) Series B:
5.375% 7/1/17	Baa2	2,700,000	2,353,293
5.5% 7/1/27	Baa2	2,500,000	2,098,825
(Kent School Proj.) Series B:
5.1% 7/1/07 (MBIA Insured)	Aaa	265,000	278,587
5.25% 7/1/08 (MBIA Insured)	Aaa	305,000	320,695
(Loomis Chaffee School Proj.) Series C, 5.5% 7/1/26 (MBIA Insured)	Aaa	1,430,000	1,451,579
(Lutheran Gen. Health Care Sys. Proj.) 7.375% 7/1/19 (Escrowed to Maturity) (e)	Aaa	3,195,000	3,894,673
(New Britain Gen. Hosp. Proj.) Series B, 6% 7/1/24 (AMBAC Insured)	Aaa	1,940,000	2,027,882
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Health & Edl. Facilities Auth. Rev.: - continued
(New Britain Memorial Hosp. Proj.) Series A, 7.75% 7/1/22 (Pre-Refunded to 7/1/02 @ 102) (e)	AAA	$ 6,500,000	$ 6,967,090
(Quinnipiac College Proj.) Series D:
6% 7/1/13	BBB-	1,300,000	1,304,875
6% 7/1/23	BBB-	940,000	937,650
(Sacred Heart Univ. Proj.):
Series A, 6.85% 7/1/22, LOC Fleet Nat'l. Bank, Providence (Pre-Refunded to 7/1/02 @ 102) (e)	Baa3	1,000,000	1,061,320
Series C:
6% 7/1/06 (Escrowed to Maturity) (e)	Baa3	190,000	208,012
6.5% 7/1/16 (Pre-Refunded to 7/1/06 @ 102) (e)	Baa3	3,020,000	3,424,740
(Saint Raphael Hosp. Proj.) Series H:
5.25% 7/1/14 (AMBAC Insured)	Aaa	4,050,000	4,212,243
6.5% 7/1/11 (AMBAC Insured)	Aaa	3,280,000	3,813,918
6.5% 7/1/13 (AMBAC Insured)	Aaa	3,125,000	3,647,281
(Sharon Health Care, Inc. Proj.) Series A:
8.75% 7/1/06 (Pre-Refunded to 7/1/01 @ 103) (e)	AAA	450,000	465,368
9% 7/1/13 (Pre-Refunded to 7/1/01 @ 103) (e)	AAA	1,300,000	1,344,577
9.2% 7/1/21 (Pre-Refunded to 7/1/01 @ 103) (e)	AAA	1,500,000	1,551,645
(Trinity College Issue Prog.) Series E, 5.875% 7/1/26 (MBIA Insured)	Aaa	3,500,000	3,669,645
(Veterans Memorial Med. Ctr. Proj.) Series A:
5.5% 7/1/26 (MBIA Insured)	Aaa	3,770,000	3,826,889
6.25% 7/1/05 (MBIA Insured)	Aaa	2,265,000	2,481,262
(Yale Univ. Proj.) 5.929% 6/10/30	Aaa	10,400,000	10,682,770
Connecticut Higher Ed. Supplemental Ln. Auth. Rev.:
(Family Ed. Ln. Prog.) Series A:
5.5% 11/15/09 (d)	A1	985,000	1,027,828
7.2% 11/15/10 (d)	A1	645,000	661,770
Series A:
7.375% 11/15/05 (d)	A1	385,000	385,963
7.5% 11/15/10 (d)	A1	1,305,000	1,308,393
Connecticut Hsg. Fin. Auth. Rev. (Hsg. Mtg. Fin. Prog.) Series B, 6.2% 5/15/12	Aa2	2,500,000	2,603,575
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Muni. Elec. Energy Coop. Pwr. Supply Sys. Rev. Series A:
6% 1/1/04 (MBIA Insured)	Aaa	$ 1,790,000	$ 1,901,839
6% 1/1/05 (MBIA Insured)	Aaa	1,880,000	2,028,614
6% 1/1/06 (MBIA Insured)	Aaa	2,000,000	2,184,900
Connecticut Resources Recovery Auth. (Mid-Connecticut Sys. Proj.) Series A, 5.25% 11/15/08 (MBIA Insured)	Aaa	3,300,000	3,530,538
Connecticut Resources Recovery Auth. Resources Recovery Rev.:
(Bridgeport Resco LP Proj.) 5.375% 1/1/06 (MBIA Insured)	Aaa	500,000	532,125
(Fuel Co. Proj.) Series A:
5.125% 11/15/13 (MBIA Insured) (d)	Aaa	3,000,000	3,044,430
5.5% 11/15/09 (MBIA Insured) (d)	Aaa	2,000,000	2,145,020
Connecticut Spl. Assessment Second Injury Fund Series 2000 A, 5.125% 1/1/13 (FSA Insured)	Aaa	2,000,000	2,072,680
Connecticut Spl. Tax Oblig. Rev. (Trans. Infrastructure Proj.):
Series 1996 C, 6% 10/1/08 (MBIA Insured)	Aaa	1,000,000	1,120,500
Series A:
5.125% 9/1/05	A1	2,250,000	2,368,080
5.5% 11/1/06 (FSA Insured)	Aaa	1,000,000	1,083,620
7.125% 6/1/10	Aaa	3,550,000	4,263,231
Series B:
0% 6/1/08	A1	3,500,000	2,577,680
5.4% 10/1/10 (MBIA Insured)	Aaa	2,545,000	2,695,104
5.5% 11/1/07 (FSA Insured)	Aaa	7,300,000	7,938,385
6.125% 9/1/12	A1	5,115,000	5,768,186
6.15% 9/1/09	A1	1,500,000	1,693,260
6.5% 10/1/07 (Escrowed to Maturity) (e)	Aaa	2,250,000	2,569,410
6.5% 10/1/10	A1	3,400,000	3,942,334
6.5% 10/1/12	A1	7,100,000	8,277,606
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5% 1/1/04 (d)	BBB	1,000,000	997,100
Meriden Gen. Oblig.:
6.25% 8/1/05 (FGIC Insured)	Aaa	1,500,000	1,652,010
6.25% 8/1/06 (FGIC Insured)	Aaa	2,000,000	2,232,780
Naugatuck Gen. Oblig.:
7.25% 9/1/04 (MBIA Insured)	Aaa	215,000	239,749
7.4% 9/1/07 (MBIA Insured)	Aaa	370,000	439,708
7.4% 9/1/08 (MBIA Insured)	Aaa	370,000	445,832
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Connecticut - continued
New Britain Gen. Oblig.:
Series B, 6% 3/1/12 (MBIA Insured)	Aaa	$ 2,000,000	$ 2,257,900
6% 4/15/07 (AMBAC Insured)	Aaa	1,615,000	1,789,953
6% 2/1/12 (MBIA Insured)	Aaa	400,000	451,268
7% 4/1/07 (MBIA Insured)	Aaa	580,000	670,770
7% 4/1/08 (MBIA Insured)	Aaa	580,000	679,203
New Haven Gen. Oblig.:
Series A, 6% 8/1/05 (FGIC Insured)	Aaa	3,410,000	3,722,936
6% 2/15/05 (FGIC Insured)	Aaa	1,650,000	1,786,340
7% 2/15/03 (FGIC Insured)	Aaa	1,000,000	1,062,470
7% 2/15/04 (FGIC Insured)	Aaa	1,150,000	1,253,799
7% 2/15/05 (FGIC Insured)	Aaa	750,000	836,325
8.25% 8/15/01	A3	640,000	646,272
Newtown Gen. Oblig. 6% 6/15/06 (MBIA Insured)	Aaa	785,000	865,392
North Thompsonville Fire District #10:
6.75% 6/1/07 (MBIA Insured)	Aaa	180,000	206,732
6.75% 6/1/08 (MBIA Insured)	Aaa	190,000	220,592
6.75% 6/1/09 (MBIA Insured)	Aaa	200,000	234,206
6.75% 6/1/10 (MBIA Insured)	Aaa	215,000	253,835
6.75% 6/1/11 (MBIA Insured)	Aaa	230,000	273,226
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev. Series 11:
5.625% 8/1/05 (FGIC Insured)	Aaa	4,000,000	4,247,320
5.75% 8/1/12 (FGIC Insured)	Aaa	5,000,000	5,292,950
Stamford Gen. Oblig.:
5.25% 7/15/12	Aaa	5,000,000	5,259,950
6.25% 2/15/03	Aaa	1,725,000	1,813,631
6.25% 2/15/05	Aaa	535,000	584,760
6.6% 1/15/07	Aaa	295,000	335,206
6.6% 1/15/08	Aaa	1,480,000	1,701,526
6.6% 1/15/09	Aaa	1,000,000	1,160,730
Stamford Hsg. Auth. Multifamily Rev. (Fairfield Apts. Proj.) 4.75%, tender 12/1/08 (c)(d)	-	6,000,000	5,756,280
Stratford Gen. Oblig. 7% 6/15/08 (FGIC Insured)	Aaa	500,000	587,795
Univ. of Connecticut Series A:
5.375% 4/1/15	Aa2	1,400,000	1,465,072
5.375% 4/1/16	Aa2	4,475,000	4,658,028
Univ. of Connecticut Rev. (Student Fee Prog.) Series A:
5.75% 11/15/29 (FGIC Insured)	Aaa	6,850,000	7,238,121
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Connecticut - continued
Univ. of Connecticut Rev. (Student Fee Prog.) Series A: - continued
6% 11/15/25 (FGIC Insured)	Aaa	$ 4,000,000	$ 4,340,200
West Hartford Gen. Oblig.:
5% 7/15/11	Aaa	1,500,000	1,551,510
6.5% 7/15/05	Aaa	2,000,000	2,223,680
6.5% 7/15/06	Aaa	2,000,000	2,258,000
Wolcott Gen. Oblig.:
7% 6/15/09 (FGIC Insured)	Aaa	445,000	528,268
7% 6/15/10 (FGIC Insured)	Aaa	440,000	527,190
Woodstock Spl. Oblig. Rev. (Woodstock Academy Proj.) 7% 3/1/08 (AMBAC Insured)	Aaa	725,000	749,657
			344,882,702
Puerto Rico - 7.9%
Puerto Rico Commonwealth Gen. Oblig.:
5.5% 7/1/11 (FGIC Insured) (b)	Aaa	4,600,000	4,905,716
5.75% 7/1/26 (MBIA Insured)	Aaa	5,700,000	6,022,677
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series 1996 Y, 5% 7/1/36 (FSA Insured)	Aaa	2,750,000	2,675,475
Series V, 6.625% 7/1/12	Baa1	1,750,000	1,817,953
Series Y, 5.5% 7/1/36 (FSA Insured)	Aaa	1,500,000	1,570,305
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series B, 6% 7/1/31	Baa1	2,250,000	2,437,673
Puerto Rico Commonwealth Infrastructure Fing. Auth. Series 2000 A, 5.5% 10/1/40 (Escrowed to Maturity) (e)	Aaa	6,215,000	6,374,228
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Series AA, 5.375% 7/1/14 (MBIA Insured)	Aaa	3,250,000	3,391,765
Puerto Rico Muni. Fin. Agcy. Series A, 5.5% 8/1/23 (FSA Insured)	Aaa	1,250,000	1,293,613
			30,489,405
TOTAL MUNICIPAL BONDS (Cost $358,003,264)			375,372,107
Municipal Notes - 1.3%
	Principal Amount	Value (Note 1)
Connecticut - 1.3%
Connecticut Gen. Oblig. Participating VRDN:
Series PA 723R, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(f)	$ 2,500,000	$ 2,500,000
Series PT 1246, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(f)	2,500,000	2,500,000
TOTAL MUNICIPAL NOTES (Cost $5,000,000)		5,000,000
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $363,003,264)		380,372,107
NET OTHER ASSETS - 1.3%		4,845,976
NET ASSETS - 100%		$ 385,218,083
Security Type Abbreviation
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	88.4%	AAA, AA, A	92.1%
Baa	3.5%	BBB	3.1%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
Purchases and sales of securities, other than short-term securities, aggregated $78,364,930 and $40,600,925, respectively.
The market value of futures contracts opened and closed during the period amounted to $3,550,522 and $7,262,552, respectively.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	36.2%
Special Tax	13.5
Health Care	12.5
Education	8.8
Escrowed/Pre-Refunded	7.5
Transportation	6.6
Water & Sewer	5.7
Others* (individually less than 5%)	9.2
100.0%
* Includes short-term investments and net other assets.
Income Tax Information

At May 31, 2001, the aggregate cost of investment securities for income tax purposes was $363,003,264. Net unrealized appreciation aggregated $17,368,843, of which $19,079,990 related to appreciated investment securities and $1,711,147 related to depreciated investment securities.

At November 30, 2000, the fund had a capital loss carryforward of approximately $617,000 all of which will expire on November 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Connecticut Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	May 31, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $363,003,264) - See accompanying schedule		$ 380,372,107
Cash		4,765,309
Receivable for fund shares sold		121,797
Interest receivable		5,659,503
Other receivables		30,920
Total assets		390,949,636
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 4,890,628
Payable for fund shares redeemed	234,485
Distributions payable	437,730
Accrued management fee	119,304
Other payables and accrued expenses	49,406
Total liabilities		5,731,553
Net Assets		$ 385,218,083
Net Assets consist of:
Paid in capital		$ 366,620,650
Distributions in excess of net investment income		(17,933)
Accumulated undistributed net realized gain (loss) on investments		1,246,523
Net unrealized appreciation (depreciation) on investments		17,368,843
Net Assets, for 33,821,732 shares outstanding		$ 385,218,083
Net Asset Value, offering price and redemption price per share ($385,218,083 ÷ 33,821,732 shares)		$11.39

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Connecticut Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Six months ended May 31, 2001 (Unaudited)
Investment Income Interest		$ 9,450,389
Expenses
Management fee	$ 698,361
Transfer agent fees	128,713
Accounting fees and expenses	56,394
Non-interested trustees' compensation	790
Custodian fees and expenses	3,361
Registration fees	22,037
Audit	15,584
Legal	4,379
Miscellaneous	85
Total expenses before reductions	929,704
Expense reductions	(156,081)	773,623
Net investment income		8,676,766
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,349,435
Futures contracts	247,288	2,596,723
Change in net unrealized appreciation (depreciation) on:
Investment securities	6,259,822
Futures contracts	(73,539)	6,186,283
Net gain (loss)		8,783,006
Net increase (decrease) in net assets resulting from operations		$ 17,459,772

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Connecticut Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended May 31, 2001 (Unaudited)	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 8,676,766	$ 16,559,937
Net realized gain (loss)	2,596,723	(503,229)
Change in net unrealized appreciation (depreciation)	6,186,283	7,062,730
Net increase (decrease) in net assets resulting from operations	17,459,772	23,119,438
Distributions to shareholders From net investment income	(8,701,810)	(16,597,375)
From net realized gain	(31,389)	-
Total distributions	(8,733,199)	(16,597,375)
Share transactions Net proceeds from sales of shares	44,981,545	54,643,783
Reinvestment of distributions	6,231,855	11,897,349
Cost of shares redeemed	(21,909,536)	(72,012,949)
Net increase (decrease) in net assets resulting from share transactions	29,303,864	(5,471,817)
Redemption fees	3,092	21,396
Total increase (decrease) in net assets	38,033,529	1,071,642
Net Assets
Beginning of period	347,184,554	346,112,912
End of period (including under (over) distribution of net investment income of $(17,933) and $13,583, respectively)	$ 385,218,083	$ 347,184,554
Other Information Shares
Sold	3,938,070	5,009,609
Issued in reinvestment of distributions	546,942	1,091,583
Redeemed	(1,922,781)	(6,657,632)
Net increase (decrease)	2,562,231	(556,440)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended May 31, 2001	Years ended November 30,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 11.110	$ 10.880	$ 11.580	$ 11.420	$ 11.240	$ 11.200
Income from Investment Operations Net investment income	.267 D	.549 D	.526	.541	.559	.569
Net realized and unrealized gain (loss)	.281	.233	(.651)	.260	.190	.039
Total from investment operations	.548	.782	(.125)	.801	.749	.608
Less Distributions
From net investment income	(.267)	(.553)	(.526)	(.541)	(.559)	(.569)
From net realized gain	(.001)	-	(.029)	(.100)	(.010)	-
In excess of net realized gain	-	-	(.021)	-	-	-
Total distributions	(.268)	(.553)	(.576)	(.641)	(.569)	(.569)
Redemption fees added to paid in capital	.000	.001	.001	.000	.000	.001
Net asset value, end of period	$ 11.390	$ 11.110	$ 10.880	$ 11.580	$ 11.420	$ 11.240
Total Return B, C	4.96%	7.41%	(1.12)%	7.20%	6.88%	5.65%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 385,218	$ 347,185	$ 346,113	$ 373,433	$ 341,633	$ 334,620
Ratio of expenses to average net assets	.50% A	.51%	.55%	.55%	.55%	.55%
Ratio of expenses to average net assets after expense reductions	.42% A, E	.42% E	.49% E	.54% E	.55%	.52% E
Ratio of net investment income to average net assets	4.70% A	5.04%	4.69%	4.71%	4.98%	5.15%
Portfolio turnover rate	23% A	27%	23%	8%	12%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Connecticut Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income, but does not include the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Spartan CT Municipal Money Market	1.52%	3.38%	16.41%	34.45%
Connecticut Tax-Free Money Market Funds Average	1.38%	3.08%	14.92%	30.48%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past six months average represents a peer group of 11 money market funds.

Average Annual Total Returns

Periods ended May 31, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan CT Municipal Money Market	3.38%	3.09%	3.00%
Connecticut Tax-Free Money Market Funds Average	3.08%	2.82%	2.69%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Semiannual Report

Spartan Connecticut Municipal Money Market Fund

Performance - continued

Yields

	5/28/01	2/26/01	11/27/00	8/28/00	5/29/00
Spartan Connecticut Municipal Money Market Fund	2.56%	2.96%	3.69%	3.56%	3.59%

Connecticut Tax-Free Money Market Funds Average	2.27%	2.66%	3.31%	3.31%	3.31%

Spartan Connecticut Municipal Money Market Fund - Tax-equivalent	4.21%	4.83%	6.02%	5.82%	5.87%

Portion of fund's income subject to state taxes	8.14%	14.98%	22.96%	19.15%	24.18%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 38.88%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Semiannual Report

Spartan Connecticut Municipal Money Market Fund

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
Note to shareholders: Kim Miller (right) became Portfolio Manager of Spartan Connecticut Municipal Money Market Fund on May 1, 2001. The following is an interview with Norm Lind (left), who managed the fund during most of the period covered by this report, with additional comments from Kim Miller.

Q. Norm, what was the investment environment like during the six months that ended May 31, 2001?

N.L. The Federal Reserve Board's rate-cutting policy dominated discussion. At the end of 2000, U.S. economic growth started to trend downward. Industrial production declined and corporate spending diminished within a climate of a struggling stock market and rising energy prices. Despite higher fuel costs, however, inflation remained under control. In order to reduce the possibility of a recession, the Fed lowered the rate banks charge each other for overnight loans - known as the fed funds target rate - five times. The Fed surprised the market by implementing the first rate cut of a half-percentage point a few days into 2001, well in advance of its next scheduled meeting. Continued concerns about the stalling economy encouraged the Fed to follow through with four more half-percentage point reductions. Three of these moves came at the Fed's regularly scheduled meetings in January, March and May. The fourth was another surprise cut in April, also between regularly scheduled Fed meetings. All in all, the Fed reduced the fed funds target rate from 6.50% at the beginning of 2001 to 4.00% at the end of May 2001.

Q. Were there any developments of note specific to the municipal money market during the period?

N.L. Yes, there were. Municipal money market funds did not experience the same kind of cash inflows and outflows that usually occur at different points during the year. For example, investors typically take assets out of money market funds in December and April in order to meet tax payments, and January usually brings with it a significant influx of new assets to money market funds. This year, withdrawals in December and April were lower than anticipated, and inflows in January were higher than normal. There were two main reasons for this anomaly. First, yields in the municipal money market remained attractive relative to alternatives in the taxable market. Second, with the equity markets experiencing some protracted struggles, investors were attracted to less-volatile investments such as money market funds.

Q. What was your approach with the fund?

N.L. With interest rates on the decline, our approach centered on investing in longer-term maturities to lengthen the average maturity of the fund. We did so in order to lock in higher rates in a declining rate environment. However, there were two factors that made it difficult for us to extend the average maturity at times. Any new capital coming into the fund by nature shortened the average maturity. In addition, the constrained supply of new issuance in the Connecticut market was swallowed up quickly, and we needed to be aggressive in securing new deals when they came to market. Further, we invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on Connecticut obligations were sufficiently low so that comparable out-of-state obligations offered a higher tax-adjusted yield even though they were subject to Connecticut tax. Although more of shareholders' income will be taxable than if we had exclusively purchased Connecticut obligations, shareholders may be able to retain more of the fund's dividends after taxes are taken into account.

Semiannual Report

Spartan Connecticut Municipal Money Market Fund
Fund Talk: The Managers' Overview - continued

Q. How did the fund perform?

N.L. The fund's seven-day yield on May 31, 2001, was 2.58%, compared to 3.65% six months ago. The more recent seven-day yield was the equivalent of a 4.20% taxable rate of return for Connecticut investors in the 38.88% combined state and federal income tax bracket. The fund's yields reflect that a portion of its income was subject to state taxes. Through May 31, 2001, the fund's six-month total return was 1.52%, compared to 1.38% for the Connecticut tax-free money market funds average, according to iMoneyNet, Inc.

Q. Turning to you, Kim, what's your outlook?

K.M. There are differing opinions as to when the Fed will finish its program of easing rates designed to stimulate the economy. Many economists and market commentators believe the Fed is very close to being done; others feel we will witness more rate cuts at the next two or three meetings. Within this environment, I'm using this divergence of opinion to find pockets of opportunity along all parts of the yield curve, while maintaining a bias toward keeping the average maturity on the long side. Another aspect that bodes well for the municipal money market is that municipal money market securities remain relatively cheap on an after-tax basis.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income exempt from federal and, to the extent possible, from Connecticut personal income tax, while maintaining share price stability by investing in high-quality, short-term Connecticut municipal money market securities

Fund number: 425

Trading symbol: SPCXX

Start date: March 4, 1991

Size: as of May 31, 2001, more than $222 million

Manager: Kim Miller, since May 2001; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1990

3

Semiannual Report

Spartan Connecticut Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 5/31/01	% of fund's investments 11/30/00	% of fund's investments 5/31/00
0 - 30	76.2	69.9	64.6
31 - 90	11.6	10.4	11.2
91 - 180	6.0	5.0	20.6
181 - 397	6.2	14.7	3.6
Weighted Average Maturity
	5/31/01	11/30/00	5/31/00
Spartan Connecticut Municipal Money Market Fund	37 Days	55 Days	43 Days
Connecticut Tax-Free Money Market Funds Average *	36 Days	50 Days	46 Days
Asset Allocation (% of fund's net assets)
As of May 31, 2001	As of November 30, 2000
Variable Rate Demand Notes (VRDNs) 66.5%	Variable Rate Demand Notes (VRDNs) 47.8%
Commercial Paper (including CP Mode) 3.3%	Commercial Paper (including CP Mode) 11.3%
Tender Bonds 4.3%	Tender Bonds 4.7%
Municipal Notes 16.1%	Municipal Notes 12.4%
Municipal Money Market Funds 6.0%	Municipal Money Market Funds 19.5%
Other Investments and Net Other Assets 3.8%	Other Investments and Net Other Assets 4.3%

*Source: iMoneyNet, Inc.

Semiannual Report

Spartan Connecticut Municipal Money Market Fund

Investments May 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Securities - 98.1%
	Principal Amount	Value (Note 1)
Connecticut - 80.3%
Bridgeport Gen. Oblig. BAN Series B, 2.99% 7/18/01	$ 1,300,000	$ 1,300,000
Connecticut Arpt. Rev. Participating VRDN:
Series BS 01 128, 3.2% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	1,285,000	1,285,000
Series BS 01 129, 2.92% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	1,615,000	1,615,000
Connecticut Dev. Auth. Arpt. Facilities Rev. (Bradley Arpt. Hotel Proj.):
Series 1997 A, 2.9%, LOC Kredietbank, VRDN (a)	1,000,000	1,000,000
Series 1997 B, 2.9%, LOC Chase Manhattan Bank, VRDN (a)	1,000,000	1,000,000
Series 1997 C, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)	370,000	370,000
Connecticut Dev. Auth. Health Care Rev. (Corp. for Independent Living Proj.) Series 1990, 2.7%, LOC Chase Manhattan Bank, VRDN (a)	6,500,000	6,500,000
Connecticut Dev. Auth. Indl. Dev. Rev.:
(Rojo Enterprises LLC Proj.) 2.9%, LOC Fleet Bank NA, VRDN (a)	900,000	900,000
(W.E. Bassett Co. Proj.) Series 1986, 3.55%, LOC Fleet Bank NA, VRDN (a)(d)	600,000	600,000
Connecticut Dev. Auth. Poll. Cont. Rev.:
Bonds (New England Pwr. Co. Proj.) Series 1999, 3.15% tender 8/13/01, CP mode	1,600,000	1,600,000
(Connecticut Lt. & Pwr. Co. Proj.) Series 1996 A, 2.85% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)(d)	8,000,000	8,000,000
Connecticut Gen. Oblig.:
Bonds Series A, 6.1% 3/15/02	1,000,000	1,024,035
Participating VRDN:
Series EGL 94 0701, 2.8% (Liquidity Facility Citibank NA, New York) (a)(e)	7,700,000	7,700,000
Series PA 720R, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	5,495,000	5,495,000
Series PT 1246, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	4,145,000	4,145,000
Series Putters 190, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	5,345,000	5,345,000
Series B, 2.6% (BPA Bayerische Landesbank Girozentrale), VRDN (a)	8,000,000	8,000,000
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds (Yale Univ. Proj.):
Series S1, 3% tender 9/12/01, CP mode	2,700,000	2,700,000
Series S2, 3.15% tender 7/12/01, CP mode	3,200,000	3,200,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Health & Edl. Facilities Auth. Rev.: - continued
(Yale Univ. Proj.):
Series U1, 2.45%, VRDN (a)	$ 9,650,000	$ 9,650,000
Series U2, 2.45%, VRDN (a)	9,700,000	9,700,000
Connecticut Hsg. Fin. Auth. Rev.:
Participating VRDN:
Series Merlots 97 L, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	1,385,000	1,385,000
Series PT 81, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	940,000	940,000
(Hsg. Mtg. Fin. Prog.):
Series 1990 D, 3%, VRDN (a)(d)	2,541,000	2,541,000
Series 1995 G, 2.65% (AMBAC Insured) (BPA Morgan Guaranty Trust Co., NY), VRDN (a)	1,800,000	1,800,000
Series B3, 2.7% (AMBAC Insured), VRDN (a)(d)	2,400,000	2,400,000
Connecticut Spl. Assessment Unemployment Compensation Advisor Fund Rev. Bonds Series 1993 C, 4.35%, tender 7/1/01 (FGIC Insured) (a)	9,600,000	9,600,000
Connecticut Spl. Tax Oblig. Rev.:
Bonds (Trans. Infrastructure Proj.) Series A, 8% 6/1/01	2,000,000	2,000,000
Participating VRDN:
Putters 01 168, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	3,735,000	3,735,000
Series PT 368, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	2,400,000	2,400,000
(Trans. Infrastructure Proj.) Series 1, 2.7%, LOC Commerzbank AG, VRDN (a)	14,180,000	14,180,000
Series 2000 1, 2.85% (FGIC Insured), VRDN (a)	16,100,000	16,100,002
Cromwell Gen. Oblig. BAN 4.9% 6/15/01	1,000,000	1,000,225
Danbury Hsg. Auth. 2.77%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	2,400,000	2,400,000
East Haven Gen. Oblig. BAN 4.5% 12/13/01	1,600,000	1,602,211
Farmington Gen. Oblig. BAN 3.25% 3/26/02	4,200,000	4,208,631
Groton Town Gen. Oblig. BAN 4.3% 6/12/01	2,000,000	2,000,088
Hartford Redev. Agcy. Multi-family Mtg. Rev. (Underwood Towers Proj.) 2.7% (FSA Insured) (BPA Societe Generale), VRDN (a)	2,400,000	2,400,000
Manchester Gen. Oblig. BAN 4.75% 7/6/01	2,350,000	2,351,102
Old Saybrook Gen. Oblig. BAN 4.625% 8/22/01	2,130,000	2,132,001
Reg'l. School District #008 BAN 3.4% 5/2/02	3,000,000	3,013,363
Reg'l. School District #009 BAN 3.2% 5/21/02	3,700,000	3,716,408
Seymour Gen. Oblig. BAN 5% 9/20/01 (BPA Fleet Nat'l. Bank)	5,900,000	5,912,380
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Shelton Gen. Oblig. BAN 4.5% 11/15/01	$ 4,405,000	$ 4,409,815
West Haven Gen. Oblig. BAN 4.5% 7/17/01	2,765,000	2,765,953
Westport Gen. Oblig. Bonds 5% 8/15/01	1,050,000	1,051,667
Wolcott Gen. Oblig. BAN 3.25% 8/9/01	1,225,000	1,225,390
		178,399,271
Puerto Rico - 11.8%
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN Series PT 1226, 2.6% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	6,535,000	6,535,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Participating VRDN Series RobIns 14, 2.6% (Liquidity Facility Bank of New York NA) (a)(e)	8,000,000	8,000,000
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN Series SGA 107, 3.1% (Liquidity Facility Societe Generale) (a)(e)	2,200,000	2,200,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN Series Putters 147, 2.6% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	3,660,000	3,660,000
Puerto Rico Hwy. & Trans. Auth. Participating VRDN Series BS 00 91, 3.1% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(e)	5,800,000	5,800,000
		26,195,000
	Shares
Other - 6.0%
Fidelity Municipal Cash Central Fund, 3.29% (b)(c)	13,246,426	13,246,426
TOTAL INVESTMENT PORTFOLIO - 98.1%		217,840,697
NET OTHER ASSETS - 1.9%		4,261,323
NET ASSETS - 100%		$ 222,102,020
Total Cost for Income Tax Purposes $ 217,840,697
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
Income Tax Information
At November 30, 2000, the fund had a capital loss carryforward of approximately $3,000 all of which will expire on November 30, 2006.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Connecticut Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	May 31, 2001 (Unaudited)
Assets
Investment in securities, at value - See accompanying schedule		$ 217,840,697
Cash		2,074,865
Receivable for fund shares sold		466,202
Interest receivable		1,877,685
Other receivables		11,680
Total assets		222,271,129
Liabilities
Distributions payable	$ 80,026
Accrued management fee	88,485
Other payables and accrued expenses	598
Total liabilities		169,109
Net Assets		$ 222,102,020
Net Assets consist of:
Paid in capital		$ 222,099,232
Accumulated net realized gain (loss) on investments		2,788
Net Assets, for 222,099,230 shares outstanding		$ 222,102,020
Net Asset Value, offering price and redemption price per share ($222,102,020 ÷ 222,099,230 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Six months ended May 31, 2001 (Unaudited)
Investment Income Interest		$ 3,619,813
Expenses
Management fee	$ 517,624
Non-interested trustees' compensation	395
Total expenses before reductions	518,019
Expense reductions	(31,441)	486,578
Net investment income		3,133,235
Net Realized Gain (Loss) on Investments		5,333
Net increase in net assets resulting from operations		$ 3,138,568

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended May 31, 2001 (Unaudited)	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 3,133,235	$ 6,518,966
Net realized gain (loss)	5,333	35
Net increase (decrease) in net assets resulting from operations	3,138,568	6,519,001
Distributions to shareholders from net investment income	(3,133,235)	(6,518,966)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	106,162,069	187,696,431
Reinvestment of distributions from net investment income	2,567,892	5,492,004
Cost of shares redeemed	(93,206,665)	(180,859,747)
Net increase (decrease) in net assets resulting from share transactions	15,523,296	12,328,688
Total increase (decrease) in net assets	15,528,629	12,328,723
Net Assets
Beginning of period	206,573,391	194,244,668
End of period	$ 222,102,020	$ 206,573,391

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended May 31, 2001	Years ended November 30,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.015	.035	.027	.030	.031	.030
Less Distributions
From net investment income	(.015)	(.035)	(.027)	(.030)	(.031)	(.030)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B, C	1.52%	3.51%	2.70%	3.05%	3.12%	3.08%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 222,102	$ 206,573	$ 194,245	$ 190,039	$ 163,647	$ 186,974
Ratio of expenses to average net assets	.50% A	.50%	.50%	.50%	.50%	.50%
Ratio of expenses to average net assets after expense reductions	.47% A, D	.49% D	.49% D	.49% D	.50%	.50%
Ratio of net investment income to average net assets	3.03% A	3.46%	2.67%	3.00%	3.08%	3.04%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the account closeout fee and for periods of less than one year are not annualized.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Connecticut Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity CT Municipal Money Market	1.49%	3.34%	15.98%	32.78%
Connecticut Tax-Free Money Market Funds Average	1.38%	3.08%	14.92%	30.48%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past six months average represents a peer group of 11 money market funds.

Average Annual Total Returns

Periods ended May 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity CT Municipal Money Market	3.34%	3.01%	2.88%
Connecticut Tax-Free Money Market Funds Average	3.08%	2.82%	2.69%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Semiannual Report

Fidelity Connecticut Municipal Money Market Fund

Performance - continued

Yields

	5/28/01	2/26/01	11/27/00	8/28/00	5/29/00
Fidelity Connecticut Municipal Money Market Fund	2.52%	2.90%	3.69%	3.58%	3.56%

Connecticut Tax-Free Money Market Funds Average	2.27%	2.66%	3.31%	3.31%	3.31%

Fidelity Connecticut Municipal Money Market Fund - Tax-equivalent	4.12%	4.76%	6.02%	5.85%	5.81%

Portion of fund's income subject to state taxes	0.69%	23.95%	18.26%	19.48%	22.64%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 38.88%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Semiannual Report

Fidelity Connecticut Municipal Money Market Fund

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
Note to shareholders: Kim Miller (right) became Portfolio Manager of Fidelity Connecticut Municipal Money Market Fund on May 1, 2001. The following is an interview with Norm Lind (left), who managed the fund during most of the period covered by this report, with additional comments from Kim Miller.

Q. Norm, what was the investment environment like during the six months that ended May 31, 2001?

N.L. The Federal Reserve Board's rate-cutting policy dominated discussion. At the end of 2000, U.S. economic growth started to trend downward. Industrial production declined and corporate spending diminished within a climate of a struggling stock market and rising energy prices. Despite higher fuel costs, however, inflation remained under control. In order to reduce the possibility of a recession, the Fed lowered the rate banks charge each other for overnight loans - known as the fed funds target rate - five times. The Fed surprised the market by implementing the first rate cut of a half-percentage point a few days into 2001, well in advance of its next scheduled meeting. Continued concerns about the stalling economy encouraged the Fed to follow through with four more half-percentage point reductions. Three of these moves came at the Fed's regularly scheduled meetings in January, March and May. The fourth was another surprise cut in April, also between regularly scheduled Fed meetings. All in all, the Fed reduced the fed funds target rate from 6.50% at the beginning of 2001 to 4.00% at the end of May 2001.

Q. Were there any developments of note specific to the municipal money market during the period?

N.L. Yes, there were. Municipal money market funds did not experience the same kind of cash inflows and outflows that usually occur at different points during the year. For example, investors typically take assets out of money market funds in December and April in order to meet tax payments, and January usually brings with it a significant influx of new assets to money market funds. This year, withdrawals in December and April were lower than anticipated, and inflows in January were higher than normal. There were two main reasons for this anomaly. First, yields in the municipal money market remained attractive relative to alternatives in the taxable market. Second, with the equity markets experiencing some protracted struggles, investors were attracted to less-volatile investments such as money market funds.

Q. What was your approach with the fund?

N.L. With interest rates on the decline, our approach centered on investing in longer-term maturities to lengthen the average maturity of the fund. We did so in order to lock in higher rates in a declining rate environment. However, there were two factors that made it difficult for us to extend the average maturity at times. Any new capital coming into the fund by nature shortened the average maturity. In addition, the constrained supply of new issuance in the Connecticut market was swallowed up quickly, and we needed to be aggressive in securing new deals when they came to market. Further, we invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on Connecticut obligations were sufficiently low so that comparable out-of-state obligations offered a higher tax-adjusted yield even though they were subject to Connecticut tax. Although more of shareholders' income will be taxable than if we had exclusively purchased Connecticut obligations, shareholders may be able to retain more of the fund's dividends after taxes are taken into account.

Semiannual Report

Fidelity Connecticut Municipal Money Market Fund
Fund Talk: The Managers' Overview - continued

Q. How did the fund perform?

N.L. The fund's seven-day yield on May 31, 2001, was 2.53%, compared to 3.63% six months ago. The more recent seven-day yield was the equivalent of a 4.14% taxable rate of return for Connecticut investors in the 38.88% combined state and federal income tax bracket. The fund's yields reflect that a portion of its income was subject to state taxes. Through May 31, 2001, the fund's six-month total return was 1.49%, compared to 1.38% for the Connecticut tax-free money market funds average, according to iMoneyNet, Inc.

Q. Turning to you, Kim, what's your outlook?

K.M. There are differing opinions as to when the Fed will finish its program of easing rates designed to stimulate the economy. Many economists and market commentators believe the Fed is very close to being done; others feel we will witness more rate cuts at the next two or three meetings. Within this environment, I'm using this divergence of opinion to find pockets of opportunity along all parts of the yield curve, while maintaining a bias toward keeping the average maturity on the long side. Another aspect that bodes well for the municipal money market is that municipal money market securities remain relatively cheap on an after-tax basis.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income exempt from federal and, to the extent possible, from Connecticut personal income tax, while maintaining share price stability by investing in high-quality, short-term Connecticut municipal money market securities

Fund number: 418

Trading symbol: FCMXX

Start date: August 29, 1989

Size: as of May 31, 2001, more than $763 million

Manager: Kim Miller, since May 2001; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1990

3

Semiannual Report

Fidelity Connecticut Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 5/31/01	% of fund's investments 11/30/00	% of fund's investments 5/31/00
0 - 30	70.9	70.6	66.5
31 - 90	13.8	9.1	9.4
91 - 180	7.9	5.9	18.1
181 - 397	7.4	14.4	6.0
Weighted Average Maturity
	5/31/01	11/30/00	5/31/00
Fidelity Connecticut Municipal Money Market Fund	45 Days	55 Days	47 Days
Connecticut Tax-Free Money Market Funds Average *	36 Days	50 Days	46 Days
Asset Allocation (% of fund's net assets)
As of May 31, 2001	As of November 30, 2000
Variable Rate Demand Notes (VRDNs) 63.3%	Variable Rate Demand Notes (VRDNs) 46.0%
Commercial Paper (including CP Mode) 4.7%	Commercial Paper (including CP Mode) 12.2%
Tender Bonds 4.5%	Tender Bonds 4.9%
Municipal Notes 18.9%	Municipal Notes 13.2%
Municipal Money Market Funds 3.7%	Municipal Money Market Funds 16.5%
Other Investments and Net Other Assets 4.9%	Other Investments and Net Other Assets 7.2%

*Source: iMoneyNet, Inc.

Semiannual Report

Fidelity Connecticut Municipal Money Market Fund

Investments May 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Securities - 96.8%
	Principal Amount	Value (Note 1)
Connecticut - 88.8%
Berlin Gen. Oblig. BAN 5.1% 6/15/01	$ 3,075,000	$ 3,075,653
Bridgeport Gen. Oblig. BAN Series B, 2.99% 7/18/01	4,700,000	4,700,000
Connecticut Arpt. Rev. Participating VRDN:
Series BS 01 128, 3.2% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	5,000,000	5,000,000
Series BS 01 129, 2.92% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	6,300,000	6,300,000
Series PA 826R, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	4,970,000	4,970,000
Connecticut Dev. Auth. Arpt. Facilities Rev. (Bradley Arpt. Hotel Proj.):
Series 1997 A, 2.9%, LOC Kredietbank, VRDN (a)	3,400,000	3,400,000
Series 1997 C, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)	730,000	730,000
Connecticut Dev. Auth. Health Care Rev. (Corp. for Independent Living Proj.):
Series 1990, 2.7%, LOC Chase Manhattan Bank, VRDN (a)	3,600,000	3,600,000
Series 1999, 2.7%, LOC Dexia Cr. Local de France, VRDN (a)	4,355,000	4,355,000
Connecticut Dev. Auth. Indl. Dev. Rev.:
(Cap. District Energy Ctr. Proj.) Series 1998, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	6,600,000	6,600,000
(Lapham Hickey Steel Corp. Proj.) 3%, LOC Harris Trust & Savings Bank, Chicago, VRDN (a)(d)	1,795,000	1,795,000
(Rojo Enterprises LLC Proj.) 2.9%, LOC Fleet Bank NA, VRDN (a)	1,500,000	1,500,000
(The Energy Network/Sina Proj.) Series 2000, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	2,100,000	2,100,000
(W.E. Bassett Co. Proj.) Series 1986, 3.55%, LOC Fleet Bank NA, VRDN (a)(d)	600,000	600,000
Connecticut Dev. Auth. Poll. Cont. Rev.:
Bonds (New England Pwr. Co. Proj.) Series 1999:
3.1% tender 8/8/01, CP mode	2,000,000	2,000,000
3.15% tender 8/13/01, CP mode	5,300,000	5,300,000
(Connecticut Lt. & Pwr. Co. Proj.) Series 1996 A, 2.85% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)(d)	18,200,000	18,200,000
Connecticut Gen. Oblig.:
Bonds:
Series 1996 B, 5% 8/15/01	1,500,000	1,502,260
Series A, 6.1% 3/15/02	4,000,000	4,096,141
Participating VRDN:
Series EGL 94 0701, 2.8% (Liquidity Facility Citibank NA, New York) (a)(e)	5,500,000	5,500,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Gen. Oblig.: - continued
Series PT 1246, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	$ 2,800,000	$ 2,800,000
Series Putters 00 174, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	7,495,000	7,495,000
Series B, 2.6% (BPA Bayerische Landesbank Girozentrale), VRDN (a)	18,300,000	18,300,000
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
(Yale Univ. Proj.):
Series S1, 3% tender 9/12/01, CP mode	14,300,000	14,300,000
Series S2, 3.15% tender 7/12/01, CP mode	7,600,000	7,600,000
(Yale-New Haven Hosp. Proj.) Series E, 3%, tender 6/1/02 (FGIC Insured) (a)	1,000,000	1,000,000
(Hartford Hosp. Proj.) Series B, 2.7%, LOC Fleet Nat'l. Bank, VRDN (a)	8,500,000	8,500,000
(Marvelwood School Proj.) Series A, 2.7%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	1,100,000	1,100,000
(Pomfret School Issue Proj.) Series A, 2.9%, LOC Dexia Cr. Local de France, VRDN (a)	900,000	900,000
(United Methodist Home Proj.) Series 2001 A, 0%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	1,350,000	1,350,000
(Yale Univ. Proj.):
Series T1, 2.6%, VRDN (a)	15,100,000	15,100,000
Series T2, 2.6%, VRDN (a)	5,000,000	5,000,000
Series U1, 2.45%, VRDN (a)	34,780,000	34,780,000
Series U2, 2.45%, VRDN (a)	25,875,000	25,875,000
Connecticut Hsg. Fin. Auth. Rev.:
Participating VRDN:
Series Merlots 00 BBB, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	5,000,000	5,000,000
Series Merlots 00 P, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	2,900,000	2,900,000
Series Merlots 97 L, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	9,255,000	9,255,000
Series PT 1003, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	23,525,000	23,525,000
Series PT 454, 2.7% (Liquidity Facility Banco Santander Central Hispano SA) (a)(d)(e)	4,550,000	4,550,000
Series PT 81, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	2,460,000	2,460,000
(Hsg. Mtg. Fin. Prog.):
Series 1990 C, 3%, VRDN (a)(d)	8,140,000	8,140,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Hsg. Fin. Auth. Rev.: - continued
Series 1990 D, 3%, VRDN (a)(d)	$ 5,089,000	$ 5,089,000
Series 1995 G, 2.65% (AMBAC Insured) (BPA Morgan Guaranty Trust Co., NY), VRDN (a)	18,035,000	18,035,000
Series 2001 A3, 2.65% (AMBAC Insured), VRDN (a)(d)	13,400,000	13,400,000
Series B3, 2.7% (AMBAC Insured), VRDN (a)(d)	12,100,000	12,100,000
Connecticut Resources Recovery Auth. Participating VRDN Series Putters 187, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	6,840,000	6,840,000
Connecticut Spl. Assessment Second Injury Fund 2.85% 8/7/01, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	6,500,000	6,500,000
Connecticut Spl. Assessment Unemployment Compensation Advisor Fund Rev. Bonds Series 1993 C, 4.35%, tender 7/1/01 (FGIC Insured) (a)	33,400,000	33,400,000
Connecticut Spl. Tax Oblig. Rev.:
Bonds (Trans. Infrastructure Proj.) Series A, 8% 6/1/01	6,175,000	6,175,000
Participating VRDN:
Putters 01 168, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	3,730,000	3,730,000
Series MSDW 00 292, 2.7% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	2,300,000	2,300,000
Series MSDW 00 372, 2.7% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	5,000,000	5,000,000
Series PT 368, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	9,095,000	9,095,000
(Trans. Infrastructure Proj.) Series 1, 2.7%, LOC Commerzbank AG, VRDN (a)	51,305,000	51,305,000
Series 2000 1, 2.85% (FGIC Insured), VRDN (a)	53,400,000	53,400,001
Danbury Gen. Oblig. BAN 3.2% 8/7/01	13,100,000	13,102,584
Danbury Hsg. Auth. 2.77%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	8,600,000	8,600,000
East Haven Gen. Oblig. BAN 4.5% 12/13/01	5,449,000	5,456,531
Farmington Gen. Oblig. BAN 3.25% 3/26/02	15,800,000	15,832,467
Hartford Redev. Agcy. Multi-family Mtg. Rev. (Underwood Towers Proj.) 2.7% (FSA Insured) (BPA Societe Generale), VRDN (a)	11,945,000	11,945,000
Manchester Gen. Oblig. BAN 4.75% 7/6/01	4,145,000	4,146,944
Milford Gen. Oblig. BAN 4.5% 11/8/01	3,000,000	3,003,521
New Britain Gen. Oblig.:
Series 1999, 2.8% (AMBAC Insured) (BPA Bank of Nova Scotia), VRDN (a)	2,700,000	2,700,000
Series 2000 B, 2.8% (AMBAC Insured), VRDN (a)	3,845,000	3,845,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
North Branford Gen. Oblig. BAN 3.25% 10/3/01	$ 4,040,000	$ 4,042,962
North Haven Gen. Oblig. BAN 3.25% 7/30/01	5,000,000	5,002,966
Old Saybrook Gen. Oblig. BAN 4.625% 8/22/01	7,000,000	7,006,576
Reg'l. School District #008 BAN 3.4% 5/2/02	15,000,000	15,066,816
Reg'l. School District #009 BAN 3.2% 5/21/02	13,300,000	13,358,982
Seymour Gen. Oblig. BAN 5% 9/20/01 (BPA Fleet Nat'l. Bank)	21,850,000	21,895,849
Shelton Gen. Oblig. BAN 4.5% 11/15/01	15,200,000	15,216,616
Suffield Gen. Oblig. BAN 3.8% 6/28/01	4,000,000	4,002,071
Watertown Gen. Oblig. BAN 4.5% 8/16/01	2,300,000	2,301,163
West Haven Gen. Oblig. BAN 4.5% 7/17/01	2,800,000	2,800,965
Westport Gen. Oblig. Bonds 4.85% 7/15/01	1,840,000	1,844,018
Wolcott Gen. Oblig. BAN 3.25% 8/9/01	4,500,000	4,501,432
		677,295,518
Puerto Rico - 4.3%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Participating VRDN Series ROC II 99 2, 2.8% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	5,000,000	5,000,000
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN Series SGA 107, 3.1% (Liquidity Facility Societe Generale) (a)(e)	2,000,000	2,000,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN Series SGA-43, 2.7% (Liquidity Facility Societe Generale) (a)(e)	8,300,000	8,300,000
Puerto Rico Hwy. & Trans. Auth. Participating VRDN Series BS 00 91, 3.1% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(e)	10,900,000	10,900,000
Puerto Rico Pub. Bldgs Auth. Rev. Participating VRDN Series ROC II R56, 2.8% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	6,545,000	6,545,000
		32,745,000
	Shares
Other - 3.7%
Fidelity Municipal Cash Central Fund, 3.29% (b)(c)	28,543,000	28,543,000
TOTAL INVESTMENT PORTFOLIO - 96.8%		738,583,518
NET OTHER ASSETS - 3.2%		24,582,387
NET ASSETS - 100%		$ 763,165,905
Total Cost for Income Tax Purposes $ 738,583,518
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
Income Tax Information
At November 30, 2000, the fund had a capital loss carryforward of approximately $33,000 of which $4,000, $3,000, $7,000 and $19,000 will expire on November 30, 2002, 2003, 2005 and 2006, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Connecticut Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	May 31, 2001 (Unaudited)
Assets
Investment in securities, at value - See accompanying schedule		$ 738,583,518
Cash		7,499,958
Receivable for investments sold		11,888,063
Receivable for fund shares sold		6,763,420
Interest receivable		5,419,047
Other receivables		14,699
Prepaid expenses		12,156
Total assets		770,180,861
Liabilities
Payable for investments purchased	$ 2,350,000
Payable for fund shares redeemed	4,256,059
Distributions payable	71,999
Accrued management fee	237,503
Other payables and accrued expenses	99,395
Total liabilities		7,014,956
Net Assets		$ 763,165,905
Net Assets consist of:
Paid in capital		$ 763,156,420
Accumulated net realized gain (loss) on investments		9,485
Net Assets, for 763,156,332 shares outstanding		$ 763,165,905
Net Asset Value, offering price and redemption price per share ($763,165,905 ÷ 763,156,332 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Six months ended May 31, 2001 (Unaudited)
Investment Income Interest		$ 13,452,341
Expenses
Management fee	$ 1,475,685
Transfer agent fees	407,175
Accounting fees and expenses	52,625
Non-interested trustees' compensation	1,401
Custodian fees and expenses	6,082
Registration fees	32,674
Audit	10,509
Legal	5,463
Miscellaneous	10,414
Total expenses before reductions	2,002,028
Expense reductions	(156,533)	1,845,495
Net investment income		11,606,846
Net Realized Gain (Loss) on Investments		42,360
Net increase in net assets resulting from operations		$ 11,649,206

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended May 31, 2001 (Unaudited)	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 11,606,846	$ 21,480,590
Net realized gain (loss)	42,360	(27)
Net increase (decrease) in net assets resulting from operations	11,649,206	21,480,563
Distributions to shareholders from net investment income	(11,606,846)	(21,480,590)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	1,118,005,228	2,062,485,060
Reinvestment of distributions from net investment income	11,001,845	20,580,269
Cost of shares redeemed	(1,084,540,750)	(1,897,356,548)
Net increase (decrease) in net assets resulting from share transactions	44,466,323	185,708,781
Total increase (decrease) in net assets	44,508,683	185,708,754
Net Assets
Beginning of period	718,657,222	532,948,468
End of period	$ 763,165,905	$ 718,657,222

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended May 31, 2001	Years ended November 30,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.015	.034	.026	.029	.030	.029
Less Distributions
From net investment income	(.015)	(.034)	(.026)	(.029)	(.030)	(.029)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B, C	1.49%	3.47%	2.63%	2.94%	3.05%	2.98%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 763,166	$ 718,657	$ 532,948	$ 487,990	$ 387,177	$ 339,487
Ratio of expenses to average net assets	.51% A	.54%	.55%	.56%	.58%	.59%
Ratio of expenses to average net assets after expense reductions	.47% A, D	.54%	.54% D	.56%	.57% D	.58% D
Ratio of net investment income to average net assets	2.98% A	3.43%	2.60%	2.90%	3.00%	2.93%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2001 (Unaudited)

1. Significant Accounting Policies.

Spartan Connecticut Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund (the money market funds) are funds of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Connecticut. The following summarizes the significant accounting policies of the income fund and the money market funds:

Security Valuation.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Money Market Funds. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market funds, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount and losses deferred due to futures transactions. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the income fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked-to-market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the income fund's and Fidelity Connecticut Municipal Money Market Fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period,

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

the management fees were equivalent to the following annualized rates expressed as a percentage of average net assets.

Spartan Connecticut Municipal Income Fund	.38%
Fidelity Connecticut Municipal Money Market Fund	.38%

As Spartan Connecticut Municipal Money Market Fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .50% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to Spartan Connecticut Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $587 for the period.

Sub-Adviser Fee. As each fund's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the income fund and Fidelity Connecticut Municipal Money Market Fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to the following annualized rates as a percentage of the average net assets:

Spartan Connecticut Municipal Income Fund	.07%
Fidelity Connecticut Municipal Money Market Fund	.10%

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Municipal Cash Central Fund. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Fidelity Municipal Cash Central Fund (the Cash Fund) managed by FIMM, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. The Cash Fund does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, the money market funds, along with other money market funds advised by FMR or its affiliates, have entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. Each fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. Fidelity Connecticut Municipal Money Market Fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year. FMR has borne the cost of Spartan Connecticut Municipal Money Market Fund's premium payable to FIDFUNDS.

5. Expense Reductions.

Through arrangements with the income fund's and Fidelity Connecticut Municipal Money Market Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the funds' expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction

Spartan Connecticut Municipal Income Fund	$ 3,361	$ 109,964	$ 42,756
Fidelity Connecticut Municipal Money Market Fund	6,082	150,451	-

In addition, through an arrangement with the Spartan Connecticut Municipal Money Market Fund's custodian and transfer agent, $31,441 of credits realized as a result of uninvested cash balances were used to reduce the fund's expenses.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Dwight D. Churchill, Vice President

George A. Fischer, Vice President -
Income Fund

Boyce I. Greer, Vice President

Stanley N. Griffith, Assistant Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

* Independent trustees

Advisory Board

Abigail P. Johnson

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank N.A.

New York NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank N.A.

New York NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated lines for quickest service

CTR-SANN-0701 138726
1.704902.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan Connecticut Municipal Money Market Fund

(A Fund of Fidelity Court Street Trust II)

Fidelity Connecticut Municipal Money Market Fund

(A Fund of Fidelity Court Street Trust II)

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

January 21, 2002

This Statement of Additional Information, relates to the proposed reorganization whereby Fidelity Connecticut Municipal Money Market Fund (Fidelity Connecticut), a fund of Fidelity Court Street Trust II, would acquire all of the assets of Spartan Connecticut Municipal Money Market Fund (Spartan Connecticut), also a fund of Fidelity Court Street Trust II, and assume all of Spartan Connecticut's liabilities in exchange solely for shares of beneficial interest in Fidelity Connecticut.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:

1. The Prospectus and Statement of Additional Information of Fidelity Connecticut dated January 27, 2001, which was previously filed via EDGAR (Accession No. 0000722574-01-500013).

2. The Supplement to the Prospectus of Fidelity Connecticut dated September 29, 2001, which was previously filed via EDGAR. (Accession No. 0000880709-01-500009)

3. The Prospectus and Statement of Additional Information of Spartan Connecticut dated January 27, 2001 (Accession No. 0000722574-01-500013).

4. The Supplement to the Prospectus of Spartan Connecticut dated September 29, 2001, which was previously filed via EDGAR. (Accession No. 0000880709-01-500009)

5. The Financial Statements included in the Annual Report of Fidelity Connecticut for the fiscal year ended November 30, 2000.

6. The Financial Statements included in the Annual Report of Spartan Connecticut for the fiscal year ended November 30, 2000.

7. The Unaudited Financial Statements included in the Semiannual Report of Fidelity Connecticut for the fiscal year ended May 31, 2001.

8. The Unaudited Financial Statements included in the Semiannual Report of Spartan Connecticut for the fiscal year ended May 31, 2001.

This Statement of Additional Information is not a prospectus. A Proxy Statement and Prospectus dated January 21, 2002, relating to the above-referenced matter may be obtained from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement and Prospectus.

Fidelity Court Street Trust II: Fidelity Connecticut Municipal Money Market Fund

Fidelity Court Street Trust II: Spartan Connecticut Municipal Money Market Fund

Notes to Pro Forma Combining Financial Statements

(Unaudited)

The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of May 31, 2001 and the unaudited Pro Forma Combining Statement of Operations for the twelve months ended May 31, 2001 are intended to present the financial condition and related results of operations of Fidelity Connecticut Municipal Money Market Fund as if the reorganization with Spartan Connecticut Municipal Money Market Fund, had been consummated at May 31, 2001. Had the pro forma adjustments not included the effect of the FMR expense limitations, Pro Forma Combined Expense reductions would have been $202,025, resulting in Pro Forma Combined Net Investment Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $30,084,349 and $30,132,078, respectively.

The pro forma adjustments to these pro forma financial statements are comprised of:

(a) Reflects the conversion of Spartan Connecticut Municipal Money Market Fund shares as of May 31, 2001.

(b) Decrease in management fee to reflect Fidelity Connecticut Municipal Money Market Fund's management fee applied to the combined fund's average net assets.

(c) Increase in fees reflects change from Spartan Connecticut Municipal Money Market Fund's all-inclusive fee structure to Fidelity Connecticut Municipal Money Market Fund's fee structure.

(e) Increase in fees reflects net increase in costs incurred as a result of the reorganization.

(f) Reflects FMR's agreement to limit the combined fund's operating expenses to 0.48% of average net assets.

The unaudited pro forma combining statements should be read in conjunction with the separate semiannual unaudited financial statements as of May 31, 2001, annual audited financial statements as of November 30, 2000 for: Fidelity Connecticut Municipal Money Market Fund, and for Spartan Connecticut Municipal Money Market Fund, which are incorporated by reference in the Statement of Additional Information to this Proxy Statement and Prospectus.

Fidelity Court Street Trust II: Fidelity Connecticut Municipal Money Market Fund, Spartan Connecticut Municipal Money Market Fund
and Fidelity Connecticut Municipal Money Market Pro-Forma Fund Investments as of May 31, 2001 (Unaudited)

	Fidelity Connecticut Municipal Money Market Fund		Spartan Connecticut Municipal Money Market Fund

	Principal	Value	Principal	Value
	$Amount	$(Note 1)	$Amount	$(Note 1)

Municipal Securities - 97.1%
Connecticut 86.9%
Berlin Gen. Oblig. BAN 5.1% 6/15/01	3,075,000	3,075,653
Bridgeport Gen. Oblig. BAN Series B, 2.99% 7/18/01	4,700,000	4,700,000	1,300,000	1,300,000
Connecticut Arpt. Rev. Participating VRDN:
Series BS 01 128, 3.2% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	5,000,000	5,000,000	1,285,000	1,285,000
Series BS 01 129, 2.92% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	6,300,000	6,300,000	1,615,000	1,615,000
Series PA 826R, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	4,970,000	4,970,000
Connecticut Dev. Auth. Arpt. Facilities Rev. (Bradley Arpt. Hotel Proj.):
Series 1997 A, 2.9%, LOC Kredietbank, VRDN (a)	3,400,000	3,400,000	1,000,000	1,000,000
Series 1997 B, 2.9%, LOC Chase Manhattan Bank, VRDN (a)			1,000,000	1,000,000
Series 1997 C, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)	730,000	730,000	370,000	370,000
Connecticut Dev. Auth. Health Care Rev. (Corp. for Independent Living Proj.):
Series 1990, 2.7%, LOC Chase Manhattan Bank, VRDN (a)	3,600,000	3,600,000	6,500,000	6,500,000
Series 1999, 2.7%, LOC Dexia Cr. Local de France, VRDN (a)	4,355,000	4,355,000
Connecticut Dev. Auth. Indl. Dev. Rev.:
(Cap. District Energy Ctr. Proj.) Series 1998, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	6,600,000	6,600,000
(Lapham Hickey Steel Corp. Proj.) 3%, LOC Harris Trust & Savings Bank, Chicago, VRDN (a)(d)	1,795,000	1,795,000
(Rojo Enterprises LLC Proj.) 2.9%, LOC Fleet Bank NA, VRDN (a)	1,500,000	1,500,000	900,000	900,000
(The Energy Network/Sina Proj.) Series 2000, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	2,100,000	2,100,000
(W.E. Bassett Co. Proj.) Series 1986, 3.55%, LOC Fleet Bank NA, VRDN (a)(d)	600,000	600,000	600,000	600,000
Connecticut Dev. Auth. Poll. Cont.:
Bonds (New England Pwr. Co. Proj.) Series 1999:
3.1% tender 8/8/01, CP mode	2,000,000	2,000,000
3.15% tender 8/13/01, CP mode	5,300,000	5,300,000	1,600,000	1,600,000
(Connecticut Lt. & Pwr. Co. Proj.) Series 1996 A, 2.85% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)(d)	18,200,000	18,200,000	8,000,000	8,000,000
Connecticut Gen. Oblig.:
Bonds:
Series 1996 B, 5% 8/15/01	1,500,000	1,502,260
Series A, 6.1% 3/15/02	4,000,000	4,096,141	1,000,000	1,024,035
Participating VRDN:
Series EGL 94 0701, 2.8% (Liquidity Facility Citibank NA, New York) (a)(e)	5,500,000	5,500,000	7,700,000	7,700,000
Series PA 720R, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)			5,495,000	5,495,000
Series PT 1246, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	2,800,000	2,800,000	4,145,000	4,145,000
Series Putters 00 174, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	7,495,000	7,495,000
Series Putters 190, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)			5,345,000	5,345,000
Series B, 2.6% (BPA Bayerische Landesbank Girozentrale), VRDN (a)	18,300,000	18,300,000	8,000,000	8,000,000
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
(Yale Univ. Proj.):
Series S1, 3% tender 9/12/01, CP mode	14,300,000	14,300,000	2,700,000	2,700,000
Series S2, 3.15% tender 7/12/01, CP mode	7,600,000	7,600,000	3,200,000	3,200,000
(Yale-New Haven Hosp. Proj.) Series E, 3%, tender 6/1/02 (FGIC Insured) (a)	1,000,000	1,000,000
(Hartford Hosp. Proj.) Series B, 2.7%, LOC Fleet Nat'l. Bank, VRDN (a)	8,500,000	8,500,000
(Marvelwood School Proj.) Series A, 2.7%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	1,100,000	1,100,000
(Pomfret School Issue Proj.) Series A, 2.9%, LOC Dexia Cr. Local de France, VRDN (a)	900,000	900,000
(United Methodist Home Proj.) Series 2001 A, 0%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	1,350,000	1,350,000
(Yale Univ. Proj.):
Series T1, 2.6%, VRDN (a)	15,100,000	15,100,000
Series T2, 2.6%, VRDN (a)	5,000,000	5,000,000
Series U1, 2.45%, VRDN (a)	34,780,000	34,780,000	9,650,000	9,650,000
Series U2, 2.45%, VRDN (a)	25,875,000	25,875,000	9,700,000	9,700,000
Connecticut Hsg. Fin. Auth. Rev.:
Participating VRDN:
Series Merlots 00 BBB, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	5,000,000	5,000,000
Series Merlots 00 P, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	2,900,000	2,900,000
Series Merlots 97 L, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	9,255,000	9,255,000	1,385,000	1,385,000
Series PT 1003, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	23,525,000	23,525,000
Series PT 454, 2.7% (Liquidity Facility Banco Santander Central Hispano SA) (a)(d)(e)	4,550,000	4,550,000
Series PT 81, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	2,460,000	2,460,000	940,000	940,000
(Hsg. Mtg. Fin. Prog.):
Series 1990 C, 3%, VRDN (a)(d)	8,140,000	8,140,000
Series 1990 D, 3%, VRDN (a)(d)	5,089,000	5,089,000	2,541,000	2,541,000
Series 1995 G, 2.65% (AMBAC Insured) (BPA Morgan Guaranty Trust Co., NY), VRDN (a)	18,035,000	18,035,000	1,800,000	1,800,000
Series 2001 A3, 2.65% (AMBAC Insured), VRDN (a)(d)	13,400,000	13,400,000
Series B3, 2.7% (AMBAC Insured), VRDN (a)(d)	12,100,000	12,100,000	2,400,000	2,400,000
Connecticut Resources Recovery Auth. Participating VRDN Series Putters 187, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	6,840,000	6,840,000
Connecticut Spl. Assessment Second Injury Fund 2.85% 8/7/01, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	6,500,000	6,500,000
Connecticut Spl. Assessment Unemployment Compensation Advisor Fund Rev. Bonds Series 1993 C, 4.35%, tender 7/1/01 (FGIC Insured) (a)	33,400,000	33,400,000	9,600,000	9,600,000
Connecticut Spl. Tax Oblig. Rev.:
Bonds (Trans. Infrastructure Proj.) Series A, 8% 6/1/01	6,175,000	6,175,000	2,000,000	2,000,000
Participating VRDN:
Putters 01 168, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	3,730,000	3,730,000	3,735,000	3,735,000
Series MSDW 00 292, 2.7% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	2,300,000	2,300,000
Series MSDW 00 372, 2.7% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	5,000,000	5,000,000
Series PT 368, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	9,095,000	9,095,000	2,400,000	2,400,000
(Trans. Infrastructure Proj.) Series 1, 2.7%, LOC Commerzbank AG, VRDN (a)	51,305,000	51,305,000	14,180,000	14,180,000
Series 2000 1, 2.85% (FGIC Insured), VRDN (a)	53,400,000	53,400,001	16,100,000	16,100,002
Cromwell Gen. Oblig. BAN 4.9% 6/15/01			1,000,000	1,000,225
Danbury Gen. Oblig. BAN 3.2% 8/7/01	13,100,000	13,102,584
Danbury Hsg. Auth. 2.77%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	8,600,000	8,600,000	2,400,000	2,400,000
East Haven Gen. Oblig. BAN 4.5% 12/13/01	5,449,000	5,456,531	1,600,000	1,602,211
Farmington Gen. Oblig. BAN 3.25% 3/26/02	15,800,000	15,832,467	4,200,000	4,208,631
Groton Town Gen. Oblig. BAN 4.3% 6/12/01			2,000,000	2,000,088
Hartford Redev. Agcy. Multi-family Mtg. Rev. (Underwood Towers Proj.) 2.7% (FSA Insured) (BPA Societe Generale), VRDN (a)	11,945,000	11,945,000	2,400,000	2,400,000
Manchester Gen. Oblig. BAN 4.75% 7/6/01	4,145,000	4,146,944	2,350,000	2,351,102
Milford Gen. Oblig. BAN 4.5% 11/8/01	3,000,000	3,003,521
New Britain Gen. Oblig.:
Series 1999, 2.8% (AMBAC Insured) (BPA Bank of Nova Scotia), VRDN (a)	2,700,000	2,700,000
Series 2000 B, 2.8% (AMBAC Insured), VRDN (a)	3,845,000	3,845,000
North Branford Gen. Oblig. BAN 3.25% 10/3/01	4,040,000	4,042,962
North Haven Gen. Oblig. BAN 3.25% 7/30/01	5,000,000	5,002,966
Old Saybrook Gen. Oblig. BAN 4.625% 8/22/01	7,000,000	7,006,576	2,130,000	2,132,001
Reg'l. School District #008 BAN 3.4% 5/2/02	15,000,000	15,066,816	3,000,000	3,013,363
Reg'l. School District #009 BAN 3.2% 5/21/02	13,300,000	13,358,982	3,700,000	3,716,408
Seymour Gen. Oblig. BAN 5% 9/20/01 (BPA Fleet Nat'l. Bank)	21,850,000	21,895,849	5,900,000	5,912,380
Shelton Gen. Oblig. BAN 4.5% 11/15/01	15,200,000	15,216,616	4,405,000	4,409,815
Suffield Gen. Oblig. BAN 3.8% 6/28/01	4,000,000	4,002,071
Watertown Gen. Oblig. BAN 4.5% 8/16/01	2,300,000	2,301,163
West Haven Gen. Oblig. BAN 4.5% 7/17/01	2,800,000	2,800,965	2,765,000	2,765,953
Westport Gen. Oblig. Bonds:
4.85% 7/15/01	1,840,000	1,844,018
5% 8/15/01			1,050,000	1,051,667
Wolcott Gen. Oblig. BAN 3.25% 8/9/01	4,500,000	4,501,432	1,225,000	1,225,390
		677,295,518		178,399,271

Puerto Rico 6.0%
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN Series PT 1226, 2.6% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)			6,535,000	6,535,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Participating VRDN:
Series RobIns 14, 2.6% (Liquidity Facility Bank of New York NA) (a)(e)			8,000,000	8,000,000
Series ROC II 99 2, 2.8% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	5,000,000	5,000,000
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN Series SGA 107, 3.1% (Liquidity Facility Societe Generale) (a)(e)	2,000,000	2,000,000	2,200,000	2,200,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN:
Series Putters 147, 2.6% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)			3,660,000	3,660,000
Series SGA-43, 2.7% (Liquidity Facility Societe Generale) (a)(e)	8,300,000	8,300,000
Puerto Rico Hwy. & Trans. Auth. Participating VRDN Series BS 00 91, 3.1% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(e)	10,900,000	10,900,000	5,800,000	5,800,000
Puerto Rico Pub. Bldgs Auth. Rev. Participating VRDN Series ROC II R56, 2.8% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	6,545,000	6,545,000
		32,745,000		26,195,000

	Shares		Shares
Other4.2%
Fidelity Municipal Cash Central Fund, 3.29% (b)(c)	28,543,000	28,543,000	13,246,426	13,246,426

TOTAL INVESTMENT PORTFOLIO 97.1%		738,583,518		217,840,697
NET OTHER ASSETS 2.9%		24,582,387		4,261,323
NET ASSETS 100.0%		$ 763,165,905		$ 222,102,020

TOTAL COST OF INVESTMENTS		$ 738,583,518		$ 217,840,697
TOTAL COST FOR INCOME TAX PURPOSES		$ 738,583,518		$ 217,840,697

	Combined Pro Forma

	Principal	Value
	$Amount	$(Note 1)

Municipal Securities - 97.1%
Connecticut 86.9%
Berlin Gen. Oblig. BAN 5.1% 6/15/01	3,075,000	3,075,653
Bridgeport Gen. Oblig. BAN Series B, 2.99% 7/18/01	6,000,000	6,000,000
Connecticut Arpt. Rev. Participating VRDN:
Series BS 01 128, 3.2% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	6,285,000	6,285,000
Series BS 01 129, 2.92% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	7,915,000	7,915,000
Series PA 826R, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	4,970,000	4,970,000
Connecticut Dev. Auth. Arpt. Facilities Rev. (Bradley Arpt. Hotel Proj.):
Series 1997 A, 2.9%, LOC Kredietbank, VRDN (a)	4,400,000	4,400,000
Series 1997 B, 2.9%, LOC Chase Manhattan Bank, VRDN (a)	1,000,000	1,000,000
Series 1997 C, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)	1,100,000	1,100,000
Connecticut Dev. Auth. Health Care Rev. (Corp. for Independent Living Proj.):
Series 1990, 2.7%, LOC Chase Manhattan Bank, VRDN (a)	10,100,000	10,100,000
Series 1999, 2.7%, LOC Dexia Cr. Local de France, VRDN (a)	4,355,000	4,355,000
Connecticut Dev. Auth. Indl. Dev. Rev.:
(Cap. District Energy Ctr. Proj.) Series 1998, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	6,600,000	6,600,000
(Lapham Hickey Steel Corp. Proj.) 3%, LOC Harris Trust & Savings Bank, Chicago, VRDN (a)(d)	1,795,000	1,795,000
(Rojo Enterprises LLC Proj.) 2.9%, LOC Fleet Bank NA, VRDN (a)	2,400,000	2,400,000
(The Energy Network/Sina Proj.) Series 2000, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	2,100,000	2,100,000
(W.E. Bassett Co. Proj.) Series 1986, 3.55%, LOC Fleet Bank NA, VRDN (a)(d)	1,200,000	1,200,000
Connecticut Dev. Auth. Poll. Cont.:
Bonds (New England Pwr. Co. Proj.) Series 1999:
3.1% tender 8/8/01, CP mode	2,000,000	2,000,000
3.15% tender 8/13/01, CP mode	6,900,000	6,900,000
(Connecticut Lt. & Pwr. Co. Proj.) Series 1996 A, 2.85% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)(d)	26,200,000	26,200,000
Connecticut Gen. Oblig.:
Bonds:
Series 1996 B, 5% 8/15/01	1,500,000	1,502,260
Series A, 6.1% 3/15/02	5,000,000	5,120,176
Participating VRDN:
Series EGL 94 0701, 2.8% (Liquidity Facility Citibank NA, New York) (a)(e)	13,200,000	13,200,000
Series PA 720R, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	5,495,000	5,495,000
Series PT 1246, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	6,945,000	6,945,000
Series Putters 00 174, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	7,495,000	7,495,000
Series Putters 190, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	5,345,000	5,345,000
Series B, 2.6% (BPA Bayerische Landesbank Girozentrale), VRDN (a)	26,300,000	26,300,000
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
(Yale Univ. Proj.):
Series S1, 3% tender 9/12/01, CP mode	17,000,000	17,000,000
Series S2, 3.15% tender 7/12/01, CP mode	10,800,000	10,800,000
(Yale-New Haven Hosp. Proj.) Series E, 3%, tender 6/1/02 (FGIC Insured) (a)	1,000,000	1,000,000
(Hartford Hosp. Proj.) Series B, 2.7%, LOC Fleet Nat'l. Bank, VRDN (a)	8,500,000	8,500,000
(Marvelwood School Proj.) Series A, 2.7%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	1,100,000	1,100,000
(Pomfret School Issue Proj.) Series A, 2.9%, LOC Dexia Cr. Local de France, VRDN (a)	900,000	900,000
(United Methodist Home Proj.) Series 2001 A, 0%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	1,350,000	1,350,000
(Yale Univ. Proj.):
Series T1, 2.6%, VRDN (a)	15,100,000	15,100,000
Series T2, 2.6%, VRDN (a)	5,000,000	5,000,000
Series U1, 2.45%, VRDN (a)	44,430,000	44,430,000
Series U2, 2.45%, VRDN (a)	35,575,000	35,575,000
Connecticut Hsg. Fin. Auth. Rev.:
Participating VRDN:
Series Merlots 00 BBB, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	5,000,000	5,000,000
Series Merlots 00 P, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	2,900,000	2,900,000
Series Merlots 97 L, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	10,640,000	10,640,000
Series PT 1003, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	23,525,000	23,525,000
Series PT 454, 2.7% (Liquidity Facility Banco Santander Central Hispano SA) (a)(d)(e)	4,550,000	4,550,000
Series PT 81, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	3,400,000	3,400,000
(Hsg. Mtg. Fin. Prog.):
Series 1990 C, 3%, VRDN (a)(d)	8,140,000	8,140,000
Series 1990 D, 3%, VRDN (a)(d)	7,630,000	7,630,000
Series 1995 G, 2.65% (AMBAC Insured) (BPA Morgan Guaranty Trust Co., NY), VRDN (a)	19,835,000	19,835,000
Series 2001 A3, 2.65% (AMBAC Insured), VRDN (a)(d)	13,400,000	13,400,000
Series B3, 2.7% (AMBAC Insured), VRDN (a)(d)	14,500,000	14,500,000
Connecticut Resources Recovery Auth. Participating VRDN Series Putters 187, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	6,840,000	6,840,000
Connecticut Spl. Assessment Second Injury Fund 2.85% 8/7/01, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	6,500,000	6,500,000
Connecticut Spl. Assessment Unemployment Compensation Advisor Fund Rev. Bonds Series 1993 C, 4.35%, tender 7/1/01 (FGIC Insured) (a)	43,000,000	43,000,000
Connecticut Spl. Tax Oblig. Rev.:
Bonds (Trans. Infrastructure Proj.) Series A, 8% 6/1/01	8,175,000	8,175,000
Participating VRDN:
Putters 01 168, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	7,465,000	7,465,000
Series MSDW 00 292, 2.7% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	2,300,000	2,300,000
Series MSDW 00 372, 2.7% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	5,000,000	5,000,000
Series PT 368, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	11,495,000	11,495,000
(Trans. Infrastructure Proj.) Series 1, 2.7%, LOC Commerzbank AG, VRDN (a)	65,485,000	65,485,000
Series 2000 1, 2.85% (FGIC Insured), VRDN (a)	69,500,000	69,500,003
Cromwell Gen. Oblig. BAN 4.9% 6/15/01	1,000,000	1,000,225
Danbury Gen. Oblig. BAN 3.2% 8/7/01	13,100,000	13,102,584
Danbury Hsg. Auth. 2.77%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	11,000,000	11,000,000
East Haven Gen. Oblig. BAN 4.5% 12/13/01	7,049,000	7,058,742
Farmington Gen. Oblig. BAN 3.25% 3/26/02	20,000,000	20,041,098
Groton Town Gen. Oblig. BAN 4.3% 6/12/01	2,000,000	2,000,088
Hartford Redev. Agcy. Multi-family Mtg. Rev. (Underwood Towers Proj.) 2.7% (FSA Insured) (BPA Societe Generale), VRDN (a)	14,345,000	14,345,000
Manchester Gen. Oblig. BAN 4.75% 7/6/01	6,495,000	6,498,046
Milford Gen. Oblig. BAN 4.5% 11/8/01	3,000,000	3,003,521
New Britain Gen. Oblig.:
Series 1999, 2.8% (AMBAC Insured) (BPA Bank of Nova Scotia), VRDN (a)	2,700,000	2,700,000
Series 2000 B, 2.8% (AMBAC Insured), VRDN (a)	3,845,000	3,845,000
North Branford Gen. Oblig. BAN 3.25% 10/3/01	4,040,000	4,042,962
North Haven Gen. Oblig. BAN 3.25% 7/30/01	5,000,000	5,002,966
Old Saybrook Gen. Oblig. BAN 4.625% 8/22/01	9,130,000	9,138,577
Reg'l. School District #008 BAN 3.4% 5/2/02	18,000,000	18,080,179
Reg'l. School District #009 BAN 3.2% 5/21/02	17,000,000	17,075,390
Seymour Gen. Oblig. BAN 5% 9/20/01 (BPA Fleet Nat'l. Bank)	27,750,000	27,808,229
Shelton Gen. Oblig. BAN 4.5% 11/15/01	19,605,000	19,626,431
Suffield Gen. Oblig. BAN 3.8% 6/28/01	4,000,000	4,002,071
Watertown Gen. Oblig. BAN 4.5% 8/16/01	2,300,000	2,301,163
West Haven Gen. Oblig. BAN 4.5% 7/17/01	5,565,000	5,566,918
Westport Gen. Oblig. Bonds:
4.85% 7/15/01	1,840,000	1,844,018
5% 8/15/01	1,050,000	1,051,667
Wolcott Gen. Oblig. BAN 3.25% 8/9/01	5,725,000	5,726,822
		855,694,789

Puerto Rico 6.0%
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN Series PT 1226, 2.6% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	6,535,000	6,535,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Participating VRDN:
Series RobIns 14, 2.6% (Liquidity Facility Bank of New York NA) (a)(e)	8,000,000	8,000,000
Series ROC II 99 2, 2.8% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	5,000,000	5,000,000
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN Series SGA 107, 3.1% (Liquidity Facility Societe Generale) (a)(e)	4,200,000	4,200,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN:
Series Putters 147, 2.6% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	3,660,000	3,660,000
Series SGA-43, 2.7% (Liquidity Facility Societe Generale) (a)(e)	8,300,000	8,300,000
Puerto Rico Hwy. & Trans. Auth. Participating VRDN Series BS 00 91, 3.1% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(e)	16,700,000	16,700,000
Puerto Rico Pub. Bldgs Auth. Rev. Participating VRDN Series ROC II R56, 2.8% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	6,545,000	6,545,000
		58,940,000

	Shares
Other4.2%
Fidelity Municipal Cash Central Fund, 3.29% (b)(c)	41,789,426	41,789,426

TOTAL INVESTMENT PORTFOLIO 97.1%		956,424,215
NET OTHER ASSETS 2.9%		28,843,710
NET ASSETS 100.0%		$985,267,925

TOTAL COST OF INVESTMENTS		$ 956,424,215
TOTAL COST FOR INCOME TAX PURPOSES		$ 956,424,215

Security Type Abbreviations
BAN- BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE

Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holding by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holding as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.

Fidelity Court Street Trust II: Fidelity Connecticut Municipal Money Market Fund and
Fidelity Court Street Trust II: Spartan Connecticut Municipal Money Market Fund
Pro Forma Combining Statement of Assets & Liabilities as of May 31, 2001
(Unaudited)

	Fidelity Connecticut Money Market Fund	Spartan Connecticut Money Market Fund	Combined

Assets
Investment in securities, at value
- See accompanying schedule	$738,583,518	$217,840,697	$956,424,215
Cash	7,499,958	2,074,865	9,574,823
Receivable for investments sold	11,888,063	-	11,888,063
Receivable for fund shares sold	6,763,420	466,202	7,229,622
Interest receivable	5,419,047	1,877,685	7,296,732
Other receivable	14,699	11,680	26,379
Prepaid expenses	12,156	-	12,156
Total assets	770,180,861	222,271,129	992,451,990

Liabilities
Payable for investments purchased	2,350,000	-	2,350,000
Payable for fund shares redeemed	4,256,059	-	4,256,059
Distributions payable	71,999	80,026	152,025
Accrued management fee	237,503	88,485	325,988
Other payables and accrued expenses	99,395	598	99,993
Total liabilities	7,014,956	169,109	7,184,065

Net Assets	$763,165,905	$222,102,020	$985,267,925

Net Assets consist of:
Paid in capital	$763,156,420	$222,099,232	$985,255,652
Accumulated net realized gain (loss)on investments	9,485	2,788	12,273
Net Assets	$763,165,905	$222,102,020	$985,267,925

Net Assets	$763,165,905	$222,102,020	$985,267,925
Net Asset Value, offering price and
redemption price per share	$1.00	$1.00	$1.00
Shares outstanding	763,156,332	222,099,230	985,255,562

	Pro Forma Adjustments		Pro Forma Combined

Assets
Investment in securities, at value
- See accompanying schedule	$-		$956,424,215
Cash	-		9,574,823
Receivable for investments sold	-		11,888,063
Receivable for fund shares sold	-		7,229,622
Interest receivable	-		7,296,732
Other receivable	-		26,379
Prepaid expenses	-		12,156
Total assets	-		992,451,990

Liabilities
Payable for investments purchased	-		2,350,000
Payable for fund shares redeemed	-		4,256,059
Distributions payable	-		152,025
Accrued management fee	-		325,988
Other payables and accrued expenses	-		99,993
Total liabilities	-		7,184,065

Net Assets	$-		$985,267,925

Net Assets consist of:
Paid in capital	-		$985,255,652
Accumulated net realized gain (loss)on investments	-		12,273
Net Assets	$-		$985,267,925

Net Assets	-		$985,267,925
Net Asset Value, offering price and
redemption price per share			$1.00
Shares outstanding	-	(a)	985,255,562

See accompanying notes which are an integral part of the financial statements

Fidelity Court Street Trust II: Fidelity Connecticut Municipal Money Market Fund and
Fidelity Court Street Trust II: Spartan Connecticut Municipal Money Market Fund
Pro Forma Combining Statement of Operations
12 Months Ended May 31, 2001
(Unaudited)

	Fidelity Connecticut Money Market Fund	Spartan Connecticut Money Market Fund	Combined

Investment Income
Interest	$27,087,874	$7,493,759	$34,581,633

Expenses
Management fee	2,711,563	985,120	3,696,683
Transfer agent fees	802,321	-	802,321
Accounting fees and expenses	101,137	-	101,137
Non-interested trustees' compensation	2,554	761	3,315
Custodian fees and expenses	12,735	-	12,735
Registration fees	66,226	-	66,226
Audit	23,640	-	23,640
Legal	29,326	-	29,326
Miscellaneous	20,882	-	20,882
Total expenses before reductions	3,770,384	985,881	4,756,265
Expense reductions	(167,218)	(34,807)	(202,025)
Total expenses	3,603,166	951,074	4,554,240
Net investment income	23,484,708	6,542,685	30,027,393

Net Realized Gain (Loss) on investments	42,335	5,394	47,729

Net increase in net assets
resulting from operations	$23,527,043	$6,548,079	$30,075,122

	Pro Forma Adjustments		Pro Forma Combined

Investment Income
Interest	$-		$34,581,633

Expenses
Management fee	(242,116)	(b)	3,454,567
Transfer agent fees	136,903	(c)	939,224
Accounting fees and expenses	17,421	(c)	118,558
Non-interested trustees' compensation	-		3,315
Custodian fees and expenses	3,490	(c)	16,225
Registration fees	10,296	(d)	76,522
Audit	2,360	(c)	26,000
Legal	8,036	(c)	37,362
Miscellaneous	6,654	(c)	27,536
Total expenses before reductions	(56,956)		4,699,309
Expense reductions	(300,016)	(e)	(502,041)
Total expenses	(356,972)		4,197,268
Net investment income	356,972		30,384,365

Net Realized Gain (Loss) on investments	-		47,729

Net increase in net assets resulting from operations	$356,972		$30,432,094

See accompanying notes which are an integral part of the financial statements

Capitalization

The following table shows the capitalization of the funds as of May 31, 2001 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

		Reinvest price:	$ 1.00

				Totals
Net Asset Value	Fidelity Connecticut Money Market Fund	$ 763,165,905
	Spartan Connecticut Money Market Fund	$ 222,102,020		$ 985,267,925

Shares	Fidelity Connecticut Money Market Fund	763,156,332
Outstanding	Spartan Connecticut Money Market Fund	222,099,230		985,255,562

See accompanying notes which are an integral part of the financial statements

PART C. OTHER INFORMATION

Item 15. Indemnification

Pursuant to Del. Code Ann. title 12 § 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FSC for FSC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 16. Exhibits

(1) Amended and Restated Trust Instrument, dated September 14, 2000, is incorporated by reference to Exhibit a(1) of Post-Effective Amendment No. 26.

(2) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust II's (File No. 33-43757) Post-Effective Amendment No. 10.

(3) Not applicable.

(4) Agreement and Plan of Reorganization between Fidelity Court Street Trust II: Spartan Connecticut Municipal Money Market Fund and Fidelity Court Street Trust II: Fidelity Connecticut Municipal Money Market Fund is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.

(5) Article VII of the Amended and Restated Trust Instrument, dated September 14, 2000, is incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 26.

(6)(a) Management Contract, dated July 16, 1992, between Fidelity Court Street Trust II on behalf of Spartan Florida Municipal Money Market Portfolio (currently known as Fidelity Florida Municipal Money Market Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 10.

(b) Management Contract, dated January 1, 1998, between Fidelity Court Street Trust II on behalf of Fidelity New Jersey Municipal Money Market Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 20.

(c) Management Contract, dated January 1, 1998, between Fidelity Court Street Trust II on behalf of Fidelity Connecticut Municipal Money Market Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 20.

(d) Management Contract, dated February 28, 1992, between Fidelity Court Street Trust II on behalf of Spartan Connecticut Municipal Money Market Portfolio (currently known as Spartan Connecticut Municipal Money Market Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 12.

(e) Management Contract, dated January 10, 1998, between Fidelity Court Street Trust II on behalf of Spartan New Jersey Municipal Money Market Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 20.

(f) Sub-Advisory Agreement, dated July 16, 1992, between FMR Texas Inc. (currently known as Fidelity Investments Money Management, Inc. (FIMM)) and Fidelity Management & Research Company, on behalf of Spartan Florida Municipal Money Market Portfolio (currently known as Fidelity Florida Municipal Money Market Fund), is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 10.

(g) Sub-Advisory Agreement, dated February 28, 1992, between FMR Texas Inc. (currently known as FIMM) and Fidelity Management & Research Company, on behalf of Fidelity New Jersey Tax-Free Money Market Portfolio (currently known as Fidelity New Jersey Municipal Money Market Fund), is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 12.

(h) Sub-Advisory Agreement, dated February 28, 1992, between FMR Texas Inc. (currently known as FIMM) and Fidelity Management & Research Company, on behalf of Fidelity Connecticut Municipal Money Market Portfolio (currently known as Fidelity Connecticut Municipal Money Market Fund), is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 12.

(i) Sub-Advisory Agreement, dated February 28, 1992, between FMR Texas Inc. (currently known as FIMM) and Fidelity Management & Research Company, on behalf of Spartan Connecticut Municipal Money Market Portfolio (currently known as Spartan Connecticut Municipal Money Market Fund), is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 12.

(j) Sub-Advisory Agreement, dated January 10, 1998, between Fidelity Investments Money Management, Inc. (formerly known as FMR Texas Inc.) and Fidelity Management & Research Company, on behalf of Spartan New Jersey Municipal Money Market Fund, is incorporated herein by reference to Exhibit 5(j) of Post-Effective Amendment No. 20.

(7)(a) General Distribution Agreement, dated July 16, 1992, between Fidelity Court Street Trust II on behalf of Spartan Florida Municipal Money Market Portfolio (currently known as Fidelity Florida Municipal Money Market Fund) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 12.

(b) General Distribution Agreement, dated February 28, 1992, between Fidelity Court Street Trust II on behalf of Fidelity New Jersey Tax-Free Money Market Portfolio (currently known as Fidelity New Jersey Municipal Money Market Fund) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 12.

(c) General Distribution Agreement, dated February 28, 1992, between Fidelity Court Street Trust II on behalf of Fidelity Connecticut Municipal Money Market Portfolio (currently known as Fidelity Connecticut Municipal Money Market Fund) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 9.

(d) General Distribution Agreement, dated February 28, 1992, between Fidelity Court Street Trust II on behalf of Spartan Connecticut Municipal Money Market Portfolio (currently known as Spartan Connecticut Municipal Money Market Fund) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 12.

(e) General Distribution Agreement, dated January 10, 1998, between Fidelity Court Street Trust II on behalf of Spartan New Jersey Municipal Money Market Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 20.

(f) Amendments, dated March 14, 1996 and July 15, 1996, to the General Distribution Agreement between Fidelity Court Street Trust II on behalf of Spartan Florida Municipal Money Market Fund (currently known as Fidelity Florida Municipal Money Market Fund), Fidelity New Jersey Municipal Money Market Fund, Fidelity Connecticut Municipal Money Market Fund, Spartan Connecticut Municipal Money Market Fund, and Spartan New Jersey Municipal Money Market Fund, and Fidelity Distributors Corporation, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).

(8) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 15, 1995 and amended through January 1, 2000, is incorporated herein by reference to Exhibit (f)(1) of Fidelity Massachusetts Municipal Trust's (File No. 2-75537) Post-Effective Amendment No. 39.

(9)(a) Custodian Agreement, Appendix A, Appendix B, Appendix C, and Appendix D, dated July 1, 2001, between Citibank, N.A. and the Registrant are incorporated herein by reference to Exhibit g(9) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 49.

(10)(a) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Florida Municipal Money Market Fund (currently known as Fidelity Florida Municipal Money Market Fund) is incorporated herein by reference to Exhibit m(1) of Post-Effective Amendment No. 24.

(b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity New Jersey Tax-Free Money Market Portfolio (currently known as Fidelity New Jersey Municipal Money Market Fund) is incorporated herein by reference to Exhibit m(2) of Post-Effective Amendment No. 24.

(c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Connecticut Municipal Money Market Fund is incorporated herein by reference to Exhibit m(3) of Post-Effective Amendment No. 24.

(d) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Connecticut Municipal Money Market Fund is incorporated herein by reference to Exhibit m(4) of Post-Effective Amendment No. 24.

(e) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan New Jersey Municipal Money Market Fund is incorporated herein by reference to Exhibit m(5) of Post-Effective Amendment No. 24.

(11) Opinion and consent of counsel, Kirkpatrick & Lockhart LLP, as to the legality of shares being registered is filed herein as Exhibit 11.

(12) Opinion and Consent of counsel, Kirkpatrick & Lockhart LLP, as to tax matters in connection with the reorganization of Spartan Connecticut Municipal Money Market Fund is filed herein as Exhibit 12.

(13) Not applicable.

(14) Consent of PricewaterhouseCoopers LLP, dated November 19, 2001, is filed herein as Exhibit 14.

(15) Pro Forma financial statements dated May 31, 2001 for the combined fund are filed herein as part of the N-14 SAI.

(16) Powers of Attorney, dated June 14, 2001, are filed herein as Exhibit 16.

(17) Not applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of November 2001.

Fidelity Court Street Trust II
	By	/s/Edward C. Johnson 3d	(dagger)
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Edward C. Johnson 3d	(dagger)	President and Trustee	November 20, 2001
Edward C. Johnson 3d		(Principal Executive Officer)

/s/Robert A. Dwight		Treasurer	November 20, 2001
Robert A. Dwight

/s/Abigail P. Johnson		Trustee	November 20, 2001
Abigail P. Johnson

/s/J. Michael Cook	*	Trustee	November 20, 2001
J. Michael Cook

/s/Ralph F. Cox	*	Trustee	November 20, 2001
Ralph F. Cox

/s/Phyllis Burke Davis	*	Trustee	November 20, 2001
Phyllis Burke Davis

/s/Robert M. Gates	*	Trustee	November 20, 2001
Robert M. Gates

/s/Donald J. Kirk	*	Trustee	November 20, 2001
Donald J. Kirk

/s/Marie L. Knowles	*	Trustee	November 20, 2001
Marie L. Knowles

/s/Ned C. Lautenbach	*	Trustee	November 20, 2001
Ned C. Lautenbach

/s/Peter S. Lynch	*	Trustee	November 20, 2001
Peter S. Lynch

/s/Marvin L. Mann	*	Trustee	November 20, 2001
Marvin L. Mann

/s/William O. McCoy	*	Trustee	November 20, 2001
William O. McCoy

(dagger) Signatures affixed by Abigail P. Johnson pursuant to a power of attorney dated June 14, 2001 and filed herewith.

* Signatures affixed by Alan C. Porter pursuant to a power of attorney dated June 14, 2001 and filed herewith.